UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02676

Fidelity School Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Intermediate Municipal Income Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.13)%	2.41%	2.26%
Class M (incl. 4.00% sales charge)	(3.18)%	2.42%	2.28%
Class C (incl. contingent deferred sales charge)	(0.90)%	2.47%	2.06%
Fidelity® Intermediate Municipal Income Fund	1.14%	3.56%	2.99%
Class I	1.16%	3.50%	2.93%
Class Z	1.19%	3.58%	2.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$13,429	Fidelity® Intermediate Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund's share classes posted gains in the range of 0.09% to 1.19%, compared, net of fees, with the 0.86% advance of the Bloomberg 1-17 Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Larger-than-benchmark exposure to lower-rated investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid receding worries about muni credit quality and strong investor demand for higher-yielding securities. Elsewhere, overweighting health care and airport bonds added value. Overweighting bonds issued by the states of Illinois and New Jersey and their related entities further boosted the fund's relative result. These securities posted some of the muni market’s biggest gains the past year, aided by positive rating actions by credit-rating agencies. Conversely, differences in the way fund holdings and index components were priced detracted from the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2021

% of fund's net assets
Texas	12.8
Illinois	10.6
Florida	9.5
New York	6.1
California	5.8

Top Five Sectors as of December 31, 2021

% of fund's net assets
General Obligations	34.5
Transportation	14.3
Health Care	13.7
Special Tax	6.3
Electric Utilities	5.9

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	8.1%
AA,A	70.6%
BBB	11.3%
BB and Below	1.3%
Not Rated	2.6%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 93.9%
	Principal Amount (000s)	Value (000s)
Alabama - 1.0%
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/22	1,000	1,012
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	43,790	48,561
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$5,875	$6,844
5% 3/1/30	6,125	7,134
5% 3/1/31	6,135	7,144
5% 3/1/32	4,930	5,740
5% 3/1/33	7,165	8,351
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	750	784
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	1,940	2,225
5% 3/1/27	3,915	4,484
5% 3/1/28	4,225	4,817
5% 3/1/29	3,465	3,935
5% 3/1/30	4,180	4,728

TOTAL ALABAMA		105,759

Alaska - 0.2%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	8,326
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51 (b)	3,720	4,035
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	8,773

TOTAL ALASKA		21,134

Arizona - 3.1%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/22 (Escrowed to Maturity)	3,290	3,409
5% 10/1/23 (Escrowed to Maturity)	4,320	4,676
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/33	1,800	2,399
5% 2/1/35	1,580	2,097
5% 2/1/36	1,600	2,117
5% 2/1/37	1,700	2,244
Arizona State Lottery Rev. Series 2019, 5% 7/1/24 (Escrowed to Maturity)	4,000	4,457
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(c)	63,345	69,901
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 A, 1.875%, tender 3/31/23 (a)(c)	4,925	5,005
Glendale Gen. Oblig. Series 2017:
5% 7/1/23	3,570	3,818
5% 7/1/32	2,915	3,530
Glendale Indl. dev auth Sr Living Facilities Rev. (Royal Oaks Inspirata Pointe Proj.) Series 2020 A:
4% 5/15/31	560	621
5% 5/15/41	1,000	1,135
5% 5/15/56	2,625	2,947
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	8,928
5% 7/1/28	7,255	8,320
5% 7/1/29	7,905	9,063
Glendale Trans. Excise Tax Rev. Series 2015:
5% 7/1/24 (FSA Insured)	1,765	1,967
5% 7/1/25 (FSA Insured)	2,065	2,384
5% 7/1/26 (FSA Insured)	3,565	4,103
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	3,560	4,416
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	10,690	11,980
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	5,170	5,150
6% 1/1/48 (d)	7,730	7,660
Maricopa County Rev.:
Bonds:
Series 2019 D, 5%, tender 5/15/26 (a)	12,610	14,938
Series B, 5%, tender 10/18/22 (a)	14,370	14,908
Series C, 5%, tender 10/18/24 (a)	9,710	10,941
Series 2016 A:
4% 1/1/24	6,310	6,762
5% 1/1/22	2,430	2,430
5% 1/1/23	4,855	5,085
5% 1/1/24	1,990	2,172
5% 1/1/25	7,560	8,576
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D:
5% 7/1/33	7,320	9,700
5% 7/1/34	12,000	15,870
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/27 (c)	2,185	2,651
5% 7/1/28 (c)	3,085	3,732
5% 7/1/42 (c)	2,210	2,653
Series 2019 A, 5% 7/1/49	1,500	1,853
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/29	965	1,209
5% 7/1/30	3,680	4,597
5% 7/1/31	1,255	1,565
5% 7/1/32	3,675	4,572
5% 7/1/36	1,000	1,236
5% 7/1/39	1,090	1,337
Pima County Swr. Sys. Rev. Series 2012 A:
5% 7/1/22 (Escrowed to Maturity)	485	497
5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100)	1,070	1,095
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
Series 2017 A, 5% 1/1/33	4,955	6,111
Series 2020 A, 4% 1/1/45	13,115	15,690
Western Maricopa Ed. Ctr. District Series 2019 B:
5% 7/1/23	4,650	4,976
5% 7/1/24	1,410	1,570
5% 7/1/25	2,285	2,638
5% 7/1/27	3,000	3,674

TOTAL ARIZONA		325,365

Arkansas - 0.0%
Little Rock School District Series 2017, 3% 2/1/22	3,070	3,076
California - 5.5%
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,100	2,265
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series B, 2.85%, tender 4/1/25 (a)	7,020	7,477
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
Series 2014, 5% 5/1/24	5,910	6,547
Series 2016:
5% 8/1/26	14,065	16,861
5% 8/1/29	6,970	8,307
5% 9/1/29	2,755	3,292
Series 2017, 5% 8/1/30	14,245	17,456
Series 2019:
5% 4/1/27	7,900	9,660
5% 4/1/30	18,800	24,724
Series 2020:
4% 3/1/23	3,535	3,691
4% 3/1/24	6,790	7,326
4% 3/1/26	3,300	3,768
4% 11/1/34	5,000	6,152
4% 11/1/35	1,000	1,229
4% 3/1/36	2,615	3,150
4% 11/1/36	9,885	12,061
5% 11/1/31	21,985	29,229
5% 11/1/31	3,500	4,653
5% 11/1/32	6,245	8,291
5% 11/1/32	10,000	13,276
Series 2021:
4% 12/1/22	7,515	7,779
4% 10/1/24	13,025	14,311
4% 10/1/26	7,965	9,226
5% 12/1/22	3,385	3,534
5% 12/1/23	9,020	9,827
5% 10/1/24	5,210	5,866
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	4,157
Series 2020 A:
4% 4/1/35	1,170	1,403
4% 4/1/36	5,000	5,980
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	3,858	4,401
California Infrastructure and Econ. Dev. Bank Rev. Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (a)	11,000	11,110
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 0.3%, tender 4/1/22 (a)(c)	29,400	29,406
Series 2021 B, 0.3%, tender 1/18/22 (a)(c)	7,500	7,500
(Waste Mgmt., Inc. Proj.) Series 2017 A, 0.7%, tender 12/1/23 (a)(c)	10,845	10,880
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (d)	500	450
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	495	440
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2012 A:
5% 4/1/22	2,040	2,064
5% 4/1/23	4,855	4,912
Series 2012 G:
5% 11/1/23	970	1,009
5% 11/1/24	970	1,009
Series 2022 C:
5% 8/1/29 (b)	995	1,223
5% 8/1/30 (b)	1,265	1,583
5% 8/1/31 (b)	555	708
5% 8/1/32 (b)	2,095	2,660
5% 8/1/33 (b)	2,085	2,643
5% 8/1/34 (b)	1,035	1,310
California Statewide Cmntys. Dev. Auth. Rev.:
Bonds Series 2009 C, 5%, tender 11/1/29 (a)	15,715	20,380
Series 2015, 5% 2/1/45	4,090	4,280
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29 (Pre-Refunded to 6/1/23 @ 100)	4,855	5,179
Series 2017 A1, 5% 6/1/26 (Escrowed to Maturity)	970	1,158
Series A, 0% 6/1/24 (Escrowed to Maturity)	5,840	5,781
Los Angeles Dept. Arpt. Rev.:
Series 2018 A, 5% 5/15/34 (c)	1,000	1,229
Series 2020 C, 5% 5/15/45 (c)	5,820	7,254
Series A, 5% 5/15/24 (c)	2,465	2,721
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2015 A, 5% 7/1/29	9,710	10,997
Series B, 5% 7/1/50	4,055	5,172
Los Angeles Unified School District Series 2020 C:
4% 7/1/36	3,810	4,602
5% 7/1/27	7,615	9,362
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2017 D, SIFMA Municipal Swap Index + 0.140% 0.24%, tender 5/21/24 (a)(e)	7,470	7,465
Mount Diablo Unified School District Series 2022 B:
4% 8/1/25 (b)	3,110	3,434
4% 8/1/26 (b)	460	520
4% 8/1/28 (b)	3,340	3,915
4% 8/1/30 (b)	530	640
4% 8/1/31 (b)	340	416
4% 8/1/33 (b)	3,490	4,226
4% 8/1/34 (b)	2,430	2,936
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (FSA Insured)	3,400	3,939
5% 8/1/28	970	1,119
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,695	5,716
Orange County Trans. Auth. (I-405 Impt. Proj.) Series 2021, 5% 10/15/24 (Liquidity Facility Orange County Local Trans. Auth. Sales Tax Rev.)	18,615	20,971
Port of Oakland Rev.:
Series 2012 P, 5% 5/1/22 (Pre-Refunded to 5/1/22 @ 100) (c)	4,855	4,929
Series H, 5% 5/1/26 (c)	1,250	1,473
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/25	1,115	1,273
5% 9/1/28	1,550	1,748
5% 9/1/32	1,630	1,841
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,852
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (c)	3,280	4,000
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23 (Pre-Refunded to 4/15/22 @ 100)	8,645	8,762
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2020 C, 5% 7/1/30 (c)	795	1,023
Series 2021 B:
5% 7/1/37 (c)	16,945	21,852
5% 7/1/38 (c)	17,150	22,076
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2016 A, 5% 5/1/22 (Escrowed to Maturity)	1,075	1,092
Series 2019 A:
5% 5/1/37 (c)	3,290	4,082
5% 5/1/49 (c)	15,380	18,819
Series A, 5% 5/1/44 (c)	3,170	3,468
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	3,809
West Contra Costa Unified School District Series 2012, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	7,665	7,879

TOTAL CALIFORNIA		579,341

Colorado - 2.1%
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	7,239
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	5,205	6,069
5%, tender 11/19/26 (a)	10,090	12,175
Series 2019 A1, 5% 8/1/36	4,000	5,000
Series 2019 A2, 5% 8/1/44	16,590	20,372
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series 1991 A, 0% 7/15/22 (Escrowed to Maturity)	12,460	12,447
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,885	2,088
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
4% 7/15/33	580	719
4% 7/15/35	1,900	2,272
4% 7/15/38	700	825
4% 7/15/39	1,800	2,341
5% 1/15/30	500	634
5% 7/15/30	350	448
5% 1/15/31	500	647
5% 7/15/31	500	646
5% 1/15/32	700	902
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020:
5% 6/1/30	3,000	3,814
5% 6/1/31	1,580	2,001
Colorado Springs Utils. Rev.:
Series 2020:
4% 11/15/36	525	638
4% 11/15/37	670	812
5% 11/15/33	400	527
5% 11/15/33	700	923
5% 11/15/34	685	901
5% 11/15/36	440	577
5% 11/15/37	635	831
5% 11/15/38	885	1,156
Seriess 2020, 5% 11/15/35	460	605
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (a)	36,390	40,210
Denver City & County Arpt. Rev.:
Series 2012 A, 5% 11/15/24 (c)	4,650	4,836
Series 2017 A:
5% 11/15/24 (c)	2,230	2,504
5% 11/15/27 (c)	1,025	1,253
5% 11/15/28 (c)	5,890	7,185
5% 11/15/29 (c)	4,855	5,904
5% 11/15/30 (c)	3,885	4,718
Series 2018 A:
5% 12/1/30 (c)	7,475	9,697
5% 12/1/31 (c)	15,915	19,593
E-470 Pub. Hwy. Auth. Rev.:
Series 2010 A:
0% 9/1/35	1,940	1,484
0% 9/1/37	2,915	2,110
0% 9/1/38	3,650	2,569
Series 2020 A:
5% 9/1/28	2,000	2,508
5% 9/1/34	1,135	1,465
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	23,355	24,287

TOTAL COLORADO		217,932

Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/23	2,915	3,011
Series 2016 A, 5% 3/15/26	2,940	3,472
Series 2016 E:
5% 10/15/26	3,445	4,142
5% 10/15/29	4,975	5,959
Series 2018 E:
5% 9/15/27	4,050	4,994
5% 9/15/28	4,000	5,049
5% 9/15/29	4,000	5,038
5% 9/15/30	4,000	5,022
Series 2018 F, 5% 9/15/27	1,000	1,233
Series 2019 A:
5% 4/15/30	2,345	2,983
5% 4/15/34	2,635	3,325
5% 4/15/35	915	1,153
Series 2020 B, 5% 1/15/26	975	1,145
Series 2021 B, 4% 1/15/39 (b)	6,745	8,173
Series 2021 D:
5% 7/15/22	4,295	4,405
5% 7/15/23	3,425	3,671
Series A:
3% 1/15/22	1,475	1,476
3% 1/15/23	2,030	2,088
3% 1/15/24	1,300	1,369
4% 1/15/24	880	945
Series B, 5% 1/15/25	2,000	2,272
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	11,195	11,215
Series 2014 A, 1.1%, tender 2/7/23 (a)	5,250	5,298
Series 2014 B, 1.8%, tender 7/1/24 (a)	7,890	8,089
Series 2017 B, 0.55%, tender 7/3/23 (a)	750	752
Series 2020 B, 5%, tender 1/1/27 (a)	2,555	3,054
Series 2018 S:
5% 7/1/26	2,200	2,592
5% 7/1/29	970	1,196
Series 2019 A, 5% 7/1/34 (d)	6,000	6,443
Series 2019 Q-1:
5% 11/1/22	1,630	1,694
5% 11/1/24	1,760	1,981
5% 11/1/25	1,205	1,403
5% 11/1/27	3,115	3,841
5% 11/1/28	1,780	2,250
Series 2020 A:
4% 7/1/36	1,750	2,049
4% 7/1/38	1,580	1,848
5% 7/1/29	1,000	1,281
5% 7/1/30	1,830	2,363
5% 7/1/31	2,975	3,821
5% 7/1/33	4,925	6,269
5% 7/1/34	2,050	2,603
5% 7/1/35	3,200	4,058
Series 2020 K, 4% 7/1/45	350	402
Series 2022 M:
5% 7/1/29 (b)	820	1,012
5% 7/1/32 (b)	3,915	5,070
5% 7/1/33 (b)	3,270	4,209
Series N:
4% 7/1/39	4,400	4,927
4% 7/1/49	3,025	3,334
Connecticut Hsg. Fin. Auth. Series 2021 D1, 3% 5/15/51	27,110	29,224
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series A:
5% 5/1/23	1,335	1,418
5% 5/1/29	3,675	4,697
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	1,526	1,613
Stratford Gen. Oblig. Series 2019, 5% 1/1/29	2,490	2,977
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/27	1,720	2,127
5% 11/1/27	2,050	2,535
5% 11/1/28	1,260	1,598

TOTAL CONNECTICUT		210,168

Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	4,110	4,168
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	2,790	3,560
Series 2020 A, 5% 1/1/31	3,700	4,814
Delaware River & Bay Auth. Rev. Series 2021:
4% 1/1/39	1,350	1,640
4% 1/1/40	1,200	1,455
4% 1/1/41	700	847
4% 1/1/42	365	440
5% 1/1/27	730	885
5% 1/1/31	150	199
5% 1/1/36	510	679
Delaware Trans. Auth. Trans. Sys. Rev. Series 2020, 5% 7/1/32	2,150	2,827

TOTAL DELAWARE		21,514

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	2,915	2,915
5% 1/1/24	1,235	1,349
5% 1/1/25	2,670	2,910

TOTAL DELAWARE, NEW JERSEY		7,174

District Of Columbia - 1.7%
District of Columbia Gen. Oblig.:
Series 2021 D:
4% 2/1/36	2,500	3,060
4% 2/1/37	2,500	3,053
4% 2/1/46	6,700	8,010
Series 2021 E, 4% 2/1/37	3,240	3,957
District of Columbia Income Tax Rev.:
Series 2020 A:
5% 3/1/22	1,200	1,209
5% 3/1/24	1,570	1,728
Series 2020 B:
5% 10/1/22	1,880	1,948
5% 10/1/23	10,000	10,822
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B:
4% 10/1/35	1,185	1,371
4% 10/1/36	1,760	2,034
4% 10/1/37	1,770	2,040
4% 10/1/38	735	846
5% 10/1/33	1,250	1,563
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (c)	2,335	2,824
5% 10/1/34 (c)	1,940	2,345
5% 10/1/36 (c)	1,820	2,201
Series 2018 A:
5% 10/1/28 (c)	3,885	4,861
5% 10/1/29 (c)	4,030	5,007
5% 10/1/30 (c)	3,165	3,916
5% 10/1/31 (c)	4,540	5,607
Series 2019 A:
5% 10/1/22 (c)	795	823
5% 10/1/23 (c)	1,160	1,253
5% 10/1/24 (c)	2,395	2,677
5% 10/1/25 (c)	1,530	1,769
Series 2021 A:
4% 10/1/37 (c)	1,680	2,018
4% 10/1/38 (c)	1,865	2,234
5% 10/1/30 (c)	7,470	9,717
5% 10/1/31 (c)	12,695	16,799
5% 10/1/32 (c)	18,670	24,545
5% 10/1/33 (c)	18,370	24,087
5% 10/1/34 (c)	4,480	5,862
5% 10/1/35 (c)	3,985	5,206
5% 10/1/36 (c)	3,175	4,140
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	9,653

TOTAL DISTRICT OF COLUMBIA		179,185

Florida - 9.4%
Alachua County School Board Ctfs. Series 2020:
5% 7/1/22	1,350	1,382
5% 7/1/23	2,530	2,704
5% 7/1/27	4,285	5,232
5% 7/1/28	7,045	8,824
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,559
5% 7/1/30	7,240	8,027
Series 2015 C, 5% 7/1/24	2,915	3,224
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,010	3,114
Series 2015 A, 5% 10/1/34 (c)	2,000	2,291
Series 2017:
5% 10/1/23 (c)	1,000	1,080
5% 10/1/30 (c)	2,050	2,482
5% 10/1/31 (c)	3,100	3,749
5% 10/1/35 (c)	1,000	1,208
Series 2019 B:
5% 10/1/28 (c)	6,000	7,489
5% 10/1/29 (c)	5,000	6,354
Series A:
5% 10/1/29 (c)	4,090	4,714
5% 10/1/31 (c)	2,915	3,340
5% 10/1/32 (c)	3,885	4,451
Broward County Port Facilities Rev.:
Series 2019 A:
5% 9/1/30	1,230	1,570
5% 9/1/32	1,055	1,341
Series 2019 B:
4% 9/1/37 (c)	1,970	2,255
5% 9/1/28 (c)	710	892
Broward County School Board Ctfs. of Prtn.:
(Broward County School District) Series 2012 A:
5% 7/1/25	1,450	1,483
5% 7/1/26	4,320	4,418
Series 2012 A:
5% 7/1/22	4,855	4,969
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	4,020	4,116
Series 2015 A:
5% 7/1/26	11,170	12,890
5% 7/1/27	8,900	10,264
5% 7/1/28	3,885	4,472
Series 2015 B:
5% 7/1/25	2,100	2,418
5% 7/1/26	11,335	13,089
5% 7/1/27	7,670	8,839
5% 7/1/28	13,120	15,111
Series 2016, 5% 7/1/32	2,430	2,851
Series 2020 A, 5% 7/1/31	3,000	3,884
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/31	2,000	2,466
5% 10/1/34	1,250	1,527
5% 10/1/35	500	609
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2019 B, 5% 7/1/35	5,000	6,342
Series 2021:
5% 7/1/23 (FSA Insured)	1,050	1,123
5% 7/1/24 (FSA Insured)	885	987
5% 7/1/26 (FSA Insured)	4,140	4,948
Citizens Property Ins. Corp. Series 2012 A1, 5% 6/1/22	2,545	2,595
Clay County Sales Surtax Rev. Series 2020:
5% 10/1/22	650	673
5% 10/1/23	810	875
5% 10/1/24	740	831
5% 10/1/25	1,115	1,295
5% 10/1/31	2,445	3,146
5% 10/1/34	5,390	6,894
5% 10/1/36	3,000	3,819
5% 10/1/37	6,135	7,788
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	4,881
5% 7/1/28	970	1,109
5% 7/1/30	6,440	7,352
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	4,570	5,134
Florida Dept. of Mgmt. Svcs. Ctfs. of Prtn. Series 2018 A, 5% 11/1/29	6,245	8,072
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/29	1,635	1,961
5% 3/1/30	1,715	2,043
5% 3/1/31	1,805	2,138
5% 3/1/32	1,890	2,234
Series 2019:
5% 10/1/28	1,060	1,305
5% 10/1/30	1,500	1,867
5% 10/1/31	1,750	2,164
5% 10/1/32	1,305	1,605
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	3,998
5% 10/1/28	5,000	5,699
5% 10/1/29	2,645	3,004
5% 10/1/30	2,405	2,725
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	2,119
5% 10/1/31	1,940	2,312
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	11,945	12,366
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,750	2,847
Series 2015 B:
5% 10/1/24	970	1,089
5% 10/1/27	1,455	1,685
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A:
5% 10/1/28 (Pre-Refunded to 10/1/27 @ 100) (c)	3,380	4,162
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (c)	1,970	2,426
Series 2019 A, 5% 10/1/44 (c)	14,200	17,515
Halifax Hosp. Med. Ctr. Rev. Series 2015:
5% 6/1/28	1,245	1,417
5% 6/1/35	2,430	2,753
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/22 (c)	1,600	1,649
5% 9/1/23 (c)	1,940	2,080
5% 9/1/24 (c)	2,135	2,371
5% 9/1/25 (c)	2,150	2,471
5% 9/1/26 (c)	2,200	2,610
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (c)	3,285	3,932
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/29	6,955	8,802
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	2,869
5% 7/1/25	1,940	2,219
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2017 B, 5% 10/1/26	6,680	7,994
Series A:
4% 10/1/35	5,000	5,948
5% 10/1/30	5,055	6,511
5% 10/1/31	2,625	3,367
5% 10/1/32	4,385	5,612
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	3,885	4,026
5% 10/1/23	5,165	5,346
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (Pre-Refunded to 6/1/24 @ 100)	970	1,077
5% 6/1/26 (Pre-Refunded to 6/1/24 @ 100)	1,750	1,943
5% 6/1/28 (Pre-Refunded to 6/1/24 @ 100)	485	539
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/23 (c)	1,330	1,435
Lee Memorial Health Sys. Hosp. Rev.:
Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	11,585	13,348
Series 2019 A1:
5% 4/1/33	1,650	2,062
5% 4/1/34	3,250	4,056
5% 4/1/35	6,325	7,881
5% 4/1/37	2,190	2,718
5% 4/1/39	1,500	1,856
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	1,940	2,250
Miami-Dade County Series 2021 B2, 4% 10/1/38	3,000	3,599
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (c)	2,915	3,019
5% 10/1/23 (c)	250	259
5% 10/1/24 (c)	9,710	10,044
5% 10/1/24	2,100	2,175
Series 2014 A:
5% 10/1/27 (c)	1,770	1,973
5% 10/1/29 (c)	2,725	3,036
5% 10/1/33 (c)	5,440	6,049
5% 10/1/37	7,185	8,021
Series 2015 A, 5% 10/1/35 (c)	2,430	2,702
Series 2016 A:
5% 10/1/30	2,430	2,896
5% 10/1/31	970	1,155
Series 2017 B, 5% 10/1/40 (c)	2,400	2,858
Series 2020 A:
4% 10/1/36	2,000	2,384
4% 10/1/38	2,250	2,671
5% 10/1/32	2,150	2,778
5% 10/1/33	3,325	4,286
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25 (Pre-Refunded to 10/1/22 @ 100)	2,185	2,263
Series 2016:
5% 10/1/28	5,385	6,460
5% 10/1/29	3,985	4,768
5% 10/1/30	7,215	8,629
Series 2021 A:
4% 4/1/42	7,445	9,007
4% 4/1/44	8,990	10,821
4% 4/1/46	9,860	11,811
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	8,005
Series 2014 A, 5% 7/1/44	2,815	3,086
Series 2016 A:
5% 7/1/32	3,865	4,555
5% 7/1/33	3,205	3,770
Series A:
5% 7/1/31	1,455	1,713
5% 7/1/34	970	1,139
Miami-Dade County Gen. Oblig.:
(Parks Prog.) Series 2015 A, 5% 11/1/23	3,955	4,295
Series 2016 A:
5% 7/1/29	10,905	14,061
5% 7/1/31	11,690	15,331
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt. of Florida Proj.) Series 2018, 0.4%, tender 8/1/23 (a)(c)	1,950	1,948
(Waste Mgmt., Inc. Proj.) Series 2018 A, 0.475%, tender 7/1/24 (a)(c)	9,620	9,656
Series 2011, 0.4%, tender 11/1/22 (a)(c)	6,500	6,501
Series 2018 B, 0.475%, tender 7/1/24 (a)(c)	12,500	12,547
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	12,744
5% 11/1/25	11,880	13,369
5% 11/1/26	7,720	8,664
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,100	4,684
Series 2015 B, 5% 5/1/28	13,295	15,112
Series 2015 D:
5% 2/1/29	3,935	4,571
5% 2/1/30	6,310	7,314
Series 2016 A:
5% 8/1/27	7,340	8,722
5% 5/1/31	19,200	22,423
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	1,625	1,664
Miami-Dade County Wtr. & Swr. Rev. Series 2021:
4% 10/1/48	3,330	3,950
4% 10/1/51	7,750	9,160
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	12,285	12,428
Series 2012 B, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	5,050	5,109
Series 2016 A, 5% 10/1/39	4,180	4,919
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	3,885	3,993
Series 2015 C, 5% 8/1/29 (Pre-Refunded to 8/1/25 @ 100)	6,800	7,886
Orlando Utils. Commission Util. Sys. Rev. Series 2012 A:
5% 10/1/23	1,650	1,784
5% 10/1/25	875	1,020
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	330	359
5% 12/1/24 (Escrowed to Maturity)	660	748
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/25	1,805	2,042
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,110	3,593
Series 2015 B:
5% 8/1/25	1,580	1,825
5% 8/1/26	10,160	11,746
5% 8/1/27	8,045	9,276
5% 8/1/28	5,325	6,132
Series 2015 D:
5% 8/1/26	23,370	27,018
5% 8/1/27	10,595	12,216
5% 8/1/28	3,620	4,168
Series 2017 A, 5% 8/1/26	21,905	26,117
Series 2018 A:
5% 8/1/22	1,865	1,916
5% 8/1/23	1,115	1,196
5% 8/1/24	1,270	1,418
5% 8/1/25	4,550	5,257
5% 8/1/26	1,880	2,241
Series 2021 A:
5% 8/1/38	3,720	4,866
5% 8/1/39	7,440	9,704
Pasco County Gen. Oblig. (Jail Projs.) Series 2021 B:
5% 10/1/32	2,175	2,906
5% 10/1/34	2,400	3,194
5% 10/1/38	2,905	3,827
5% 10/1/39	3,060	4,022
5% 10/1/40	3,215	4,219
Pasco County School Board Ctfs. of Prtn. Series 2020 C:
5% 8/1/33 (FSA Insured)	3,000	3,878
5% 8/1/34 (FSA Insured)	2,250	2,903
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	500	564
5% 7/1/39	1,000	1,159
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	1,940	2,069
5% 7/1/27	4,130	4,399
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	1,940	2,074
5% 7/1/24	1,700	1,892
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,542
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,746
5% 8/15/25	3,980	4,600
Tallahassee Health Facilities Rev. Series 2015 A, 5% 12/1/40	1,750	1,968
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2001 A, 6% 10/1/29	2,430	3,306
Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,335	2,428
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,845	1,900
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/35	400	465
4% 10/15/36	375	435
4% 10/15/38	750	867
4% 10/15/39	1,000	1,154
5% 10/15/44	1,365	1,674
5% 10/15/49	2,560	3,122
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,632
Series 2019:
5% 8/1/22	3,250	3,340
5% 8/1/23	3,450	3,702
5% 8/1/24	1,800	2,009

TOTAL FLORIDA		991,579

Georgia - 2.9%
Atlanta Arpt. Rev.:
Series 2020 A:
5% 7/1/26	4,290	5,110
5% 7/1/27	9,365	11,480
Series 2021 C:
4% 7/1/38 (c)	745	890
5% 7/1/23 (c)	690	738
5% 7/1/25 (c)	710	814
5% 7/1/32 (c)	750	981
5% 7/1/33 (c)	1,050	1,370
5% 7/1/34 (c)	750	976
5% 7/1/35 (c)	1,000	1,300
5% 7/1/36 (c)	1,050	1,362
5% 7/1/37 (c)	1,115	1,442
Atlanta Wtr. & Wastewtr. Rev. Series 2015:
5% 11/1/27	970	1,113
5% 11/1/29	2,430	2,785
Brookhaven Dev. Auth. Rev. Series 2019 A:
5% 7/1/24	1,750	1,949
5% 7/1/27	1,500	1,842
5% 7/1/38	2,000	2,533
5% 7/1/39	1,250	1,581
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	2,000	2,050
Series 2008, 2.925%, tender 3/12/24 (a)	5,000	5,257
Series 2012, 1.7%, tender 8/22/24 (a)	9,660	9,949
Series 2013 1st, 2.925%, tender 3/12/24 (a)	7,770	8,169
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.):
Series 2019 A, 5%, tender 7/1/26 (a)	12,665	14,813
Series 2019 B, 5%, tender 7/1/29 (a)	10,100	12,638
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,435	1,450
DeKalb Private Hosp. Auth. Rev. Series 2019 B:
5% 7/1/24	1,000	1,114
5% 7/1/26	1,000	1,193
5% 7/1/28	2,000	2,521
Fulton County Dev. Auth. Rev.:
Series 2019 C:
5% 7/1/27	3,035	3,728
5% 7/1/36	1,300	1,652
5% 7/1/37	1,600	2,030
5% 7/1/39	1,250	1,581
Series 2019, 5% 6/15/44	2,365	2,944
Georgia Gen. Oblig. Series 2020 A:
4% 8/1/34	8,545	10,498
4% 8/1/35	15,000	18,386
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
5% 1/1/27	990	1,188
5% 1/1/28	520	638
5% 1/1/29	1,140	1,424
5% 1/1/31	700	869
5% 1/1/32	515	637
5% 1/1/33	1,200	1,484
Series 2020 A:
4% 1/1/34	1,870	2,229
5% 11/1/27	600	736
5% 11/1/28	820	1,029
5% 11/1/29	935	1,194
5% 1/1/31	1,000	1,296
5% 1/1/31	1,250	1,620
5% 1/1/32	1,150	1,486
5% 1/1/32	1,000	1,292
5% 1/1/33	1,000	1,290
5% 1/1/35	1,000	1,285
Series 2021 A:
4% 1/1/46 (FSA Insured)	1,710	1,951
4% 1/1/46 (FSA Insured)	1,100	1,264
4% 1/1/51	630	708
5% 1/1/56	1,635	1,993
5% 1/1/56	560	678
5% 1/1/56	820	1,002
5% 1/1/62 (FSA Insured)	3,345	4,097
5% 1/1/62 (FSA Insured)	2,000	2,449
5% 1/1/63	1,485	1,798
Series GG:
5% 1/1/24	3,520	3,677
5% 1/1/25	1,215	1,268
5% 1/1/26	4,855	5,061
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,360	1,529
Series Q, 5% 10/1/22	1,940	2,008
Series S:
5% 10/1/22	1,240	1,284
5% 10/1/24	2,355	2,435
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	28,250	30,003
Series 2019 B, 4%, tender 12/2/24 (a)	26,260	28,659
Series 2021 A, 4%, tender 9/1/27 (a)	37,145	42,929
Series 2018 A, 4% 3/1/23	1,700	1,773
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/39	955	1,130
4% 4/1/41	1,500	1,768
4% 4/1/44	1,975	2,312
5% 4/1/32	800	1,045
5% 4/1/34	2,420	3,146
Series 2020 B, 5% 9/1/34	3,500	4,580

TOTAL GEORGIA		308,483

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev. Series 2020 A:
4% 7/1/36 (c)	925	1,089
4% 7/1/37 (c)	1,385	1,627
4% 7/1/38 (c)	1,400	1,642
4% 7/1/39 (c)	1,500	1,756
4% 7/1/40 (c)	535	625
Hawaii Gen. Oblig.:
Series 2019 FW:
5% 1/1/31	1,250	1,581
5% 1/1/35	5,000	6,278
Series 2019, 5% 1/1/30	5,140	6,530
Series 2020 A:
4% 7/1/33 (c)	1,000	1,199
4% 7/1/35 (c)	280	335
Honolulu City & County Gen. Oblig.:
Series 2017 D:
5% 9/1/22	3,885	4,009
5% 9/1/26	3,110	3,731
Series 2019 A:
5% 9/1/27	2,000	2,469
5% 9/1/30	6,500	8,177
Series 2019 D, 5% 8/1/26	4,500	5,385
Series 2020 F:
5% 7/1/33	1,955	2,555
5% 7/1/34	860	1,120
Series 2022 A:
5% 11/1/23 (b)	2,220	2,339
5% 11/1/25 (b)	2,620	2,961
5% 11/1/26 (b)	700	814
5% 11/1/27 (b)	2,630	3,136
5% 11/1/28 (b)	4,210	5,138
Series C:
4% 7/1/34	850	1,037
4% 7/1/37	750	899
4% 7/1/39	1,200	1,434
4% 7/1/40	1,250	1,491
4% 7/1/41	1,000	1,190
Univ. Hawaii Rev.:
Series 2020 B:
5% 10/1/29	4,695	6,082
5% 10/1/30	4,280	5,658
Series 2020 D, 5% 10/1/29	1,025	1,328

TOTAL HAWAII		83,615

Idaho - 0.2%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/22	3,285	3,368
5% 7/15/23	1,575	1,687
5% 7/15/24	1,260	1,403
5% 7/15/25	1,260	1,453
5% 7/15/27	3,140	3,840
Series 2019 A, 4% 1/1/50	940	1,034
Series 2021 A:
4% 7/15/36	750	907
4% 7/15/37	750	905
4% 7/15/38	1,750	2,108
4% 7/15/39	500	599

TOTAL IDAHO		17,304

Illinois - 10.4%
Champaign County Cmnty. Unit Series 2020 A:
0% 1/1/26	800	770
0% 1/1/28	575	533
Chicago Board of Ed.:
Series 2011 A:
5% 12/1/41	2,075	2,085
5.5% 12/1/39	5,730	5,760
Series 2012 A, 5% 12/1/42	1,880	1,943
Series 2015 C, 5.25% 12/1/39	1,455	1,603
Series 2016 B, 6.5% 12/1/46	700	858
Series 2017 A, 7% 12/1/46 (d)	2,400	3,090
Series 2017 C, 5% 12/1/26	905	1,068
Series 2017 D, 5% 12/1/27	2,500	3,013
Series 2017 H, 5% 12/1/36	5,215	6,154
Series 2018 A:
5% 12/1/24	560	627
5% 12/1/27	6,280	7,569
5% 12/1/33	700	848
5% 12/1/34	1,400	1,693
Series 2018 C:
5% 12/1/24	725	812
5% 12/1/26	4,625	5,459
5% 12/1/46	5,795	6,887
Series 2019 A:
5% 12/1/24	2,300	2,575
5% 12/1/28	6,520	8,000
5% 12/1/28	510	626
5% 12/1/29	930	1,158
5% 12/1/30	900	1,121
5% 12/1/32	1,250	1,549
Series 2021 B, 5% 12/1/31	3,250	4,097
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/30 (c)	2,980	3,234
5% 1/1/32 (c)	6,310	6,839
Series 2014 B:
5% 1/1/22	970	970
5% 1/1/24	3,235	3,527
Series 2016 A:
5% 1/1/29 (c)	2,155	2,489
5% 1/1/30 (c)	3,290	3,796
5% 1/1/31 (c)	3,850	4,441
Series 2016 B, 5% 1/1/41	3,390	3,927
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/22	1,700	1,700
Series 2012 B, 5% 1/1/22 (c)	6,800	6,800
Series 2015 A, 5% 1/1/24 (c)	1,045	1,136
Series 2015 B, 5% 1/1/32	5,235	5,899
Series 2015 C, 5% 1/1/24 (c)	1,245	1,353
Series 2016 C:
5% 1/1/22	2,355	2,355
5% 1/1/23	2,595	2,716
5% 1/1/24	1,455	1,588
5% 1/1/25	2,285	2,588
5% 1/1/26	1,940	2,270
5% 1/1/33	2,305	2,679
5% 1/1/34	2,670	3,103
Series 2016 D, 5% 1/1/52	6,740	7,970
Series 2017 D:
5% 1/1/27 (c)	2,415	2,887
5% 1/1/28 (c)	460	547
5% 1/1/31 (c)	2,850	3,364
5% 1/1/33 (c)	1,455	1,724
Series 2018 A:
5% 1/1/48 (c)	3,585	4,298
5% 1/1/53 (c)	6,110	7,296
Series 2018 B, 5% 1/1/53	2,155	2,616
Series 2020 A:
4% 1/1/35	22,440	26,613
4% 1/1/36	3,715	4,395
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (c)	2,470	2,923
Chicago Transit Auth. Cap. Grant Receipts Rev.:
Series 2017:
5% 6/1/22	1,685	1,717
5% 6/1/23	1,520	1,617
Series 2021:
5% 6/1/27	2,250	2,733
5% 6/1/28	2,500	3,109
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,260	1,264
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	990	997
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	970	990
5% 12/15/24	1,310	1,338
Series 2012 C, 5% 12/15/25	2,060	2,103
Cook County Gen. Oblig.:
Series 2012 C:
5% 11/15/22	2,325	2,420
5% 11/15/23	4,835	5,028
5% 11/15/24	18,115	18,835
5% 11/15/25 (FSA Insured)	505	525
Series 2021 A:
5% 11/15/22	3,725	3,878
5% 11/15/23	1,050	1,140
5% 11/15/24	1,150	1,297
5% 11/15/25	1,150	1,342
5% 11/15/26	2,300	2,768
Series 2021 B:
4% 11/15/26	1,575	1,813
4% 11/15/27	1,585	1,855
4% 11/15/28	795	942
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	5,819
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018, 5% 2/1/29	1,190	1,423
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	28,065	27,876
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.4%, tender 11/1/22 (a)(c)	7,000	6,995
Illinois Fin. Auth. Series 2020 A:
5% 8/15/30	2,170	2,840
5% 8/15/31	1,060	1,386
5% 8/15/32	1,500	1,954
5% 8/15/33	1,250	1,623
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,340	1,374
5% 8/1/24	1,480	1,636
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34 (Pre-Refunded to 9/1/24 @ 100)	585	656
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,597
5% 7/15/26	1,940	2,309
5% 7/15/28	2,040	2,526
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	12,372
5% 5/15/30	9,845	12,270
5% 5/15/31	21,400	26,574
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	3,051
5% 2/15/29	10,570	12,736
5% 2/15/36	2,200	2,631
(Presence Health) Series 2016 C, 5% 2/15/28	6,800	8,225
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	975
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,246
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	1,004
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	16,420	17,147
Series E, 2.25%, tender 4/29/22 (a)	1,820	1,832
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	1,435	1,460
Series 2012:
5% 9/1/32 (Pre-Refunded to 9/1/22 @ 100)	7,865	8,116
5% 9/1/38 (Pre-Refunded to 9/1/22 @ 100)	10,595	10,932
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	3,170	3,300
Series 2013:
5% 11/15/26	2,600	2,702
5% 11/15/29	780	810
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	7,665	7,797
Series 2015 A:
5% 5/15/25	760	860
5% 11/15/27	1,015	1,173
5% 11/15/28	1,215	1,403
5% 11/15/29	1,830	2,112
5% 11/15/32	3,375	3,889
5% 11/15/35	1,500	1,726
Series 2015 B, 5% 11/15/26	2,940	3,361
Series 2015 C:
5% 8/15/35	5,925	6,763
5% 8/15/44	28,260	32,159
Series 2016 A:
5% 2/15/24	1,455	1,599
5% 2/15/25	995	1,137
5% 2/15/26	1,455	1,718
5% 7/1/30	2,545	2,988
5% 8/15/33 (Pre-Refunded to 8/15/26 @ 100)	3,205	3,831
5% 7/1/34	1,650	1,936
5% 7/1/36	5,715	6,705
5% 2/15/45	1,600	1,849
Series 2016 C:
3.75% 2/15/34	1,250	1,401
4% 2/15/36	5,330	6,041
5% 2/15/24	565	620
5% 2/15/31	1,650	1,983
5% 2/15/32	12,195	14,643
5% 2/15/33	4,855	5,825
5% 2/15/41	6,865	8,187
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	35	41
5% 5/15/28	2,380	2,792
5% 5/15/29	1,330	1,554
5% 12/1/29	1,755	2,077
5% 12/1/40	4,765	5,586
5% 12/1/46	3,250	3,785
Series 2017 A:
5% 1/1/34	2,485	2,929
5% 8/1/47	750	866
Series 2017:
5% 7/1/29	5,030	6,053
5% 1/1/30	4,855	5,841
5% 7/1/31	8,630	10,362
Series 2018 A, 5% 1/1/44	19,010	22,664
Series 2019:
5% 9/1/29	650	821
5% 9/1/31	500	623
5% 9/1/32	1,000	1,240
5% 9/1/34	1,100	1,356
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	1,410	1,753
Series 2012 A:
4% 1/1/23	2,130	2,136
5% 1/1/33	3,495	3,506
Series 2012:
5% 3/1/22	4,855	4,892
5% 8/1/22	6,410	6,583
5% 8/1/23	3,310	3,545
Series 2013, 5.5% 7/1/38	3,885	4,163
Series 2014:
5% 4/1/23	7,400	7,820
5% 2/1/26	2,195	2,392
5% 2/1/27	2,590	2,822
5% 4/1/28	2,070	2,266
5% 5/1/28	910	999
5% 5/1/32	2,430	2,664
5% 5/1/33	6,410	7,026
5.25% 2/1/31	10,195	11,147
Series 2016:
5% 1/1/22	7,905	7,905
5% 2/1/23	1,530	1,606
5% 6/1/25	7,620	8,704
5% 6/1/26	1,035	1,216
5% 2/1/27	8,355	9,970
5% 2/1/28	5,965	7,056
5% 2/1/29	5,605	6,623
Series 2017 D, 5% 11/1/25	12,765	14,753
Series 2019 B:
5% 9/1/22	5,475	5,644
5% 9/1/23	5,580	5,996
5% 9/1/24	5,580	6,220
Series 2020 B, 5% 10/1/30	11,425	14,605
Series 2021 C:
4% 3/1/22	6,835	6,876
4% 3/1/23	7,040	7,333
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	8,795	9,388
Illinois Hsg. Dev. Auth. Rev.:
Series 2019 C, 5% 4/1/28	1,200	1,473
Series D, 3.75% 4/1/50	2,035	2,229
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/22	4,900	4,918
5% 2/1/28	9,710	11,174
5% 2/1/31	3,465	3,986
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	8,000	8,517
Series 2021 C:
5% 6/15/23	1,480	1,576
5% 6/15/24	1,710	1,892
5% 6/15/25	985	1,127
5% 6/15/26	1,500	1,765
5% 6/15/27	3,000	3,615
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	5,890	6,423
Series 2016 A, 5% 12/1/31	1,735	2,017
Series 2019 A, 5% 1/1/44	3,730	4,628
Series A:
5% 1/1/39	2,100	2,697
5% 1/1/41	4,580	5,859
5% 1/1/45	33,335	42,272
Series C:
5% 1/1/25	3,900	4,418
5% 1/1/26	4,650	5,447
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	4,040	4,040
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015, 5% 1/1/26	8,660	9,816
Series 2017, 5% 1/1/29	1,790	2,191
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	7,810	7,675
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24 (Pre-Refunded to 1/15/24 @ 100)	7,205	7,072
0% 1/15/25	7,510	7,264
0% 1/15/26	5,645	5,366
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,447
5% 2/1/27	5,825	6,632
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595	3,553
Series 2010 B1:
0% 6/15/46 (FSA Insured)	2,160	1,149
0% 6/15/47 (FSA Insured)	3,985	2,059
Series 2002 A, 0% 6/15/31	1,755	1,457
Series 2002:
0% 12/15/23	4,015	3,943
0% 12/15/23 (Escrowed to Maturity)	100	99
Series 2012 A, 5% 6/15/42	12,500	12,764
Series 2020 A, 5% 6/15/50	38,595	46,315
Series 2022 A:
0% 6/15/36 (b)	1,350	943
0% 6/15/37 (b)	1,395	940
0% 12/15/37 (b)	1,380	917
0% 6/15/38 (b)	1,500	977
0% 12/15/38 (b)	1,500	963
0% 6/15/39 (b)	1,750	1,102
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	10,460	11,132
5% 6/1/24	13,685	15,130
Univ. of Illinois Rev. Series 2013:
6% 10/1/42	3,785	4,113
6.25% 10/1/38	3,785	4,134
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,600	5,338

TOTAL ILLINOIS		1,097,518

Indiana - 2.0%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.4%, tender 10/3/22 (a)(c)	1,600	1,600
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.22%, tender 3/1/22 (a)(c)	8,000	8,000
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	1,550	1,543
Series 2020 B, 0.95%, tender 4/1/26 (a)(c)	2,750	2,733
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	5,045	5,301
Indiana Fin. Auth. Hosp. Rev.:
Bonds:
Series 2011 L, 0.7%, tender 1/1/26 (a)	24,895	24,840
Series 2015 B, 1.65%, tender 1/1/22 (a)	8,410	8,410
Series 2013, 5% 8/15/25 (Pre-Refunded to 8/15/23 @ 100)	3,020	3,248
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,126
Series 2012:
5% 3/1/22 (Escrowed to Maturity)	970	977
5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	1,455	1,466
5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	1,020	1,028
5% 3/1/41 (Pre-Refunded to 3/1/22 @ 100)	5,155	5,194
Series 2015, 5% 3/1/36	8,060	9,128
Series 2016:
5% 9/1/26	970	1,162
5% 9/1/29	485	571
5% 9/1/36	2,090	2,457
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,100	2,173
Series 2015 A:
5% 10/1/26	2,405	2,702
5% 10/1/28	1,145	1,285
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2:
2%, tender 2/1/22 (a)	8,885	9,049
2%, tender 2/1/22 (a)	45	46
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	3,640	3,793
Series 2021 B, 3% 7/1/50	2,700	2,906
Series A, 3% 7/1/51	1,890	2,030
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	690	706
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	280	287
5% 1/1/25	695	711
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	275	282
5% 1/1/26	1,895	1,939
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	770	788
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 D, 5% 1/1/25 (c)	4,710	5,304
Series 2021 A:
5% 6/1/22	760	775
5% 6/1/24	1,800	1,991
Indianapolis Thermal Energy Sys. Series 2016 A:
5% 10/1/24	10,585	11,807
5% 10/1/25	11,400	13,144
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,415	1,417
5% 7/15/22	970	994
5% 7/15/23	1,295	1,357
5% 7/15/23 (Pre-Refunded to 1/15/23 @ 100)	1,325	1,390
5% 7/15/24 (Pre-Refunded to 1/15/23 @ 100)	4,065	4,267
5% 7/15/25 (Pre-Refunded to 1/15/23 @ 100)	4,205	4,414
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.) Series 2020:
5% 4/1/29	1,185	1,466
5% 4/1/30	2,220	2,754
5% 4/1/33	1,445	1,777
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(c)	32,790	34,050
Series 2017, 5%, tender 11/1/24 (a)(c)	2,500	2,821
Series 2019 A, 5%, tender 6/5/26 (a)(c)	12,305	14,621

TOTAL INDIANA		211,830

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,410	1,603
5% 5/15/48	1,640	1,855
Iowa Fin. Auth. Solid Waste Facilities Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Proj.) Series 2021, 1.5%, tender 4/1/24, LOC Citibank NA (a)(c)	4,130	4,157
Tobacco Settlement Auth. Tobacco Settlement Rev. Series 2021 B1, 0.375% 6/1/30	640	640

TOTAL IOWA		8,255

Kansas - 0.1%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23 (Pre-Refunded to 9/1/22 @ 100)	995	1,027
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	4,285	4,421
Series 2012 B, 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,455	1,501
Series 2016 A:
5% 9/1/30	970	1,119
5% 9/1/32	1,115	1,286

TOTAL KANSAS		9,354

Kentucky - 2.5%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/33	1,160	1,337
5% 2/1/28	880	1,078
5% 2/1/29	530	663
5% 2/1/31	460	573
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2004 A, 1.75%, tender 9/1/26 (a)(c)	7,955	8,177
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	907
5% 1/1/26	585	685
5% 1/1/29	1,555	1,813
5% 1/1/30	1,625	1,893
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	2,074
5% 9/1/28	1,880	2,350
5% 9/1/30	520	652
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021:
4% 6/1/32	460	557
4% 6/1/33	375	452
4% 6/1/35	235	282
4% 6/1/38	570	679
Kentucky Econ. Dev. Fin. Auth. Series 2019 A1, 5% 8/1/32	1,105	1,396
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,964
5% 6/1/26	1,815	2,065
5% 6/1/27	1,910	2,165
5% 6/1/28	2,005	2,264
5% 6/1/29	2,105	2,369
5% 6/1/30	2,215	2,485
Kentucky Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.22%, tender 3/1/22 (a)(c)	10,420	10,420
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27 (Pre-Refunded to 10/1/23 @ 100)	3,755	4,061
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,397
Series D:
5% 5/1/27	970	1,180
5% 5/1/28	970	1,180
(Proj. No. 112) Series 2016 B, 5% 11/1/27	16,420	19,700
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	6,039
5% 5/1/29	565	699
5% 5/1/31	1,425	1,759
Series 2015, 5% 8/1/28	1,035	1,188
Series 2016 A:
5% 2/1/29	5,555	6,470
5% 2/1/30	5,670	6,592
5% 2/1/32	2,230	2,594
5% 2/1/33	2,770	3,223
Series 2016 B, 5% 11/1/26	4,825	5,798
Series 2017, 5% 4/1/27	4,625	5,613
Series 2018, 5% 5/1/22	1,430	1,452
Series A:
5% 11/1/31	2,000	2,499
5% 11/1/32	3,000	3,746
5% 11/1/33	1,500	1,873
Kentucky, Inc. Pub. Energy Bonds:
Series A, 4%, tender 6/1/26 (a)	41,220	46,589
Series C1, 4%, tender 6/1/25 (a)	28,000	30,668
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	7,565	8,172
Series 2020 C, 5%, tender 10/1/26 (a)	2,595	3,106
Series 2020 D, 5%, tender 10/1/29 (a)	3,700	4,728
Series 2013 A:
5.5% 10/1/33	2,430	2,633
5.75% 10/1/38	6,245	6,788
Series 2016 A:
5% 10/1/29	17,585	20,881
5% 10/1/32	3,230	3,822
Series 2020 A, 5% 10/1/37	4,300	5,387
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	1,910	1,947
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	5,100	5,199

TOTAL KENTUCKY		266,283

Louisiana - 0.5%
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,260	1,316
5% 12/15/23	2,915	3,171
Series 2018 E:
5% 7/1/35	1,655	2,047
5% 7/1/36	1,795	2,216
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (c)	2,430	2,642
5% 1/1/25 (c)	2,915	3,283
5% 1/1/27 (c)	2,185	2,457
Series 2017 B:
5% 1/1/29 (c)	390	463
5% 1/1/31 (c)	730	862
5% 1/1/36 (c)	630	745
5% 1/1/37 (c)	485	573
Series 2017 D2:
5% 1/1/26 (c)	730	849
5% 1/1/29 (c)	485	576
5% 1/1/30 (c)	665	786
5% 1/1/32 (c)	1,495	1,769
5% 1/1/35 (c)	1,115	1,318
5% 1/1/38 (c)	570	673
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	9,665	10,091
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	9,120	9,269
2.1%, tender 7/1/24 (a)	4,670	4,814

TOTAL LOUISIANA		49,920

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	4,215	4,510
Series 2016 A:
4% 7/1/41	2,030	2,230
4% 7/1/46	2,765	3,021
5% 7/1/41	860	989
5% 7/1/46	585	669
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,571
5% 7/1/27	1,940	2,235

TOTAL MAINE		16,225

Maryland - 1.7%
Baltimore County Gen. Oblig.:
Series 2020, 4% 3/1/36	7,310	8,854
Series 2021:
5% 3/1/23	1,245	1,315
5% 3/1/25	1,520	1,739
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	4,171
5% 7/1/31	6,580	7,897
5% 7/1/33	6,635	7,971
Series 2017 D, 5% 7/1/33	5,630	6,763
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	4,030	4,401
Series 2019 C, 3.5% 3/1/50	3,825	4,122
Maryland Dept. of Trans. Series 2021 B:
5% 8/1/32 (c)	1,250	1,636
5% 8/1/33 (c)	1,000	1,305
5% 8/1/35 (c)	1,850	2,404
5% 8/1/36 (c)	1,000	1,297
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A:
5% 12/1/23 (b)	2,055	2,219
5% 12/1/25 (b)	1,400	1,625
5% 12/1/28 (b)	1,265	1,584
Series 2022 B:
5% 12/1/24 (b)	2,370	2,569
5% 12/1/25 (b)	3,500	3,925
Series 2022, 5% 12/1/26 (b)	1,205	1,442
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,435	1,520
5% 6/1/24	1,455	1,606
5% 6/1/25	1,455	1,661
5% 6/1/26	1,940	2,281
5% 6/1/27	1,310	1,581
5% 6/1/31	970	1,176
5% 6/1/32	970	1,173
Maryland Econ. Dev. Corp. (Port Covington Proj.) Series 2020:
3.25% 9/1/30	500	554
4% 9/1/40	2,095	2,389
4% 9/1/50	2,625	2,967
Maryland Gen. Oblig.:
Series 2021 2A, 5% 8/1/29	26,455	34,330
Series 2022 2C:
4% 3/1/28 (b)	7,595	8,903
5% 3/1/26 (b)	11,000	12,851
Maryland Health & Higher Edl. Series 2021 A:
4% 6/1/35	500	588
4% 6/1/46	750	859
4% 6/1/51	1,000	1,140
4% 6/1/55	1,000	1,137
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2013 A:
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,210	1,239
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	1,030	1,055
Series 2015:
5% 7/1/27	1,000	1,145
5% 7/1/28	1,300	1,483
5% 7/1/29	2,200	2,502
5% 7/1/31	1,000	1,132
Series 2016 A:
4% 7/1/42	1,410	1,540
5% 7/1/33	2,185	2,555
5% 7/1/34	1,600	1,868
5% 7/1/35	605	705
5% 7/1/36	1,700	1,979
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/34	5,650	7,375
Washington Metropolitan Area Transit Auth. Series 2021 A:
5% 7/15/24	3,400	3,797
5% 7/15/37	6,750	8,978

TOTAL MARYLAND		181,308

Massachusetts - 1.8%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	1,535	1,766
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement Prog.) Series 2021 B:
5% 6/1/38	10,170	12,640
5% 6/1/39	10,765	13,360
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Bonds Series 2019 A, 5%, tender 1/1/23 (a)	16,960	17,742
Series A, 5% 1/1/31	7,500	9,435
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	3,885	4,323
5% 7/1/30	3,565	4,391
Series 2017, 5% 7/1/23	1,550	1,659
Bonds:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,290	12,356
Series A1, 5%, tender 1/31/30 (a)	10,135	13,090
Series 2013 A, 6.25% 11/15/28 (Pre-Refunded to 11/15/23 @ 100) (d)	3,586	3,931
Series 2016 A, 5% 7/15/22	2,165	2,221
Series 2017 A, 5% 1/1/40	2,980	3,544
Series 2019 S1:
5% 10/1/22	2,195	2,274
5% 10/1/23	2,400	2,597
5% 10/1/24	1,190	1,335
5% 10/1/25	2,670	3,098
Series 2019:
5% 7/1/30	1,435	1,782
5% 7/1/32	1,040	1,280
Massachusetts Gen. Oblig.:
Series 2016 B, 5% 7/1/22	2,950	3,021
Series 2021 A:
5% 9/1/23	7,285	7,857
5% 9/1/25	13,755	16,012
Series A, 5% 7/1/28	1,100	1,308
Series C, 5% 4/1/23	17,445	18,482
Massachusetts Port Auth. Rev.:
Series 2019 C, 5% 7/1/44 (c)	3,000	3,684
Series 2021 E:
5% 7/1/23 (c)	550	588
5% 7/1/35 (c)	2,400	3,129
5% 7/1/46 (c)	6,885	8,773
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	9,190	11,195

TOTAL MASSACHUSETTS		186,873

Michigan - 3.2%
Clarkston Cmnty. Schools Series 2015, 5% 5/1/22	2,800	2,843
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (FSA Insured)	1,000	1,100
Series A, 5% 7/1/35 (FSA Insured)	1,200	1,320
Detroit Gen. Oblig. Series 2021 A:
4% 4/1/41	1,575	1,776
4% 4/1/42	600	675
5% 4/1/31	900	1,128
5% 4/1/33	1,075	1,335
Detroit School District School Bldg. and Site Impt. Series 2005 A, 5.25% 5/1/30 (FSA Insured)	16,655	22,042
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,400	3,980
5% 5/1/31 (FSA Insured)	4,855	5,681
5% 5/1/32 (FSA Insured)	730	854
5% 5/1/33 (FSA Insured)	3,030	3,540
Series 2017:
5% 5/1/27 (FSA Insured)	1,310	1,589
5% 5/1/29 (FSA Insured)	1,890	2,268
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,255	3,851
5% 5/15/27 (Pre-Refunded to 5/15/26 @ 100)	20	24
5% 5/15/28	2,460	2,908
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	15	18
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,310	3,382
Lake Orion Cmnty. School District Series 2019, 5% 5/1/29	1,685	2,161
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (a)	5,760	6,104
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	19,811
5% 4/15/35	2,720	3,219
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (FSA Insured)	4,850	4,965
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,655	1,801
5% 12/1/24	1,700	1,923
5% 12/1/25	2,915	3,411
5% 12/1/26	1,270	1,531
5% 12/1/27	1,215	1,502
5% 12/1/28	1,940	2,394
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (a)	1,775	1,785
Series 2019 MI2, 5%, tender 2/1/25 (a)	10,655	12,092
Series 2012 A:
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,235	2,279
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,790	4,884
Series 2012:
5% 11/15/36	6,895	7,156
5% 11/15/42	1,515	1,572
Series 2013:
5% 8/15/28	5,425	5,831
5% 8/15/29	1,940	2,085
Series 2015 D1:
5% 7/1/27	415	478
5% 7/1/29	970	1,114
5% 7/1/31	1,165	1,335
5% 7/1/32	970	1,110
5% 7/1/33	825	943
Series 2016:
5% 11/15/30	4,480	5,342
5% 11/15/32	1,210	1,439
Series 2020 A:
5% 6/1/30	775	1,003
5% 6/1/31	1,005	1,308
5% 6/1/32	970	1,256
5% 6/1/33	1,745	2,253
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	3,933
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,646
5% 12/1/25	1,260	1,475
5% 12/1/26	1,940	2,339
5% 12/1/27	1,295	1,601
5% 12/1/28	2,040	2,518
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,020	6,173
Series 2010 F3, 4%, tender 7/1/24 (a)	23,785	25,834
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2021 A, 3% 6/1/52	6,435	6,955
Series A, 3.5% 12/1/50	3,720	4,051
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (a)(c)	3,350	3,338
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(c)	8,110	8,342
Michigan Technological Univ. Series 2021:
4% 10/1/41	1,450	1,726
5% 10/1/30	1,645	2,146
5% 10/1/31	1,250	1,658
5% 10/1/32	1,250	1,651
5% 10/1/33	1,325	1,744
5% 10/1/34	1,405	1,846
Michigan Trunk Line Fund Rev. Series 2020 B, 5% 11/15/36	26,785	35,120
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,443
5% 11/1/29	3,080	3,641
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	970	1,000
5% 9/1/24	1,940	2,132
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/28	565	700
5% 7/1/29	1,000	1,263
5% 7/1/30	425	547
5% 7/1/31	495	637
5% 7/1/32	545	699
5% 7/1/33	595	762
5% 7/1/34	385	492
5% 7/1/35	400	511
Utica Cmnty. Schools Series 2019:
5% 5/1/30	1,650	2,105
5% 5/1/31	1,400	1,777
5% 5/1/32	2,300	2,914
5% 5/1/33	1,875	2,371
5% 5/1/34	2,450	3,089
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	5,203
5% 5/1/31	4,660	5,440
5% 5/1/32	4,955	5,828
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	245	301
5% 12/1/30	380	467
5% 12/1/31	390	478
5% 12/1/36	535	653
Series 2017 B:
5% 12/1/29 (c)	685	834
5% 12/1/30 (c)	485	590
5% 12/1/31 (c)	525	638
5% 12/1/33 (c)	375	455
5% 12/1/36 (c)	810	982
Series 2017 C:
5% 12/1/22	1,940	2,025
5% 12/1/23	2,185	2,377
5% 12/1/24	2,305	2,606
5% 12/1/25	2,150	2,514
5% 12/1/26	1,455	1,752
5% 12/1/27	1,460	1,804

TOTAL MICHIGAN		339,527

Minnesota - 0.3%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	2,224
Minnesota Gen. Oblig. Series 2019 B, 5% 8/1/28	2,300	2,910
Minnesota Hsg. Fin. Agcy.:
Series 2021 D, 3% 1/1/52	8,505	9,172
Series 2021, 3% 7/1/51	2,330	2,508
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,647
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(d)	6,955	7,457
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/24	1,000	1,091

TOTAL MINNESOTA		27,009

Mississippi - 0.4%
Mississippi Dev. Bank Spl. Oblig. (Magnolia Reg'l. Health Ctr. Proj.) Series 2021:
4% 10/1/36 (d)	850	925
4% 10/1/41 (d)	1,360	1,467
5% 10/1/29 (d)	2,000	2,345
5% 10/1/30 (d)	2,800	3,319
5% 10/1/32 (d)	3,070	3,673
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	6,589
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.):
Series 2019 A:
5% 1/1/30	500	634
5% 1/1/31	1,500	1,893
5% 1/1/32	1,750	2,194
5% 1/1/34	1,065	1,323
5% 1/1/35	2,000	2,479
Series 2019 B:
5% 1/1/23	445	466
5% 1/1/25	500	561
5% 1/1/26	700	810
5% 1/1/27	1,245	1,480
5% 1/1/28	500	609
5% 1/1/29	510	635
5% 1/1/30	595	754
Bonds Series II, 5%, tender 3/1/27 (a)	3,025	3,566
Series IV:
5% 10/1/34	1,435	1,798
5% 10/1/38	1,675	2,085
5% 10/1/39	1,000	1,243

TOTAL MISSISSIPPI		40,848

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth.:
(South Eastern Health Proj.) Series 2017 A, 5% 3/1/27	970	1,154
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,215	1,412
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A, 4% 3/1/40 (c)	9,950	11,549
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/24	660	721
5% 1/1/29	550	682
5% 1/1/31	415	512
5% 1/1/34	380	466
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
4% 2/1/40	680	745
5% 2/1/30	2,395	2,724
5% 2/1/32	2,645	2,994
5% 2/1/36	2,145	2,405
5% 2/1/45	3,495	3,884
Series 2016:
5% 5/15/29	970	1,129
5% 5/15/30	970	1,125
5% 5/15/31	970	1,122
5% 5/15/36	2,915	3,364
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	1,090	1,197
Saint Louis Arpt. Rev. Series 2019 C, 5% 7/1/30	3,660	4,634
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	4,560	5,107
Series 2018 A, 5.125% 9/1/48	2,210	2,468

TOTAL MISSOURI		49,394

Montana - 0.3%
Gallatin County Indl. Dev. Rev. (Bozeman Fiber Proj.) Series 2021 A:
4% 10/15/32 (d)	1,160	1,235
4% 10/15/36 (d)	3,065	3,230
4% 10/15/41 (d)	4,910	5,148
4% 10/15/46 (d)	3,195	3,299
4% 10/15/51 (d)	2,625	2,687
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (c)	880	924
Series 2019 B, 4% 6/1/50	595	663
Montana Facility Fin. Auth. Series 2018 B, 5% 7/1/31	1,170	1,398
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/22	1,260	1,267
5% 2/15/23	1,990	2,090
5% 2/15/24	2,080	2,271
5% 2/15/25	1,940	2,195
5% 2/15/26	3,105	3,628

TOTAL MONTANA		30,035

Nebraska - 0.6%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	15,350	17,040
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	2,980	3,230
Series 2019 E, 3.75% 9/1/49 (c)	3,535	3,769
Series 2020 A, 3.5% 9/1/50	3,005	3,267
Series A, 3% 9/1/45	6,290	6,764
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 7/1/23 (a)	5,145	5,158
Series 2016 B:
5% 1/1/31	3,885	4,525
5% 1/1/34	4,235	4,938
5% 1/1/36	5,135	5,968
Series 2021 C:
5% 1/1/24	4,045	4,418
5% 1/1/26	1,000	1,172
Series 2021 D:
5% 1/1/23	1,500	1,571
5% 1/1/25	600	680

TOTAL NEBRASKA		62,500

Nevada - 1.1%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	725	864
Series 2017:
5% 9/1/24	730	811
5% 9/1/28	445	538
5% 9/1/30	730	874
5% 9/1/34	740	880
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/28	1,440	1,599
Series 2019 A:
5% 7/1/23	8,335	8,917
5% 7/1/26	2,965	3,529
Series 2019 D, 5% 7/1/24	4,195	4,672
Series 2021 B:
5% 7/1/22 (c)	1,030	1,054
5% 7/1/23 (c)	1,760	1,879
Clark County School District:
Series 2016 A, 5% 6/15/23	2,250	2,403
Series 2017 A:
5% 6/15/25	5,770	6,629
5% 6/15/26	5,000	5,931
Series 2018 B, 5% 6/15/35	8,000	9,934
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	970	989
5% 6/1/23	1,940	1,978
5% 6/1/24	1,940	1,978
5% 6/1/25	1,020	1,040
Series 2016 A:
5% 6/1/32	2,815	3,325
5% 6/1/33	4,855	5,729
5% 6/1/34	5,145	6,069
Nevada Dept. of Bus. & Industry Bonds (Brightline West Passenger Rail Proj.) Series 2020 A, 0.25%, tender 2/1/22 (a)(c)(d)	10,000	10,000
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/25	2,745	2,893
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,790	1,959
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/28	1,500	1,764
5% 7/1/31	2,395	2,856
5% 7/1/35	1,825	2,148
5% 7/1/40	1,000	1,168
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(c)	12,400	12,454
Series 2016, 2.05%, tender 4/15/22 (a)(c)	7,400	7,432

TOTAL NEVADA		114,296

New Hampshire - 0.7%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.):
Series 2012 B, 4% 8/15/37	900	1,063
Series 2021 B:
4% 8/15/36	730	863
4% 8/15/38	1,000	1,176
4% 8/15/40	1,050	1,230
4% 8/15/41	1,000	1,169
5% 8/15/27	505	614
5% 8/15/34	905	1,171
5% 8/15/35	680	878
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A1, 2.15%, tender 7/1/24 (a)(c)	1,500	1,548
Series 2019 A2, 2.15%, tender 7/1/24 (a)(c)	2,955	3,049
Series 2019 A3, 2.15%, tender 7/1/24 (a)(c)	7,545	7,785
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	9,638	11,474
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/30	1,190	1,458
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,485
5% 7/1/30	2,360	2,907
Series 2017:
5% 7/1/36	2,105	2,462
5% 7/1/44	1,830	2,117
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,310	1,333
5% 7/1/26	1,245	1,270
Series 2013 A, 5% 10/1/43 (Pre-Refunded to 10/1/22 @ 100)	2,360	2,443
Series 2016:
4% 10/1/38	800	884
5% 10/1/26	4,560	5,438
5% 10/1/27	4,860	5,785
5% 10/1/28	1,940	2,298
5% 10/1/30	7,070	8,307
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,185	2,193
5% 2/1/23	2,150	2,158
5% 2/1/24	1,725	1,731

TOTAL NEW HAMPSHIRE		76,289

New Jersey - 4.2%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	1,430	1,709
5% 7/1/32 (Pre-Refunded to 7/1/26 @ 100)	970	1,159
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	970	1,159
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	2,117
5% 2/15/25	970	1,059
5% 2/15/29	1,350	1,466
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	1,535	1,571
Series A:
5% 11/1/34	5,150	6,426
5% 11/1/35	8,205	10,214
5% 11/1/36	5,010	6,222
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	1,435	1,477
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	975	1,117
5% 6/1/27 (FSA Insured)	1,360	1,654
5% 6/1/28 (FSA Insured)	1,940	2,346
5% 6/1/29 (FSA Insured)	1,455	1,750
Series 2013:
5% 3/1/23	9,030	9,509
5% 3/1/24	12,430	13,080
5% 3/1/25	1,360	1,431
Series 2015 XX, 5% 6/15/26	19,420	22,183
Series 2018 EEE, 5% 6/15/30	2,170	2,705
Series 2019:
5.25% 9/1/25 (d)	3,395	3,941
5.25% 9/1/26 (d)	3,200	3,828
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	2,143
New Jersey Envir. Infrastructure Trust:
Series 2016 A R1, 5% 9/1/25	2,065	2,401
Series 2016 A R2, 5% 9/1/25	3,010	3,500
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	5,805	7,040
4% 6/1/31	2,185	2,689
4% 6/1/32	1,470	1,835
5% 6/1/25	8,080	9,262
5% 6/1/26	10,480	12,392
5% 6/1/29	6,530	8,292
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	8,215	9,129
Series 2019 B2, 5%, tender 7/1/25 (a)	10,070	11,593
Series 2012 A, 5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,505	1,541
Series 2016 A:
5% 7/1/22	770	787
5% 7/1/23	2,940	3,133
5% 7/1/24	790	874
5% 7/1/25	855	979
5% 7/1/26	285	336
5% 7/1/27	425	501
5% 7/1/28	440	525
5% 7/1/28	1,185	1,393
5% 7/1/28	1,265	1,487
5% 7/1/33	1,465	1,734
Series 2016, 5% 7/1/41	3,665	4,229
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (c)	1,285	1,338
5% 12/1/24 (c)	3,420	3,851
Series 2019 A:
5% 12/1/22	1,520	1,585
5% 12/1/23	1,810	1,966
5% 12/1/24	1,045	1,177
5% 12/1/25	1,925	2,233
Series 2020:
5% 12/1/24 (c)	1,925	2,165
5% 12/1/24 (c)	1,000	1,124
5% 12/1/25 (c)	2,675	3,092
5% 12/1/25 (c)	3,900	4,508
5% 12/1/26 (c)	3,100	3,680
5% 12/1/28 (c)	1,225	1,513
New Jersey Tpk. Auth. Tpk. Rev. Series D, 5% 1/1/28	4,740	5,583
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/30	3,500	4,360
5% 6/15/31	2,250	2,787
5% 6/15/32	5,660	6,989
Series 2010 A:
0% 12/15/27	13,270	12,149
0% 12/15/28	3,025	2,704
Series 2012 AA:
5% 6/15/23	7,285	7,439
5% 6/15/24	11,655	11,901
Series 2014 AA:
5% 6/15/25	12,140	13,433
5% 6/15/26	7,285	8,061
Series 2016 A, 5% 6/15/27	14,620	17,259
Series 2016 A-2, 5% 6/15/23	2,700	2,879
Series 2018 A:
5% 6/15/22	2,200	2,247
5% 12/15/33	6,395	7,880
5% 12/15/34	5,070	6,227
Series 2021 A, 4% 6/15/38 (b)	5,000	5,831
Series 2022 A, 4% 6/15/39 (b)	7,250	8,430
Series 2022 AA:
5% 6/15/31 (b)	7,210	9,287
5% 6/15/33 (b)	7,290	9,507
5% 6/15/35 (b)	10,500	13,538
Series A:
5% 12/15/24	4,675	5,274
5% 12/15/25	4,380	5,094
5% 12/15/26	6,900	8,264
5% 12/15/27	12,250	15,046
5% 12/15/28	4,270	5,350
5% 6/15/30	1,125	1,316
5% 12/15/30	885	1,121
5% 12/15/31	4,720	5,960
Series AA:
4% 6/15/36	1,550	1,815
4% 6/15/37	2,150	2,511
4% 6/15/39	1,960	2,280
5% 6/15/24	9,400	10,024
5% 6/15/29	2,390	2,440
5% 6/15/35	2,010	2,568
5% 6/15/36	2,270	2,890
5% 6/15/38	1,930	2,440

TOTAL NEW JERSEY		447,034

New Mexico - 0.1%
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	8,245	9,486
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	2,505	2,736
Santa Fe Retirement Fac.:
Series 2019 A, 2.25% 5/15/24	205	205
Series 2019 B1, 2.625% 5/15/25	345	345

TOTAL NEW MEXICO		12,772

New York - 5.6%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,090	1,165
5% 7/1/25	2,430	2,791
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,662
5% 2/15/35	7,285	8,713
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (a)	17,685	18,110
Series 2021 B, 1.5%, tender 9/1/26 (a)	9,325	9,555
Series 2016 B:
5% 9/1/22	975	1,006
5% 9/1/22 (Escrowed to Maturity)	965	996
5% 9/1/23	1,455	1,570
Series 2021, 1% 9/1/25	28,250	28,380
Monroe County Indl. Dev. Corp.:
(St. Ann's Cmnty. Proj.) Series 2019, 4% 1/1/30	1,885	2,067
(St. Anns Cmnty. Proj.) Series 2019:
5% 1/1/40	2,145	2,403
5% 1/1/50	1,510	1,681
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	12,407
5% 11/15/56	11,925	12,673
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	3,140	3,227
Series 2015 A, 5% 8/1/22	1,985	2,040
Series 2015 C, 5% 8/1/27	2,965	3,368
Series 2016 A, 5% 8/1/22	4,490	4,615
Series 2021 A1, 5% 8/1/33	2,000	2,606
Series 2021 B1, 5% 11/1/32	5,800	7,609
Series 2021 F1:
5% 3/1/23	1,445	1,525
5% 3/1/42	5,410	6,956
5% 3/1/44	15,350	19,658
5% 3/1/50	1,725	2,195
Series 2022 A1, 5% 8/1/47	19,555	25,170
Series C:
5% 8/1/29	6,945	8,936
5% 8/1/33	2,500	3,257
5% 8/1/34	3,310	4,301
Series F1, 5% 3/1/26	1,010	1,065
New York City Health & Hosp. Corp. Rev. Series A, 5% 2/15/25	3,640	4,145
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	6,175	6,188
Series 2021, 0.6%, tender 7/1/25 (a)	8,115	8,012
New York City Transitional Fin. Auth. Rev.:
Series 2018 C2, 5% 5/1/32	9,175	11,405
Series 2019 A, 5% 8/1/35	7,520	9,397
Series 2019 B1:
5% 8/1/34	3,300	4,126
5% 8/1/35	8,400	10,497
Series 2021 F1:
5% 11/1/23	6,565	7,129
5% 11/1/24	12,785	14,422
5% 11/1/25	16,245	18,979
Series C:
4% 5/1/35	3,000	3,624
4% 5/1/36	5,000	6,018
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/27	1,330	1,543
5% 11/15/40	3,915	4,502
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	12,970	13,196
New York Dorm. Auth. Personal Income Tax Rev. Series 2014 A, 5% 2/15/26	1,025	1,123
New York Dorm. Auth. Rev. Bonds:
Series 2019 B2, 5%, tender 5/1/24 (a)	3,675	3,977
Series 2019 B3, 5%, tender 5/1/26 (a)	4,055	4,701
New York Dorm. Auth. Sales Tax Rev. Series 2018 C, 5% 3/15/32	13,810	17,132
New York Metropolitan Trans. Auth. Rev.:
Series 2015 C, 5% 11/15/30	1,000	1,145
Series 2015 D1, 5% 11/15/33	4,015	4,571
Series 2015 F, 5% 11/15/22	750	780
Series 2017 A1, 5% 11/15/31	2,000	2,352
Series 2017 C-2, 0% 11/15/33	9,795	7,637
Series 2017 C1:
5% 11/15/26	5,975	7,101
5% 11/15/27	4,435	5,398
5% 11/15/30	4,315	5,215
5% 11/15/33	6,955	8,362
Series 2017 D, 5% 11/15/33	6,725	8,086
Series 2020 A, 4% 2/1/22	3,400	3,410
Series 2020 D, 5% 11/15/43	2,500	3,091
New York State Envir. Facilities Corp. Rev. (Master Fing. Prog.) Series 2013 B, 5% 5/15/26	1,000	1,065
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (a)	2,750	2,738
Series 2021 E2, 0.65%, tender 11/1/25 (a)	5,000	4,978
Series 2021 J2, 1.1%, tender 5/1/27 (a)	18,855	18,855
Series 2021 K2, 1%, tender 11/1/26 (a)	5,120	5,120
Series 2021 A, 0.75% 11/1/25	3,920	3,920
Series 2021 B:
0.5% 5/1/24	3,515	3,515
0.55% 11/1/24	4,735	4,741
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	1,285	1,382
New York State Urban Dev. Corp. Series 2020 C:
5% 3/15/36	31,140	40,449
5% 3/15/47	6,790	8,631
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	8,155	8,961
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/28 (c)	1,220	1,505
Series 2020 C:
4% 12/1/39	1,350	1,570
4% 12/1/40	1,500	1,741
4% 12/1/41	1,450	1,674
4% 12/1/42	1,400	1,615
5% 12/1/28	950	1,179
5% 12/1/29	950	1,200
5% 12/1/30	750	966
5% 12/1/31	950	1,215
5% 12/1/32	1,125	1,441
5% 12/1/33	1,200	1,532
5% 12/1/34	1,600	2,038
5% 12/1/35	1,500	1,908
5% 12/1/36	1,700	2,159
5% 12/1/37	1,755	2,224
5% 12/1/38	1,500	1,898
Series 2016 A, 5.25% 1/1/50 (c)	13,305	14,680
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	3,309
Series 2017 A, 5% 3/15/22	2,215	2,236
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/34 (FSA Insured)	1,000	1,174
4% 12/1/35 (FSA Insured)	1,500	1,758
4% 12/1/36 (FSA Insured)	1,635	1,914
Onondaga Civic Dev. Corp. (Syracuse Univ. Proj.) Series 2020 A:
5% 12/1/32	1,250	1,630
5% 12/1/34	2,300	2,989
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (c)	3,295	3,654
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	1,360	1,406
5.375% 11/1/54 (d)	2,155	2,227
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	9,300	11,965
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	2,915	3,169
5% 11/15/24	3,885	4,221

TOTAL NEW YORK		598,523

New York And New Jersey - 0.0%
Port Auth. of New York & New Jersey Series 193, 5% 10/15/29 (c)	3,650	4,207
North Carolina - 0.8%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (a)	4,430	5,637
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,340	3,368
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	395	486
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	3,320	4,086
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021:
4% 5/1/32	1,000	1,193
4% 5/1/33	1,000	1,188
4% 5/1/34	900	1,067
5% 5/1/26	275	322
5% 5/1/27	400	480
5% 5/1/28	415	509
5% 5/1/29	525	657
5% 5/1/30	560	712
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,015	11,100
5% 3/1/23	9,715	10,252
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	9,865	9,939
Series 2019 C, 2.55%, tender 6/1/26 (a)	17,085	18,113
North Carolina Med. Care Commission Hosp. Rev.:
Bonds Series 2021 B, 5%, tender 2/1/26 (a)	3,100	3,641
Series 2021 A, 5% 2/1/25	185	210
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2017, 5% 1/1/23	1,000	1,046
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/26 (c)	3,950	4,650
5% 5/1/27 (c)	1,500	1,814
5% 5/1/28 (c)	1,875	2,323
5% 5/1/29 (c)	1,500	1,897
5% 5/1/30 (c)	1,320	1,703
5% 5/1/31 (c)	1,350	1,729
5% 5/1/32 (c)	1,100	1,400

TOTAL NORTH CAROLINA		89,522

North Dakota - 0.0%
North Dakota Hsg. Fin. Agcy. Series 2021 A, 3% 1/1/52	4,425	4,770
Ohio - 1.6%
Akron Bath Copley Hosp. District Rev. Series 2020:
4% 11/15/34	970	1,141
4% 11/15/35	1,000	1,176
4% 11/15/36	1,000	1,168
5% 11/15/32	700	898
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	2,670	2,711
Series 2020 A:
5% 12/1/29	2,290	2,951
5% 12/1/30	2,290	2,958
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	1,945	1,956
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,110	2,122
Series 2012, 5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,940	1,951
Bonds Series 2021 A2, 1%, tender 8/15/24 (a)	6,010	6,085
Series 2012 B, 5% 2/15/42	1,365	1,372
Series 2017 A, 5% 2/15/36	5,000	6,079
Series 2021 A:
4% 2/15/36	2,500	3,015
4% 2/15/37	3,000	3,596
4% 2/15/38	215	257
5% 2/15/33	2,750	3,599
5% 2/15/34	4,000	5,218
5% 2/15/35	2,715	3,526
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	970	1,097
5% 1/1/28 (FSA Insured)	1,480	1,671
5% 1/1/29 (FSA Insured)	2,165	2,444
5% 1/1/30 (FSA Insured)	1,940	2,190
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,215	1,215
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,455	1,455
Columbus City School District Series 2016 A, 5% 12/1/32	1,770	2,088
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,508
5% 6/15/26	2,515	2,628
5% 6/15/27	2,640	2,752
5% 6/15/28	2,770	2,881
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019, 5% 12/1/44	970	1,105
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/33	2,000	2,520
5% 12/1/35	1,000	1,256
5% 12/1/36	1,180	1,480
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,260
5% 11/1/26	2,040	2,451
Hamilton County Healthcare Facilities Rev. Series 2012, 5.25% 6/1/26	2,590	2,638
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	2,195	2,539
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	20,230	22,771
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/31	1,000	1,247
5% 8/1/32	1,000	1,245
5% 8/1/33	1,000	1,243
Miami Univ. Series 2020 A:
5% 9/1/30	140	184
5% 9/1/31	950	1,244
5% 9/1/33	1,770	2,309
5% 9/1/34	2,500	3,255
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021, 5% 8/1/26	560	668
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,715	5,972
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Projs.) Series 2021 A, 5% 10/1/24	1,250	1,405
Ohio Hosp. Facilities Rev.:
Series 2017 A:
5% 1/1/27	2,495	3,015
5% 1/1/29	4,855	6,011
Series 2021 B, 5% 1/1/23	1,260	1,319
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	1,580	1,797
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	850	941
Ohio State Univ. Gen. Receipts (Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/29	10,000	13,026
5% 12/1/30	1,000	1,332
Ohio Tpk. Commission Tpk. Rev. Series A, 5% 2/15/51	2,400	3,080
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	2,250	2,623
Series 2019, 5% 2/15/29	5,500	6,376
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	460	480
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	230	240
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	580	605
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	295	308

TOTAL OHIO		173,653

Oklahoma - 0.3%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,410
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,288
5% 6/1/28	1,455	1,608
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,187
5% 10/1/26	1,455	1,693
5% 10/1/27	1,155	1,341
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	970	1,168
5% 8/15/28	970	1,194
5% 8/15/29	410	504
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/33	2,645	2,952
4% 8/1/34	2,755	3,067
5% 8/1/24	590	646
5% 8/1/25	930	1,048
5% 8/1/26	540	624
5% 8/1/27	680	801
5% 8/1/28	725	869
5% 8/1/29	755	919
5% 8/1/30	1,370	1,656
(Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,010	3,027
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	6,975	7,013
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 B, 5% 1/1/27	2,085	2,350

TOTAL OKLAHOMA		37,365

Oregon - 0.3%
Oregon Facilities Auth. Rev. (Legacy Health Proj.) Series 2016 A, 5% 6/1/22	900	918
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (c)	5,690	7,061
Series 23, 5% 7/1/27	1,475	1,700
Series 24 B:
5% 7/1/31 (c)	1,000	1,182
5% 7/1/32 (c)	2,795	3,306
Series 26 A:
5% 7/1/29	1,155	1,430
5% 7/1/33	785	1,012
Series 26 B, 5% 7/1/29	1,000	1,246
Series 26 C:
5% 7/1/25 (c)	800	917
5% 7/1/26 (c)	1,300	1,535
5% 7/1/27 (c)	1,090	1,320
Series 27 A, 5% 7/1/36 (c)	7,655	9,668
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,575

TOTAL OREGON		34,870

Pennsylvania - 4.5%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/51 (c)	41,125	51,119
5% 1/1/56 (c)	24,945	30,822
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2021 A:
4% 3/1/36	825	990
4% 3/1/37	1,000	1,197
4% 3/1/38	1,050	1,254
4% 3/1/39	2,000	2,382
4% 3/1/40	2,115	2,512
4% 3/1/41	385	457
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
5% 7/15/22	1,715	1,758
5% 7/15/23	765	819
5% 7/15/24	2,300	2,561
5% 7/15/25	3,030	3,493
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	3,060	2,933
4% 12/1/41	5,005	4,748
4.25% 12/1/50	5,575	5,282
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/34	280	354
5% 7/1/35	1,100	1,389
5% 7/1/36	525	661
5% 7/1/37	1,180	1,483
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 B, 5% 1/1/23	1,250	1,309
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	7,510	9,208
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,210	4,247
Series B, 1.8%, tender 8/15/22 (a)	10,695	10,782
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,766
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,685	3,772
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	330	353
Series 2016 A:
5% 10/1/28	1,385	1,605
5% 10/1/29	1,495	1,725
5% 10/1/32	4,670	5,350
5% 10/1/36	7,560	8,627
5% 10/1/40	3,490	3,965
Series 2019:
5% 9/1/30	1,250	1,579
5% 9/1/31	2,500	3,145
5% 9/1/33	1,370	1,717
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012, 5% 3/1/22	1,940	1,954
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 0.18%, tender 2/1/22 (a)(c)	17,600	17,600
(Waste Mgmt., Inc. Proj.):
Series 2010 B, 0.2%, tender 1/3/22 (a)	1,800	1,800
Series 2017 A, 0.58%, tender 8/1/24 (a)(c)	3,200	3,189
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 0.5%, tender 6/3/24 (a)(c)(e)	9,105	9,142
Series 2011, 2.15%, tender 7/1/24 (a)(c)	12,165	12,594
Pennsylvania Gen. Oblig.:
Series 2013, 5% 10/15/27	9,710	10,504
Series 2014, 5% 7/1/23	1,500	1,605
Series 2016, 5% 9/15/29	27,190	32,356
Series 2017 1, 5% 1/1/24	23,000	25,100
Series 2017, 5% 1/1/27	8,765	10,613
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,486
5% 8/15/30	2,090	2,553
Series 2017, 5% 8/15/27	1,165	1,435
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/28	5,265	6,331
5% 12/1/28 (Pre-Refunded to 12/1/26 @ 100)	835	1,009
5% 12/1/33	3,405	4,055
5% 12/1/33 (Pre-Refunded to 12/1/26 @ 100)	895	1,082
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,465
5% 12/1/33	1,215	1,518
Series 2017 A1:
5% 12/1/22	485	506
5% 12/1/23	535	583
5% 12/1/29	1,455	1,794
5% 12/1/34	970	1,183
Series 2021 B:
5% 12/1/33	2,095	2,768
5% 12/1/34	1,750	2,303
5% 12/1/35	1,750	2,298
Series 2021 C:
4% 12/1/38	1,040	1,262
5% 12/1/37	1,300	1,704
Philadelphia Arpt. Rev.:
Series 2015 A:
5% 6/15/22 (c)	1,000	1,021
5% 6/15/23 (c)	1,510	1,609
5% 6/15/24 (c)	1,590	1,758
Series 2017 B:
5% 7/1/22 (c)	1,725	1,764
5% 7/1/26 (c)	2,950	3,475
5% 7/1/29 (c)	1,200	1,450
5% 7/1/30 (c)	1,720	2,074
5% 7/1/31 (c)	2,430	2,922
5% 7/1/35 (c)	800	959
5% 7/1/47 (c)	3,065	3,632
Series 2020 A:
4% 7/1/35	2,000	2,378
4% 7/1/36	3,500	4,154
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/22	250	258
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	970	1,041
5% 8/1/24	730	811
5% 8/1/25	775	894
Philadelphia Gen. Oblig.:
Series 2015 B:
5% 8/1/27	2,915	3,366
5% 8/1/29	10,165	11,697
5% 8/1/30	10,705	12,319
5% 8/1/31	11,280	12,976
Series 2019 A:
5% 8/1/22	1,180	1,213
5% 8/1/23	1,910	2,051
5% 8/1/24	3,425	3,821
5% 8/1/26	3,225	3,848
Series 2019 B:
5% 2/1/22	250	251
5% 2/1/23	2,300	2,418
5% 2/1/24	100	109
5% 2/1/25	1,135	1,289
5% 2/1/26	1,180	1,387
5% 2/1/27	1,500	1,814
5% 2/1/28	2,250	2,779
5% 2/1/29	2,425	3,064
Philadelphia School District:
Series 2019 A, 5% 9/1/34	3,675	4,669
Series 2019 B, 5% 9/1/29	3,070	3,890
Series 2019 C, 5% 9/1/33	11,245	14,264
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/38 (FSA Insured)	570	720
Series 2019 B:
5% 9/1/31 (FSA Insured)	1,855	2,462
5% 9/1/33 (FSA Insured)	1,250	1,735
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
5% 6/1/38	2,890	3,629
5% 6/1/39	4,690	5,872
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,345	1,539

TOTAL PENNSYLVANIA		472,538

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,625	7,505
5% 9/1/36	320	361
Series 2016, 5% 5/15/39	5,475	6,201
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	7,985	9,159
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	2,090	2,278
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (c)	1,645	1,696
4% 12/1/26 (c)	1,980	2,140
4% 12/1/27 (c)	1,305	1,402
5% 12/1/29 (c)	1,650	2,069
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	5,085	5,632
5% 6/1/27	1,770	2,020
5% 6/1/28	2,330	2,649

TOTAL RHODE ISLAND		43,112

South Carolina - 1.3%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/22	970	978
5% 3/1/24	970	1,067
5% 3/1/25	970	1,108
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	6,900	7,358
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	4,409
5% 12/1/29	3,155	3,585
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	3,025	3,365
Series 2020 A, 4% 7/1/50	2,905	3,232
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,135	2,143
5% 2/1/24	970	1,062
5% 2/1/26	1,650	1,940
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	1,933
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	3,100	3,223
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	1,000	1,154
Series 2018:
5% 7/1/28 (c)	2,235	2,777
5% 7/1/30 (c)	4,790	5,899
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,335	6,918
Series 2014 A:
5% 12/1/49	12,620	13,899
5.5% 12/1/54	17,285	19,241
Series 2014 C:
5% 12/1/25	3,885	4,382
5% 12/1/26	3,885	4,379
5% 12/1/27	3,010	3,383
5% 12/1/46	3,540	3,972
Series 2015 C, 5% 12/1/22	3,740	3,902
Series 2016 B:
5% 12/1/35	6,250	7,453
5% 12/1/36	9,330	11,115
Series A:
4% 12/1/33	900	1,079
4% 12/1/34	2,000	2,392
4% 12/1/35	500	597
4% 12/1/37	2,000	2,380
5% 12/1/31	2,800	3,658

TOTAL SOUTH CAROLINA		133,983

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	970	1,037
Series 2014 B:
5% 11/1/24	1,200	1,353
5% 11/1/25	1,175	1,322
5% 11/1/26	195	219
Series 2017:
5% 7/1/24	435	484
5% 7/1/27	365	445
5% 7/1/33	1,700	2,057
5% 7/1/35	1,360	1,644
South Dakota Hsg. Dev. Auth. Series A, 3% 11/1/51	3,745	4,023

TOTAL SOUTH DAKOTA		12,584

Tennessee - 0.6%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,199
5% 7/1/30	1,165	1,433
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,170	1,205
5% 9/1/24	995	1,107
Series 2017:
5% 4/1/24	970	1,063
5% 4/1/25	1,315	1,493
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B:
5% 7/1/23 (c)	2,800	2,994
5% 7/1/25 (c)	1,000	1,147
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/44 (c)	1,190	1,480
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2015 C, 5% 7/1/31 (Pre-Refunded to 7/1/25 @ 100)	3,370	3,894
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	18,440	20,550
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	11,735	12,204
Series 2018, 4%, tender 11/1/25 (a)	10,670	11,776

TOTAL TENNESSEE		61,545

Texas - 12.5%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/29 (c)	2,690	3,012
5% 11/15/34 (c)	1,750	1,954
Series 2019 B:
5% 11/15/27 (c)	1,500	1,834
5% 11/15/28 (c)	2,250	2,816
5% 11/15/29 (c)	1,500	1,910
Series 2019, 5% 11/15/22 (c)	1,225	1,275
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,295	1,295
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,455	1,514
Austin Independent School District Series 2021:
4% 8/1/32	8,300	10,296
4% 8/1/33	9,255	11,477
4% 8/1/34	10,590	13,105
4% 8/1/35	7,215	8,913
Birdville Independent School District Series 2021, 5% 2/15/26	2,225	2,621
Brownsville Independent School District Series 2017, 4% 8/15/22	4,000	4,093
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	1,165	1,345
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	970	1,120
5% 1/1/34 (Pre-Refunded to 7/1/25 @ 100)	1,940	2,239
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	5,340	6,164
Series 2020 E:
4% 1/1/34	950	1,120
4% 1/1/36	750	880
5% 1/1/30	850	1,089
5% 1/1/32	800	1,018
5% 1/1/35	915	1,155
Series 2020 G:
4% 1/1/34	1,000	1,166
4% 1/1/35	1,000	1,162
4% 1/1/36	1,000	1,159
5% 1/1/28	500	612
5% 1/1/29	750	942
5% 1/1/30	670	852
5% 1/1/31	725	918
5% 1/1/32	870	1,097
Series 2021 B, 5% 1/1/35	1,000	1,288
Cypress-Fairbanks Independent School District:
Bonds Series 2017 A-2, 1.25%, tender 8/15/22 (a)	6,105	6,143
Series 2016:
5% 2/15/22	4,855	4,882
5% 2/15/23	4,855	5,115
5% 2/15/24	24,410	26,790
5% 2/15/25	20,810	23,705
5% 2/15/27	3,475	4,091
Series 2020 A, 5% 2/15/25	3,650	4,158
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2007, 5.25% 12/1/29	7,135	9,385
Series 2020 A:
5% 12/1/22	285	298
5% 12/1/25	750	879
5% 12/1/26	1,000	1,208
Series 2021 B, 5% 12/1/47	3,800	4,864
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	6,688
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 B:
5% 11/1/26 (Pre-Refunded to 11/1/22 @ 100) (c)	2,920	3,033
5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100) (c)	1,245	1,293
5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100) (c)	2,765	2,872
5% 11/1/30 (Pre-Refunded to 11/1/22 @ 100) (c)	5,280	5,483
5% 11/1/31 (Pre-Refunded to 11/1/22 @ 100) (c)	11,155	11,585
5% 11/1/32 (Pre-Refunded to 11/1/22 @ 100) (c)	14,110	14,654
5% 11/1/33 (Pre-Refunded to 11/1/22 @ 100) (c)	9,710	10,084
5% 11/1/34 (Pre-Refunded to 11/1/22 @ 100) (c)	2,295	2,383
Series 2020 A:
5% 11/1/30	3,090	4,047
5% 11/1/31	1,300	1,697
5% 11/1/32	2,000	2,608
5% 11/1/33	2,000	2,604
Series 2020 B, 4% 11/1/35	7,865	9,496
Dallas Gen. Oblig.:
Series 2012, 5% 2/15/23	4,295	4,319
Series 2014, 5% 2/15/24	5,770	6,330
Series 2019 B:
5% 2/15/30	4,080	5,183
5% 2/15/32	7,095	8,969
5% 2/15/33	7,585	9,573
Dallas Independent School District:
Bonds:
Series 2016, 5%, tender 2/15/22 (a)	60	60
Series 2019, 5%, tender 2/15/22 (a)	690	694
Series B6:
5%, tender 2/15/22 (a)	1,440	1,448
5%, tender 2/15/22 (a)	1,440	1,448
Series 2019:
5% 2/15/28	1,750	2,166
5% 2/15/29	2,355	2,934
5% 2/15/30	5,095	6,325
Series 2021:
4% 2/15/25	5,075	5,629
4% 2/15/26	2,455	2,795
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	4,985	5,178
Series 2016, 0% 8/15/25	2,770	2,711
Series 2020, 3% 8/15/22	1,135	1,155
El Paso Gen. Oblig. Series 2019 A:
5% 8/15/30	5,100	6,427
5% 8/15/31	3,610	4,530
5% 8/15/32	3,620	4,547
5% 8/15/33	5,890	7,380
5% 8/15/34	2,945	3,682
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	2,645	2,670
Series 2021 B, 0.72%, tender 8/1/26 (a)	9,985	9,958
Fort Worth Gen. Oblig.:
Series 2016, 5% 3/1/27	5,755	6,787
Series 2020, 5% 3/1/29	4,200	5,352
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,760	2,775
Series 2016, 5% 2/15/26	3,530	4,160
Grand Parkway Trans. Corp.:
Series 2013 C, 5.125% 10/1/43	2,430	2,606
Series 2018 A:
5% 10/1/31	4,965	6,194
5% 10/1/32	4,210	5,249
5% 10/1/33	6,420	7,998
5% 10/1/34	4,855	6,043
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B:
5%, tender 12/1/22 (a)	4,550	4,732
5%, tender 12/1/24 (a)	5,205	5,863
Series 2020 A, 0.9%, tender 5/15/25 (a)	5,000	5,003
Series 2019 A:
4% 10/1/35	1,750	2,081
4% 10/1/36	3,000	3,562
Harris County Flood Cont. District Series 2021 A:
4% 10/1/32	5,130	6,284
4% 10/1/33	6,045	7,375
4% 10/1/34	4,995	6,077
4% 10/1/35	3,400	4,127
4% 10/1/36	3,920	4,747
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,045	1,076
5% 8/15/25	3,750	3,860
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	6,750	6,908
Series 2018 A:
5% 7/1/26 (c)	1,635	1,932
5% 7/1/27 (c)	2,180	2,641
5% 7/1/28 (c)	970	1,203
Series 2018 B:
5% 7/1/28	3,110	3,886
5% 7/1/29	12,140	15,113
5% 7/1/30	6,385	7,930
Series 2020 A:
4% 7/1/35 (c)	1,500	1,769
4% 7/1/39 (c)	1,895	2,218
Series 2021 A:
4% 7/1/35 (c)	1,100	1,317
4% 7/1/36 (c)	1,180	1,407
4% 7/1/37 (c)	1,200	1,428
4% 7/1/38 (c)	1,750	2,078
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019:
5% 9/1/29	1,000	1,239
5% 9/1/30	1,250	1,545
5% 9/1/31	1,650	2,034
5% 9/1/33	1,535	1,886
5% 9/1/34	1,250	1,533
5% 9/1/35	1,700	2,083
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,095	2,210
5% 3/1/24	9,710	10,676
5% 3/1/25	4,080	4,656
Houston Independent School District Bonds:
Series 2012, 4%, tender 6/1/23 (a)	8,500	8,933
Series 2014 A, 4%, tender 6/1/23 (a)	10,315	10,840
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,789
Series 2016 B, 5% 11/15/33	2,330	2,787
Series 2020 C:
5% 11/15/30	2,145	2,843
5% 11/15/31	2,500	3,314
5% 11/15/32	2,000	2,650
Series 2021 A:
4% 11/15/35	700	867
4% 11/15/36	700	865
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	542
5% 10/15/26	680	800
5% 10/15/27	485	567
5% 10/15/29	630	730
5% 10/15/31	990	1,147
5% 10/15/35	1,425	1,649
5% 10/15/36	3,115	3,608
5% 10/15/39	1,215	1,407
5% 10/15/44	1,440	1,667
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/30 (c)	1,360	1,568
5% 11/1/31 (c)	5,730	6,595
5% 11/1/35 (c)	1,700	1,952
Series 2017:
5% 11/1/26 (c)	1,000	1,192
5% 11/1/33 (c)	1,250	1,477
5% 11/1/34 (c)	2,925	3,468
5% 11/1/35 (c)	4,065	4,820
5% 11/1/36 (c)	5,170	6,124
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/32	4,565	5,636
5% 5/15/34	2,430	2,992
5% 5/15/36	2,430	2,978
Series 2019:
5% 5/15/32	1,500	1,897
5% 5/15/33	2,250	2,846
5% 5/15/34	2,250	2,838
5% 5/15/35	5,575	7,012
5% 5/15/36	1,075	1,350
(Lcra Transmission Svcs. Corp. Proj.) Series 2021, 5% 5/15/25	3,620	4,150
Series 2013, 5% 5/15/22	1,080	1,099
Series 2015 B:
5% 5/15/25	6,615	7,583
5% 5/15/27	2,915	3,341
5% 5/15/28	2,845	3,255
5% 5/15/29	8,255	9,442
Series 2015 D:
5% 5/15/22	825	840
5% 5/15/23	680	724
5% 5/15/24	1,445	1,598
5% 5/15/26	1,360	1,561
Series 2020, 5% 5/15/26	3,350	3,964
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	4,160	4,303
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2008 A, 0.2%, tender 2/1/22 (a)(c)	21,800	21,800
Series 2020 A, 0.2%, tender 2/1/22 (a)(c)	25,100	25,100
(Waste Mgmt., Inc. Proj.):
Series 2018, 0.475%, tender 7/1/24 (a)(c)	1,145	1,149
Series 2020 B, 0.18%, tender 3/1/22 (a)(c)	17,200	17,199
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	2,192
5% 8/15/25	2,430	2,816
5% 8/15/26	1,505	1,799
5% 8/15/27	1,565	1,919
5% 8/15/30	2,330	2,841
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,489
5% 4/1/28	1,395	1,620
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	4,310	4,487
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	995	1,029
4% 12/15/24	1,770	1,831
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,240	1,441
5% 1/1/33	1,280	1,534
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	546
5% 1/1/31	660	766
5% 1/1/32	2,915	3,489
Series 2014:
5% 1/1/23	690	723
5% 1/1/23	1,045	1,094
5% 1/1/24	1,590	1,737
5% 1/1/24	3,265	3,562
Series 2015 B:
5% 1/1/29	9,710	10,978
5% 1/1/30	4,855	5,485
Series 2016 A, 5% 1/1/39	6,800	7,892
Series 2019 B, 5% 1/1/25	3,390	3,843
Northside Independent School District Bonds:
Series 2018, 2.75%, tender 8/1/23 (a)	23,270	24,089
Series 2019, 1.6%, tender 8/1/24 (a)	19,810	20,334
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	16,765	17,175
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	1,975	2,167
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (a)	4,070	4,204
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,588
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/27 (c)	2,380	2,879
5% 7/1/28 (c)	1,085	1,347
5% 7/1/29 (c)	1,270	1,606
5% 7/1/29 (c)	3,200	4,039
5% 7/1/30 (c)	1,235	1,551
5% 7/1/30 (c)	1,510	1,895
5% 7/1/31 (c)	2,310	2,897
5% 7/1/31 (c)	1,250	1,563
5% 7/1/32 (c)	950	1,187
5% 7/1/32 (c)	1,195	1,495
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	3,110	3,558
Series 2017:
5% 2/1/29	1,455	1,783
5% 2/1/30	970	1,188
5% 2/1/31	1,455	1,780
5% 2/1/33	1,165	1,420
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,660	4,805
5% 9/15/24	7,275	7,502
5% 9/15/25	9,025	9,305
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	16,010	16,233
Series 2012:
5% 5/15/22	2,135	2,173
5% 5/15/22 (Escrowed to Maturity)	3,690	3,755
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25 (Pre-Refunded to 8/15/23 @ 100)	970	1,043
5% 8/15/26 (Pre-Refunded to 8/15/23 @ 100)	1,485	1,597
5% 8/15/28 (Pre-Refunded to 8/15/23 @ 100)	1,575	1,694
5% 8/15/33 (Pre-Refunded to 8/15/23 @ 100)	3,690	3,969
Series 2013, 5.5% 9/1/43 (Pre-Refunded to 9/1/23 @ 100)	5,195	5,637
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
5% 2/15/25	5,585	6,356
5% 2/15/34	2,040	2,404
Series 2018 B, 5% 7/1/43	3,100	3,796
Texas A&M Univ. Rev. Series 2016 C, 5% 5/15/23	5,475	5,831
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	6,422	7,028
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	6,205	6,916
Texas Gen. Oblig.:
Series 2013 B, 5% 8/1/25 (c)	11,725	12,607
Series 2014, 5% 8/1/26 (c)	5,020	5,610
Series 2016, 5.5% 8/1/26 (c)	3,750	4,546
Series 2020 B:
4% 8/1/28 (c)	4,340	5,150
4% 8/1/29 (c)	5,605	6,751
4% 8/1/30 (c)	5,885	7,186
4% 8/1/31 (c)	6,180	7,631
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/33	2,750	3,263
4% 12/31/33	1,710	2,027
4% 6/30/34	4,000	4,725
4% 12/31/34	4,000	4,720
4% 6/30/35	4,000	4,706
4% 6/30/36	1,290	1,513
4% 12/31/36	2,965	3,479
Series 2013, 7% 12/31/38 (c)	15,540	17,195
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
5% 2/1/23	1,500	1,577
5% 2/1/24	1,130	1,237
5% 2/1/26	2,600	3,058
5% 2/1/27	2,500	3,029
5% 2/1/28	1,315	1,634
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	5,476
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	44,145	43,845
Texas Wtr. Dev. Board Rev.:
Series 1, 5% 8/1/22	1,000	1,029
Series 2017 A:
5% 4/15/22	4,125	4,182
5% 4/15/25	6,055	6,951
5% 4/15/26	4,195	4,978
5% 4/15/29	6,310	7,808
5% 4/15/30	16,995	20,955
Series 2018 B:
5% 4/15/29	2,750	3,509
5% 10/15/29	2,250	2,861
5% 10/15/30	3,240	4,106
5% 4/15/31	5,000	6,330
Series 2019:
5% 8/1/30	8,650	11,183
5% 8/1/31	4,500	5,804
5% 8/1/32	3,000	3,864
5% 8/1/33	3,450	4,436
5% 8/1/34	4,500	5,777
5% 8/1/35	5,500	7,050
Series 2020:
5% 8/1/24	1,000	1,118
5% 8/1/30	3,210	4,238
Travis County Gen. Oblig.:
Series 2016 A, 5% 3/1/24	2,905	3,191
Series 2019 A:
5% 3/1/34	5,645	7,189
5% 3/1/35	17,080	21,703
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/30	6,325	7,418
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	2,970	3,058
Series 2016 D, 5% 8/15/22	2,430	2,502
Series 2016 E, 5% 8/15/22	2,605	2,683
Series 2016 J, 5% 8/15/22	2,590	2,667
Series 2019 A, 5% 8/15/29	3,060	3,966
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,695	1,736
5% 7/1/29	1,740	2,072
Wichita Falls Independent School District Series 2021, 4% 2/1/24	1,000	1,075

TOTAL TEXAS		1,329,404

Utah - 0.2%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/26 (c)	1,120	1,323
5% 7/1/28 (c)	3,885	4,691
Series 2018 A:
5% 7/1/29 (c)	1,500	1,846
5% 7/1/30 (c)	1,345	1,647
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) Series 2012 A, 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	2,915	3,008
Utah Gen. Oblig. Series 2020 B:
5% 7/1/22	2,875	2,944
5% 7/1/23	2,740	2,935
5% 7/1/28	3,305	4,182

TOTAL UTAH		22,576

Vermont - 0.0%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2017 A, 5% 6/15/27 (c)	1,590	1,886
Virginia - 1.2%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/27	120	147
5% 7/1/28	1,175	1,472
5% 7/1/30	1,265	1,650
5% 7/1/32	1,005	1,298
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/31	1,500	1,984
5% 8/1/32	1,500	1,982
5% 8/1/33	1,500	1,980
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	970	994
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,390
5% 6/15/29	1,385	1,523
5% 6/15/33	1,475	1,620
Hampton Roads Trans. Accountability Commission:
Series 2018 A, 5.5% 7/1/57	3,725	4,617
Series 2021 A, 5% 7/1/26	28,000	33,409
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	1,455	1,830
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	679
5% 6/15/32	1,750	2,036
5% 6/15/34	2,235	2,595
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Prog.):
Series 2017 C, 5% 2/1/26	5,540	6,531
Series 2017 E, 5% 2/1/31	10,295	12,700
(21st Century College and Equip. Progs.) Series 2020 A:
5% 2/1/34	1,050	1,360
5% 2/1/35	2,500	3,231
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	10,989
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	6,160	7,644
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2021 A1, 5% 8/1/23	4,310	4,632
Virginia Small Bus. Fing. Auth.:
(95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (c)	7,380	7,405
Series 2020 A:
5% 1/1/28	1,100	1,353
5% 1/1/29	1,400	1,727
5% 1/1/30	1,600	1,963
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,233
5% 1/1/33	2,515	2,895
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	2,200	2,247

TOTAL VIRGINIA		128,116

Washington - 2.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,964
Energy Northwest Elec. Rev. Series 2017 A, 5% 7/1/26	1,185	1,213
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22 (Escrowed to Maturity)	970	970
5% 1/1/23 (Pre-Refunded to 7/1/22 @ 100)	970	993
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	2,265	2,319
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	1,075	1,147
Series 2016 B:
5% 10/1/26 (c)	3,625	4,255
5% 10/1/29 (c)	4,615	5,394
Series 2016:
5% 2/1/27	1,205	1,410
5% 2/1/29	2,430	2,839
Series 2018 A:
5% 5/1/29 (c)	1,515	1,818
5% 5/1/37 (c)	2,290	2,712
Series 2019, 5% 4/1/28 (c)	2,250	2,769
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (c)	860	916
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	4,345	4,350
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,264
5% 1/1/36	1,140	1,357
Tobacco Settlement Auth. Rev. Series 2018:
5% 6/1/23	2,430	2,589
5% 6/1/24	3,430	3,649
Washington Convention Ctr. Pub. Facilities Series 2021, 4% 7/1/31	31,300	36,302
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	17,611
Series 2018 C, 5% 8/1/30	6,665	8,176
Series 2018 D:
5% 8/1/32	24,300	29,678
5% 8/1/33	30,735	37,492
Series 2019 B, 5% 6/1/34	3,300	4,114
Series 2020 C, 5% 2/1/37	9,530	12,245
Series R-2017 A:
5% 8/1/27	1,735	2,076
5% 8/1/28	1,735	2,074
5% 8/1/30	1,735	2,069
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	276
5% 7/1/26	1,935	2,297
5% 7/1/29	3,100	3,817
5% 7/1/34	610	742
5% 7/1/42	5,305	6,379
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/27	2,430	2,986
5% 10/1/28	1,940	2,437
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,300	1,481
5% 8/15/26	1,175	1,376
5% 8/15/28	3,825	4,573
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	5,780	6,825
Series 2015:
5% 1/1/23	1,100	1,151
5% 1/1/29	1,260	1,433
Series 2017, 5% 8/15/32	1,520	1,792
Series 2019 A1:
5% 8/1/31	1,000	1,267
5% 8/1/35	1,500	1,881
Series 2019 A2, 5% 8/1/44	5,995	7,362
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/29	550	643
5% 10/1/31	2,635	3,062
5% 10/1/33	560	649
Series 2019, 4% 10/1/49	5,235	5,802
Series 2016 A, 5% 10/1/30	2,510	2,922

TOTAL WASHINGTON		256,918

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,660
West Virginia Parkways Auth. Series 2021, 5% 6/1/47	9,515	12,203

TOTAL WEST VIRGINIA		15,863

Wisconsin - 2.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A:
5% 1/1/31	1,050	1,333
5% 1/1/34	1,000	1,262
5% 1/1/38	1,050	1,312
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/30 (d)	1,135	1,234
5.25% 5/15/37 (d)	345	377
5.25% 5/15/42 (d)	420	458
5.25% 5/15/47 (d)	420	458
5.25% 5/15/52 (d)	790	861
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	3,600	4,379
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.18%, tender 2/1/22 (a)(c)	10,000	10,000
Series 2017 A-1, 0.18%, tender 2/1/22 (a)(c)	7,500	7,500
Series 2017 A-2, 0.18%, tender 2/1/22 (a)(c)	20,000	20,000
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	915	1,006
5% 10/1/48 (d)	1,175	1,287
5% 10/1/53 (d)	3,010	3,292
Roseman Univ. of Health:
Series 2018 A, 5.35% 12/1/45	9,015	10,694
Series 2020, 5% 4/1/30 (d)	500	600
Wisconsin Ctr. District Tax Rev.:
Series 2020 C:
0% 12/15/29 (FSA Insured)	1,050	903
0% 12/15/31 (FSA Insured)	1,350	1,092
0% 12/15/32 (FSA Insured)	1,400	1,092
0% 12/15/33 (FSA Insured)	1,350	1,014
0% 12/15/34 (FSA Insured)	1,250	903
Series 2020 D:
0% 12/15/28 (FSA Insured)	255	227
0% 12/15/29 (FSA Insured)	390	337
0% 12/15/31 (FSA Insured)	1,000	810
Wisconsin Gen. Oblig.:
Series 1, 5% 5/1/29	4,895	6,293
Series 2014 4, 5% 5/1/25	1,575	1,779
Series 2021 2, 5% 5/1/25	5,270	6,060
Series 2021 A:
5% 5/1/32	7,920	9,856
5% 5/1/34	10,820	13,450
5% 5/1/35	11,365	14,132
Series A, 5% 5/1/30	2,915	3,452
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 C1, 5%, tender 7/29/26 (a)	2,515	2,998
Series 2014 A:
5% 11/15/24	8,510	9,606
5% 11/15/27	6,515	7,344
Series 2014:
5% 5/1/26	810	886
5% 5/1/28	1,750	1,905
5% 5/1/29	865	939
Series 2015, 5% 12/15/27	1,175	1,325
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,414
Series 2017 A:
5% 9/1/34 (Pre-Refunded to 9/1/27 @ 100)	1,800	2,203
5% 9/1/36 (Pre-Refunded to 9/1/27 @ 100)	2,100	2,570
Series 2019 B1, 2.825% 11/1/28	2,130	2,131
Series 2019 B2, 2.55% 11/1/27	1,365	1,369
Series 2019:
5% 12/15/31	1,000	1,278
5% 12/15/32	1,750	2,233
5% 12/15/34	1,720	2,187
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.) Series 2013 B:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	970	1,038
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	6,945	7,432
Series 2012:
5% 6/1/27	1,750	1,783
5% 6/1/32	995	1,013
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,600	1,647
5% 6/1/39	2,345	2,386
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	4,490	4,847
Series A, 3.5% 9/1/50	8,855	9,643
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (a)	1,140	1,140
0.81%, tender 5/1/25 (a)	3,800	3,798
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26	8,580	10,168
5% 5/1/27	12,590	15,349

TOTAL WISCONSIN		228,085

Wyoming - 0.0%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/24	250	270
TOTAL MUNICIPAL BONDS
(Cost $9,539,650)		9,948,689

Municipal Notes - 3.0%
Arizona - 0.1%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(f)(g)	7,000	$7,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 96, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,880	2,880

TOTAL ARIZONA		9,880

Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.17% 1/7/22, VRDN (a)(c)	4,400	4,400
California - 0.3%
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	32,115	32,115
Colorado - 0.0%
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	840	840
Florida - 0.1%
Broward County Arpt. Sys. Rev. Participating VRDN Series XM 08 95, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	6,300	6,300
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 72, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	2,800	2,800

TOTAL FLORIDA		9,100

Georgia - 0.0%
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,950	2,950
Illinois - 0.2%
Chicago Transit Auth. Participating VRDN Series 20 XF 28 97, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	7,100	7,100
Metropolitan Pier & Exposition Participating VRDN:
Series 2021 XF 12 23, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,945	1,945
Series XF 09 65, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	7,419	7,419

TOTAL ILLINOIS		16,464

Kentucky - 0.2%
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,000	3,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.15% 1/3/22, VRDN (a)(c)	10,500	10,500
Series 2020 B1, 0.15% 1/3/22, VRDN (a)(c)	10,500	10,500

TOTAL KENTUCKY		24,000

Louisiana - 0.4%
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	3,700	3,700
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.17% 1/7/22, VRDN (a)	38,200	38,200

TOTAL LOUISIANA		41,900

Maryland - 0.1%
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	8,460	8,460
Missouri - 0.0%
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,400	1,400
Montana - 0.0%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 61, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	3,010	3,010
New Jersey - 0.4%
Borough of Oceanport BAN Series 2021, 2% 2/24/22	7,300	7,319
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XF 09 75, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,210	6,210
Series XM 09 29, 0.22% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,635	2,635
Ridgewood Gen. Oblig. BAN Series 2021, 1.5% 1/26/22	20,958	20,976
Roselle County of Union BAN Series 2021 A, 1.5% 7/20/22	6,900	6,947

TOTAL NEW JERSEY		44,087

New York - 0.5%
Broome County Gen. Oblig. BAN Series 2021 A, 1.5% 4/29/22	30,875	31,005
Hempstead Union Free School District:
BAN Series 2021 B, 1% 7/13/22	3,000	3,011
RAN Series 2021 A, 1% 6/30/22	3,000	3,011
New York Dorm. Auth. Rev. Participating VRDN Series XM 09 22, 0.16% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,200	1,200
New York Metropolitan Trans. Auth. Rev. Participating VRDN Series XM 09 35, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,100	2,100
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,900	1,900
Series XM 08 30, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	11,410	11,410
New York Trans. Dev. Corp. Participating VRDN Series XL 01 68, 0.21% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(c)(f)(g)	1,315	1,315

TOTAL NEW YORK		54,952

South Carolina - 0.1%
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series 2021 XF 12 43, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,740	1,740
Series 2021 XL 01 85, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,260	2,260

TOTAL SOUTH CAROLINA		4,000

Tennessee - 0.0%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,200	3,200
Texas - 0.3%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN Series XF 11 19, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,700	5,700
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,985	2,985
North Texas Tollway Auth. Rev. Participating VRDN:
Series 2021 XF 12 25, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,360	3,360
Series XM0085, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,500	2,500
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	7,800	7,800
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	12,125	12,125

TOTAL TEXAS		34,470

Utah - 0.0%
Salt Lake City Arpt. Rev. Participating VRDN Series 17 XM 0493, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	3,700	3,700
Virginia - 0.2%
Virginia Commonwealth Trans. Board Rev. Participating VRDN Series DB 80 80, 0.15% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	15,590	15,590
Wisconsin - 0.0%
Wisconsin Ctr. District Tax Rev. Participating VRDN Series 2021 XF 12 22, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,337	1,337
TOTAL MUNICIPAL NOTES
(Cost $315,852)		315,855
	Shares	Value (000s)

Money Market Funds - 3.5%
Fidelity Municipal Cash Central Fund 0.11% (i)(j)
(Cost $371,989)	371,945,567	371,995
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $10,227,491)		10,636,539
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(41,297)
NET ASSETS - 100%		$10,595,242

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $99,765,000 or 0.9% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,115,000 or 0.3% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$32,115

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$383,402	$1,882,736	$1,894,192	$243	$29	$20	$371,995	27.2%
Total	$383,402	$1,882,736	$1,894,192	$243	$29	$20	$371,995

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$10,264,544	$--	$10,264,544	$--
Money Market Funds	371,995	371,995	--	--
Total Investments in Securities:	$10,636,539	$371,995	$10,264,544	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	34.5%
Transportation	14.3%
Health Care	13.7%
Special Tax	6.3%
Electric Utilities	5.9%
Others* (Individually Less Than 5%)	25.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,855,502)	$10,264,544
Fidelity Central Funds (cost $371,989)	371,995
Total Investment in Securities (cost $10,227,491)		$10,636,539
Cash		94
Receivable for fund shares sold		10,828
Interest receivable		111,130
Distributions receivable from Fidelity Central Funds		24
Prepaid expenses		10
Other receivables		4
Total assets		10,758,629
Liabilities
Payable for investments purchased on a delayed delivery basis	$148,438
Payable for fund shares redeemed	6,929
Distributions payable	5,164
Accrued management fee	1,786
Distribution and service plan fees payable	47
Other affiliated payables	891
Other payables and accrued expenses	132
Total liabilities		163,387
Net Assets		$10,595,242
Net Assets consist of:
Paid in capital		$10,184,812
Total accumulated earnings (loss)		410,430
Net Assets		$10,595,242
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($166,197 ÷ 15,409 shares)(a)		$10.79
Maximum offering price per share (100/96.00 of $10.79)		$11.24
Class M:
Net Asset Value and redemption price per share ($11,071 ÷ 1,027 shares)(a)		$10.78
Maximum offering price per share (100/96.00 of $10.78)		$11.23
Class C:
Net Asset Value and offering price per share ($16,255 ÷ 1,506 shares)(a)		$10.79
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($5,501,159 ÷ 510,362 shares)		$10.78
Class I:
Net Asset Value, offering price and redemption price per share ($1,220,985 ÷ 113,098 shares)		$10.80
Class Z:
Net Asset Value, offering price and redemption price per share ($3,679,575 ÷ 340,714 shares)		$10.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Interest		$209,996
Income from Fidelity Central Funds		233
Total income		210,229
Expenses
Management fee	$20,542
Transfer agent fees	9,681
Distribution and service plan fees	569
Accounting fees and expenses	866
Custodian fees and expenses	87
Independent trustees' fees and expenses	30
Registration fees	301
Audit	58
Legal	10
Miscellaneous	41
Total expenses before reductions	32,185
Expense reductions	(6)
Total expenses after reductions		32,179
Net investment income (loss)		178,050
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,241
Fidelity Central Funds	29
Capital gain distributions from Fidelity Central Funds	10
Total net realized gain (loss)		22,280
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(89,952)
Fidelity Central Funds	20
Total change in net unrealized appreciation (depreciation)		(89,932)
Net gain (loss)		(67,652)
Net increase (decrease) in net assets resulting from operations		$110,398

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$178,050	$174,703
Net realized gain (loss)	22,280	9,991
Change in net unrealized appreciation (depreciation)	(89,932)	171,065
Net increase (decrease) in net assets resulting from operations	110,398	355,759
Distributions to shareholders	(197,374)	(183,599)
Share transactions - net increase (decrease)	1,568,450	1,162,048
Total increase (decrease) in net assets	1,481,474	1,334,208
Net Assets
Beginning of period	9,113,768	7,779,560
End of period	$10,595,242	$9,113,768

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.64	$10.25	$10.40	$10.21
Income from Investment Operations
Net investment income (loss)A	.157	.191	.220	.230	.238
Net realized and unrealized gain (loss)	(.059)	.241	.411	(.142)	.192
Total from investment operations	.098	.432	.631	.088	.430
Distributions from net investment income	(.158)	(.191)	(.220)	(.229)	(.237)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.009)	(.003)
Total distributions	(.178)	(.202)	(.241)	(.238)	(.240)
Net asset value, end of period	$10.79	$10.87	$10.64	$10.25	$10.40
Total ReturnB,C	.91%	4.11%	6.20%	.88%	4.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.64%	.66%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.64%	.66%	.67%	.68%	.69%
Expenses net of all reductions	.64%	.66%	.67%	.68%	.69%
Net investment income (loss)	1.46%	1.79%	2.09%	2.25%	2.29%
Supplemental Data
Net assets, end of period (in millions)	$166	$121	$110	$87	$91
Portfolio turnover rateF	11%	18%	14%	19%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.63	$10.24	$10.39	$10.21
Income from Investment Operations
Net investment income (loss)A	.162	.195	.223	.233	.239
Net realized and unrealized gain (loss)	(.070)	.251	.411	(.141)	.183
Total from investment operations	.092	.446	.634	.092	.422
Distributions from net investment income	(.162)	(.195)	(.223)	(.233)	(.239)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.009)	(.003)
Total distributions	(.182)	(.206)	(.244)	(.242)	(.242)
Net asset value, end of period	$10.78	$10.87	$10.63	$10.24	$10.39
Total ReturnB,C	.85%	4.24%	6.24%	.92%	4.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.60%	.63%	.64%	.65%	.66%
Expenses net of fee waivers, if any	.60%	.63%	.64%	.65%	.66%
Expenses net of all reductions	.60%	.63%	.64%	.64%	.66%
Net investment income (loss)	1.49%	1.82%	2.12%	2.28%	2.31%
Supplemental Data
Net assets, end of period (in millions)	$11	$15	$20	$15	$18
Portfolio turnover rateF	11%	18%	14%	19%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$10.65	$10.25	$10.40	$10.22
Income from Investment Operations
Net investment income (loss)A	.079	.112	.142	.153	.160
Net realized and unrealized gain (loss)	(.070)	.241	.420	(.141)	.183
Total from investment operations	.009	.353	.562	.012	.343
Distributions from net investment income	(.079)	(.112)	(.141)	(.153)	(.160)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.009)	(.003)
Total distributions	(.099)	(.123)	(.162)	(.162)	(.163)
Net asset value, end of period	$10.79	$10.88	$10.65	$10.25	$10.40
Total ReturnB,C	.09%	3.34%	5.52%	.13%	3.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.37%	1.40%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.37%	1.40%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.37%	1.40%	1.42%	1.43%	1.43%
Net investment income (loss)	.72%	1.05%	1.34%	1.50%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$16	$27	$34	$45	$54
Portfolio turnover rateF	11%	18%	14%	19%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.63	$10.24	$10.39	$10.21
Income from Investment Operations
Net investment income (loss)A	.192	.225	.254	.261	.270
Net realized and unrealized gain (loss)	(.069)	.251	.411	(.141)	.183
Total from investment operations	.123	.476	.665	.120	.453
Distributions from net investment income	(.193)	(.225)	(.254)	(.261)	(.270)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.009)	(.003)
Total distributions	(.213)	(.236)	(.275)	(.270)	(.273)
Net asset value, end of period	$10.78	$10.87	$10.63	$10.24	$10.39
Total ReturnB	1.14%	4.54%	6.55%	1.19%	4.48%
Ratios to Average Net AssetsC,D
Expenses before reductions	.32%	.34%	.35%	.37%	.36%
Expenses net of fee waivers, if any	.32%	.34%	.35%	.37%	.36%
Expenses net of all reductions	.32%	.34%	.35%	.37%	.36%
Net investment income (loss)	1.77%	2.11%	2.41%	2.56%	2.61%
Supplemental Data
Net assets, end of period (in millions)	$5,501	$4,666	$4,621	$4,867	$5,372
Portfolio turnover rateE	11%	18%	14%	19%F	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$10.65	$10.26	$10.41	$10.22
Income from Investment Operations
Net investment income (loss)A	.185	.217	.246	.253	.263
Net realized and unrealized gain (loss)	(.060)	.242	.411	(.140)	.193
Total from investment operations	.125	.459	.657	.113	.456
Distributions from net investment income	(.185)	(.218)	(.246)	(.254)	(.263)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.009)	(.003)
Total distributions	(.205)	(.229)	(.267)	(.263)	(.266)
Net asset value, end of period	$10.80	$10.88	$10.65	$10.26	$10.41
Total ReturnB	1.16%	4.36%	6.45%	1.13%	4.50%
Ratios to Average Net AssetsC,D
Expenses before reductions	.39%	.41%	.43%	.44%	.44%
Expenses net of fee waivers, if any	.39%	.41%	.43%	.44%	.44%
Expenses net of all reductions	.39%	.41%	.43%	.44%	.44%
Net investment income (loss)	1.70%	2.03%	2.33%	2.49%	2.54%
Supplemental Data
Net assets, end of period (in millions)	$1,221	$1,363	$1,238	$1,013	$976
Portfolio turnover rateE	11%	18%	14%	19%F	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$10.65	$10.26	$10.17
Income from Investment Operations
Net investment income (loss)B	.198	.230	.258	.070
Net realized and unrealized gain (loss)	(.069)	.252	.412	.086
Total from investment operations	.129	.482	.670	.156
Distributions from net investment income	(.199)	(.231)	(.259)	(.065)
Distributions from net realized gain	(.020)	(.011)	(.021)	(.001)
Total distributions	(.219)	(.242)	(.280)	(.066)
Net asset value, end of period	$10.80	$10.89	$10.65	$10.26
Total ReturnC,D	1.19%	4.59%	6.59%	1.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.27%	.29%	.30%	.31%G
Expenses net of fee waivers, if any	.27%	.29%	.30%	.31%G
Expenses net of all reductions	.27%	.29%	.30%	.31%G
Net investment income (loss)	1.83%	2.16%	2.46%	2.62%G
Supplemental Data
Net assets, end of period (in millions)	$3,680	$2,923	$1,756	$321
Portfolio turnover rateH	11%	18%	14%	19%I

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Intermediate Municipal Income Fund	$9

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$417,880
Gross unrealized depreciation	(8,348)
Net unrealized appreciation (depreciation)	$409,532
Tax Cost	$10,227,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$112
Undistributed ordinary income	$747
Undistributed long-term capital gain	$39
Net unrealized appreciation (depreciation) on securities and other investments	$409,532

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$177,803	$174,632
Long-term Capital Gains	19,571	8,967
Total	$197,374	$ 183,599

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Municipal Income Fund	2,820,617	1,077,113

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .20% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$324	$20
Class M	-%	.25%	35	–
Class C	.75%	.25%	210	21
			$569	$41

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9
Class M	1
Class C(a)	–(b)
$10

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$220.17
Class M	19.13
Class C	31.15
Intermediate Municipal Income	5,127.10
Class I	2,647.17
Class Z	1,637.05
	$9,681

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Intermediate Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Intermediate Municipal Income Fund	11,346	–	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Intermediate Municipal Income Fund	$17

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Intermediate Municipal Income Fund
Distributions to shareholders
Class A	$2,126	$2,158
Class M	229	328
Class C	188	346
Intermediate Municipal Income	100,137	99,576
Class I	28,429	26,433
Class Z	66,265	54,758
Total	$197,374	$183,599

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Intermediate Municipal Income Fund
Class A
Shares sold	6,352	2,407	$68,762	$25,706
Reinvestment of distributions	185	190	2,004	2,030
Shares redeemed	(2,216)	(1,834)	(24,028)	(19,376)
Net increase (decrease)	4,321	763	$46,738	$8,360
Class M
Shares sold	100	286	$1,093	$3,039
Reinvestment of distributions	20	29	212	311
Shares redeemed	(430)	(892)	(4,632)	(9,472)
Net increase (decrease)	(310)	(577)	$(3,327)	$(6,122)
Class C
Shares sold	324	365	$3,513	$3,921
Reinvestment of distributions	16	30	177	316
Shares redeemed	(1,302)	(1,094)	(14,168)	(11,684)
Net increase (decrease)	(962)	(699)	$(10,478)	$(7,447)
Intermediate Municipal Income
Shares sold	149,588	138,351	$1,622,390	$1,471,825
Reinvestment of distributions	5,794	6,122	62,762	65,490
Shares redeemed	(74,403)	(149,634)	(806,233)	(1,582,006)
Net increase (decrease)	80,979	(5,161)	$878,919	$(44,691)
Class I
Shares sold	48,961	47,451	$532,178	$506,143
Reinvestment of distributions	2,389	2,265	25,924	24,277
Shares redeemed	(63,436)	(40,806)	(686,526)	(431,205)
Net increase (decrease)	(12,086)	8,910	$(128,424)	$99,215
Class Z
Shares sold	123,063	172,690	$1,338,240	$1,846,752
Reinvestment of distributions	4,074	3,895	44,213	41,757
Shares redeemed	(54,905)	(72,944)	(597,431)	(775,776)
Net increase (decrease)	72,232	103,641	$785,022	$1,112,733

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Intermediate Municipal Income Fund
Class A	.63%
Actual		$1,000.00	$999.50	$3.18
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Class M	.59%
Actual		$1,000.00	$999.80	$2.97
Hypothetical-C		$1,000.00	$1,022.23	$3.01
Class C	1.33%
Actual		$1,000.00	$996.00	$6.69
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Intermediate Municipal Income	.31%
Actual		$1,000.00	$1,001.10	$1.56
Hypothetical-C		$1,000.00	$1,023.64	$1.58
Class I	.39%
Actual		$1,000.00	$1,000.80	$1.97
Hypothetical-C		$1,000.00	$1,023.24	$1.99
Class Z	.26%
Actual		$1,000.00	$1,001.40	$1.31
Hypothetical-C		$1,000.00	$1,023.89	$1.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Intermediate Municipal Income Fund
Class A	02/07/2022	02/04/2022	$0.001
Class M	02/07/2022	02/04/2022	$0.001
Class C	02/07/2022	02/04/2022	$0.001
Intermediate Municipal Income	02/07/2022	02/04/2022	$0.001
Class I	02/07/2022	02/04/2022	$0.001
Class Z	02/07/2022	02/04/2022	$0.001

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $19,422,322, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 11.85% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. The Board also recognized that the income-based component of the fund's management fee, which few competitors have, varies depending on the level of the fund's monthly gross income, providing for higher fees at higher income levels, and for lower fees at lower income levels.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.68%, 0.65%, 1.43%, 0.44%, 0.31%, and 0.37% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LIM-ANN-0322
1.540000.124

Fidelity® Global Credit Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(4.73)%	4.38%	1.84%
Class M (incl. 4.00% sales charge)	(4.74)%	4.37%	1.84%
Class C (incl. contingent deferred sales charge)	(2.57)%	4.44%	1.64%
Fidelity® Global Credit Fund	(0.63)%	5.49%	2.53%
Class I	(0.53)%	5.49%	2.53%
Class Z	(0.42)%	5.55%	2.56%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 Prior to June 1, 2017, the fund was named Fidelity® Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Credit Index (Hedged USD) performed over the same period.

Period Ending Values
$12,713	Fidelity® Global Credit Fund
$15,072	Bloomberg Global Aggregate Credit Index (Hedged USD)

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed sluggishly in 2021, and corporate securities in most geographic regions posted negative returns in a risk-on environment. The Bloomberg Global Aggregate Credit Index (Hedged) returned -0.95% for the year. Global bond markets faced challenging conditions early in 2021, although the passage of a $1.9 trillion COVID-relief bill in the U.S. in March offered optimism for an eventual global economic recovery. The second quarter saw modestly brighter conditions, thanks partly to COVID-19 vaccination progress in many developed countries. The U.S. Federal Reserve and European Central Bank continued their aggressive intervention programs, which boosted liquidity, ensured access to capital at low rates for businesses and individuals, and helped maintain a stable market environment. Credit spreads rallied in the third quarter amid progress in fighting the pandemic and dovish global monetary policy. Then in the fourth quarter, the combination of the rise of the omicron variant of the coronavirus, as well as announcements by the U.S. Federal Reserve of accelerated plans to taper its bond-buying program and increased potential for interest-rate increases in 2022, led to higher bond yields.

Comments from Co-Portfolio Managers Michael Foggin, Andrew Lewis and Lisa Easterbrook:  For the year ending December 31, 2021, the fund returned -0.63%, outpacing, net of fees, the -0.95% result of the benchmark, the Bloomberg Global Aggregate Credit Index (Hedged). At year's end, we positioned more than 80% of the portfolio in corporate bonds and only about 5% of the portfolio in government bonds. Largely avoiding sovereign securities and bonds issued by government-related agencies notably helped the fund's relative performance for the year. Security selection among corporates, especially in market segments that recovered economically in 2021, like airlines, energy, hotels and retail, also aided the fund's relative return. Top-performing names included Aviva, Rolls Royce, Tullow Oil and Lagardère Group. Conversely, derivative positions held to guard against the potential for widening credit spreads detracted from the fund's performance versus the benchmark. Notably, these positions had added value during market volatility early in 2020. Positions in Bayer AG and Adler Group also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
United States of America*	27.1%
United Kingdom	19.2%
France	9.1%
Netherlands	8.9%
Luxembourg	6.7%
Ireland	5.0%
Germany	3.9%
Australia	3.6%
Switzerland	2.8%
Other	13.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2021
U.S. Government and U.S. Government Agency Obligations	0.2%
AAA	1.0%
A	3.5%
Not Rated	9.3%
BBB	51.7%
BB and Below	27.6%
Short-Term Investments and Net Other Assets	6.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*,**
Corporate Bonds	68.8%
Foreign Government and Government Agency Obligations	1.0%
U.S. Government and Government Agency Obligations	0.2%
Preferred Securities	23.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

 * Futures and Swaps - 9.7%

 ** Foreign Currency Contracts - (51.4)%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 68.8%
		Principal Amount(a)	Value
Argentina - 0.2%
YPF SA 4% 2/12/26 (b)(c)		$291,440	$230,238
Australia - 2.6%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	170,988
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	797,003
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	700,000	906,999
6.75% 12/2/44 (Reg. S) (d)		1,475,000	1,629,875

TOTAL AUSTRALIA			3,504,865

Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	338,317
Bailiwick of Jersey - 1.4%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,400,000	1,875,391
Canada - 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		78,000	80,569
Cenovus Energy, Inc.:
2.65% 1/15/32		48,000	46,962
4.25% 4/15/27		864,000	941,752

TOTAL CANADA			1,069,283

Cayman Islands - 1.3%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	193,230
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		545,000	577,534
4.375% 5/1/26 (c)		37,000	39,629
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	650,000	869,171

TOTAL CAYMAN ISLANDS			1,679,564

Denmark - 0.5%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (d)	GBP	490,000	665,826
France - 5.6%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	500,000	569,990
ARGAN SA 1.011% 11/17/26 (Reg. S)	EUR	400,000	454,198
BNP Paribas SA 2.159% 9/15/29 (c)(d)		243,000	238,221
BPCE SA 1.5% 1/13/42 (Reg. S) (d)	EUR	800,000	903,596
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	400,000	547,527
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	333,947
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,916,096
1.5% 10/14/24 (Reg. S)	EUR	200,000	228,039
1.875% 2/11/28 (Reg. S)	EUR	200,000	216,315
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	1,000,000	1,176,681
Societe Generale 4.75% 11/24/25 (c)		400,000	434,500
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	443,602

TOTAL FRANCE			7,462,712

Germany - 1.6%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	550,000	516,118
Bayer AG 3.75% 7/1/74 (Reg. S) (d)	EUR	550,000	648,874
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	500,000	555,730
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	341,174

TOTAL GERMANY			2,061,896

Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	300,000	330,081
Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	300,000	336,050
Ireland - 4.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/30/32		150,000	152,816
6.5% 7/15/25		150,000	171,411
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	800,000	927,034
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	800,000	900,262
2.029% 9/30/27 (c)(d)		1,000,000	982,066
2.375% 10/14/29 (Reg. S) (d)	EUR	500,000	585,931
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		1,445,000	1,532,232
GE Capital International Funding Co. 4.418% 11/15/35		217,000	258,959
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (d)		650,000	648,863

TOTAL IRELAND			6,159,574

Italy - 2.1%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	200,000	234,204
1.75% 7/30/31 (Reg. S)	EUR	200,000	232,331
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	690,000	855,284
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	700,000	812,526
5.861% 6/19/32 (c)(d)		600,000	658,196

TOTAL ITALY			2,792,541

Luxembourg - 3.4%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,200,000	2,097,686
2.25% 4/27/27 (Reg. S)	EUR	200,000	190,699
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	700,000	777,517
1.75% 3/12/29 (Reg. S)	EUR	400,000	462,649
2.625% 10/20/28 (Reg. S)	GBP	250,000	339,730
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	550,000	614,347

TOTAL LUXEMBOURG			4,482,628

Mexico - 1.8%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	217,163
Petroleos Mexicanos 6.5% 3/13/27		2,075,000	2,205,995

TOTAL MEXICO			2,423,158

Netherlands - 3.1%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		649,000	729,314
5.75% 8/15/50 (Reg. S) (d)		1,250,000	1,378,125
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	330,594
JDE Peet's BV 2.25% 9/24/31 (c)		162,000	155,863
Technip Energies NV 1.125% 5/28/28	EUR	600,000	684,694
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	500,000	567,735
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	228,725

TOTAL NETHERLANDS			4,075,050

Portugal - 0.3%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (f)(g)	EUR	200,000	33,017
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	300,000	365,390

TOTAL PORTUGAL			398,407

Spain - 0.7%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	991,380
Sweden - 0.9%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	500,000	593,466
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	567,827

TOTAL SWEDEN			1,161,293

Switzerland - 1.0%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (d)	GBP	500,000	667,472
4.194% 4/1/31 (c)(d)		250,000	275,710
4.282% 1/9/28 (c)		323,000	350,618

TOTAL SWITZERLAND			1,293,800

United Kingdom - 15.6%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	234,673
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,639,136
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,382,059
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,380,000	1,956,845
John Lewis PLC 6.125% 1/21/25	GBP	986,000	1,466,939
Lloyds Banking Group PLC 1.985% 12/15/31 (d)	GBP	400,000	532,408
M&G PLC:
5.625% 10/20/51 (Reg. S) (d)	GBP	100,000	156,131
6.5% 10/20/48 (Reg. S) (d)		550,000	642,253
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	500,000	690,263
4.5% 7/10/27 (Reg. S)	GBP	250,000	349,868
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (d)	GBP	700,000	931,342
3.622% 8/14/30 (Reg. S) (d)	GBP	200,000	281,668
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	1,050,000	1,207,379
Prudential PLC 2.95% 11/3/33 (Reg. S) (d)		1,500,000	1,483,920
Rolls-Royce PLC 3.375% 6/18/26	GBP	590,000	799,593
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,500,000	2,537,215
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	450,000	586,214
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	300,000	419,282
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	239,446
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	584,452
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (d)	GBP	200,000	285,599
6.25% 10/3/78 (Reg. S) (d)		650,000	694,870
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	335,400
3.375% 10/16/25 (Reg. S)	GBP	850,000	1,191,232

TOTAL UNITED KINGDOM			20,628,187

United States of America - 20.5%
Air Lease Corp.:
2.875% 1/15/26		390,000	402,262
3.125% 12/1/30		275,000	280,602
American Airlines, Inc. 3.75% 4/15/27		145,455	139,354
Ares Capital Corp.:
2.15% 7/15/26		300,000	295,907
3.25% 7/15/25		375,000	387,291
4.25% 3/1/25		650,000	687,904
BAT Capital Corp. 3.557% 8/15/27		1,550,000	1,625,641
Broadcom, Inc.:
1.95% 2/15/28 (c)		28,000	27,682
2.45% 2/15/31 (c)		274,000	268,661
2.6% 2/15/33 (c)		243,000	236,900
Centene Corp.:
4.25% 12/15/27		570,000	594,225
4.625% 12/15/29		405,000	436,776
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		500,000	547,570
Cleco Corporate Holdings LLC 3.375% 9/15/29		1,000,000	1,017,034
DCP Midstream Operating LP 5.375% 7/15/25		900,000	983,250
Dell International LLC/EMC Corp. 5.3% 10/1/29		275,000	322,353
Elanco Animal Health, Inc. 5.9% 8/28/28 (d)		350,000	406,000
Energy Transfer LP 4% 10/1/27		900,000	966,346
Equitable Holdings, Inc. 4.35% 4/20/28		800,000	896,811
HCA Holdings, Inc. 4.5% 2/15/27		500,000	550,803
Hess Corp. 4.3% 4/1/27		950,000	1,034,599
Hudson Pacific Properties LP 3.95% 11/1/27		700,000	749,932
JPMorgan Chase & Co. 2.956% 5/13/31 (d)		63,000	65,229
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		500,000	516,225
Michael Kors U.S.A., Inc. 4.5% 11/1/24 (c)		212,000	222,600
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	250,000	337,137
3.5% 3/15/31		385,000	389,331
NextEra Energy Partners LP 4.25% 9/15/24 (c)		50,000	51,750
Omega Healthcare Investors, Inc. 4.75% 1/15/28		900,000	992,969
Phillips 66 Partners LP 3.15% 12/15/29		500,000	518,356
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	872,552
Puget Energy, Inc. 4.1% 6/15/30		750,000	810,710
Realty Income Corp. 2.85% 12/15/32		15,000	15,565
Sabra Health Care LP 3.2% 12/1/31		135,000	131,927
SITE Centers Corp.:
3.625% 2/1/25		500,000	523,434
4.7% 6/1/27		550,000	607,857
Southern Co. 1.875% 9/15/81 (d)	EUR	1,100,000	1,216,345
Store Capital Corp. 2.75% 11/18/30		31,000	30,742
T-Mobile U.S.A., Inc. 2.4% 3/15/29 (c)		115,000	116,113
The AES Corp. 2.45% 1/15/31		715,000	696,628
The Boeing Co.:
5.04% 5/1/27		650,000	731,897
5.15% 5/1/30		450,000	524,295
The Walt Disney Co. 4.7% 3/23/50		150,000	197,893
Time Warner Cable LLC 5.875% 11/15/40		400,000	499,165
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	727,188
Universal Health Services, Inc. 2.65% 10/15/30 (c)		1,000,000	991,904
Verizon Communications, Inc. 3.7% 3/22/61		250,000	271,054
Vontier Corp. 2.4% 4/1/28 (c)		1,000,000	966,100
Vornado Realty LP 3.4% 6/1/31		114,000	116,585
Western Gas Partners LP 5.3% 2/1/30		376,000	413,239
Zions Bancorp NA 3.25% 10/29/29		750,000	775,377

TOTAL UNITED STATES OF AMERICA			27,188,070

TOTAL NONCONVERTIBLE BONDS
(Cost $92,432,780)			91,148,311

U.S. Government and Government Agency Obligations - 0.2%
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds:
2.5% 2/15/45 (h)		$13,000	$14,296
3.125% 11/15/41 (h)		160,000	192,269
			206,565
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $223,735)			206,565

Foreign Government and Government Agency Obligations - 1.0%
Germany - 1.0%
German Federal Republic 0% 5/15/35 (Reg. S) (Cost $1,514,726)(h)	EUR	$1,210,000	$1,381,572

Preferred Securities - 23.2%
Australia - 0.9%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		600,000	633,890
5.875% (c)(d)(e)		505,000	549,498

TOTAL AUSTRALIA			1,183,388

Canada - 0.5%
Bank of Nova Scotia:
4.65% (d)(e)		450,000	450,606
4.9% (d)(e)		250,000	268,775

TOTAL CANADA			719,381

Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (d)(e)	EUR	220,000	258,527
France - 3.4%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		450,000	492,218
Danone SA 1.75% (Reg. S) (d)(e)	EUR	600,000	699,122
EDF SA 5.25% (Reg. S) (d)(e)		1,950,000	2,051,898
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	219,356
Veolia Environnement SA 2% (Reg. S) (d)(e)	EUR	900,000	1,021,243

TOTAL FRANCE			4,483,837

Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,500,000	1,730,798
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	567,549
Italy - 0.3%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	300,000	353,437
Luxembourg - 3.3%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,600,000	1,881,662
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	850,000	933,387
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,400,000	1,557,744

TOTAL LUXEMBOURG			4,372,793

Netherlands - 5.8%
AerCap Holdings NV 5.875% 10/10/79 (d)		650,000	681,353
AT Securities BV 5.25% (Reg. S) (d)(e)		500,000	527,976
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (d)(e)(i)	EUR	341,400	534,165
Telefonica Europe BV:
2.625% (Reg. S) (d)(e)	EUR	600,000	706,127
3.875% (Reg. S) (d)(e)	EUR	500,000	608,397
Volkswagen International Finance NV:
3.375% (Reg. S) (d)(e)	EUR	200,000	243,742
3.875% (Reg. S) (d)(e)	EUR	1,100,000	1,385,438
4.625% (Reg. S) (d)(e)	EUR	2,250,000	2,954,470

TOTAL NETHERLANDS			7,641,668

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	483,880
Sweden - 1.3%
Heimstaden Bostad AB:
3.248% (Reg. S) (d)(e)	EUR	900,000	1,054,644
3.625% (Reg. S) (d)(e)	EUR	150,000	170,723
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	450,000	510,987

TOTAL SWEDEN			1,736,354

Switzerland - 1.8%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		2,000,000	2,167,830
UBS Group AG 7% (Reg. S) (d)(e)		200,000	234,572

TOTAL SWITZERLAND			2,402,402

United Kingdom - 3.6%
Barclays PLC:
5.875% (Reg. S) (d)(e)	GBP	250,000	356,656
7.125% (d)(e)	GBP	200,000	298,679
British American Tobacco PLC 3% (Reg. S) (d)(e)	EUR	2,100,000	2,345,020
HSBC Holdings PLC 6.375% (d)(e)		900,000	986,092
National Express Group PLC 4.25% (Reg. S) (d)(e)	GBP	200,000	285,277
SSE PLC 3.74% (Reg. S) (d)(e)	GBP	400,000	568,814

TOTAL UNITED KINGDOM			4,840,538

TOTAL PREFERRED SECURITIES
(Cost $31,148,470)			30,774,552
		Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund 0.08% (j)
(Cost $6,830,253)		6,828,887	6,830,253

Purchased Swaptions - 0.1%(k)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	2/16/22	EUR 16,550,000	$74,138
TOTAL PURCHASED SWAPTIONS
(Cost $153,113)			74,138
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $132,303,077)			130,415,391
NET OTHER ASSETS (LIABILITIES) - 1.6%			2,073,830
NET ASSETS - 100%			$132,489,221

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	5	March 2022	$506,256	$(1,355)	$(1,355)
Eurex Euro-Bund Contracts (Germany)	19	March 2022	3,706,990	(50,281)	(50,281)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	9	March 2022	2,118,361	(95,953)	(95,953)
TME 10 Year Canadian Note Contracts (Canada)	25	March 2022	2,818,688	68,221	68,221
TOTAL BOND INDEX CONTRACTS					(79,368)
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	55	March 2022	8,824,063	51,757	51,757
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	20	March 2022	2,928,750	22,629	22,629
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	79	March 2022	15,572,875	210,780	210,780
TOTAL TREASURY CONTRACTS					285,166

TOTAL PURCHASED					205,798

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	62	March 2022	9,405,012	55,131	55,131
ICE Long Gilt Contracts (United Kingdom)	28	March 2022	4,733,635	14,241	14,241
TOTAL BOND INDEX CONTRACTS					69,372
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	9	March 2022	1,088,789	(110)	(110)

TOTAL SOLD					69,262

TOTAL FUTURES CONTRACTS					$275,060

The notional amount of futures purchased as a percentage of Net Assets is 27.5%

The notional amount of futures sold as a percentage of Net Assets is 11.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $45,931,754.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	2,770,000	USD	3,212,972	Citibank NA	1/13/22	$(58,740)
EUR	99,000	USD	114,521	Goldman Sachs Bank USA	1/13/22	(1,789)
EUR	210,000	USD	238,309	JPMorgan Chase Bank, N.A.	1/13/22	821
EUR	96,000	USD	108,405	JPMorgan Chase Bank, N.A.	1/13/22	911
EUR	83,000	USD	94,415	JPMorgan Chase Bank, N.A.	1/13/22	98
EUR	172,000	USD	199,753	State Street Bank And Trust Co	1/13/22	(3,894)
EUR	153,000	USD	177,622	State Street Bank And Trust Co	1/13/22	(3,399)
EUR	72,000	USD	81,660	State Street Bank And Trust Co	1/13/22	327
EUR	107,000	USD	120,716	State Street Bank And Trust Co	1/13/22	1,127
EUR	505,000	USD	569,820	State Street Bank And Trust Co	1/13/22	5,229
GBP	11,000	USD	14,786	BNP Paribas	1/13/22	103
GBP	56,000	USD	74,710	BNP Paribas	1/13/22	1,087
GBP	107,000	USD	146,678	JPMorgan Chase Bank, N.A.	1/13/22	(1,852)
GBP	1,006,000	USD	1,339,697	JPMorgan Chase Bank, N.A.	1/13/22	21,945
GBP	45,000	USD	60,919	JPMorgan Chase Bank, N.A.	1/13/22	(11)
GBP	69,000	USD	94,315	Royal Bank Of Canada	1/13/22	(922)
GBP	351,000	USD	470,130	State Street Bank And Trust Co	1/13/22	4,956
USD	22,495	AUD	30,000	BNP Paribas	1/13/22	668
USD	36,314	CAD	45,000	Royal Bank Of Canada	1/13/22	740
USD	13,604	EUR	12,000	BNP Paribas	1/13/22	(61)
USD	38,270,064	EUR	32,957,000	Citibank NA	1/13/22	741,529
USD	73,363	EUR	65,000	Goldman Sachs Bank USA	1/13/22	(653)
USD	155,141	EUR	137,000	JPMorgan Chase Bank, N.A.	1/13/22	(862)
USD	139,002	EUR	123,000	JPMorgan Chase Bank, N.A.	1/13/22	(1,060)
USD	84,963	EUR	75,000	JPMorgan Chase Bank, N.A.	1/13/22	(440)
USD	490,149	EUR	437,000	Royal Bank Of Canada	1/13/22	(7,468)
USD	1,340,821	EUR	1,162,000	State Street Bank And Trust Co	1/13/22	17,638
USD	760,695	EUR	666,000	State Street Bank And Trust Co	1/13/22	2,313
USD	20,388,203	GBP	14,807,000	BNP Paribas	1/13/22	346,628
USD	151,823	GBP	112,000	BNP Paribas	1/13/22	229
USD	76,908	GBP	57,000	BNP Paribas	1/13/22	(242)
USD	290,895	GBP	220,000	BNP Paribas	1/13/22	(6,879)
USD	34,462	GBP	26,000	Brown Brothers Harriman & Co.	1/13/22	(730)
USD	148,298	GBP	108,000	Goldman Sachs Bank USA	1/13/22	2,118
USD	106,332	GBP	77,000	Goldman Sachs Bank USA	1/13/22	2,111
USD	356,151	GBP	269,000	Goldman Sachs Bank USA	1/13/22	(7,946)
USD	172,322	GBP	130,000	JPMorgan Chase Bank, N.A.	1/13/22	(3,636)
USD	47,901	GBP	36,000	Royal Bank Of Canada	1/13/22	(826)
USD	95,907	GBP	71,000	State Street Bank And Trust Co	1/13/22	(193)
USD	61,038	GBP	45,000	State Street Bank And Trust Co	1/13/22	129
USD	663,314	GBP	492,000	State Street Bank And Trust Co	1/13/22	(2,618)
USD	12,429,000	EUR	10,744,852	JPMorgan Chase Bank, N.A.	1/14/22	193,454
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$1,239,940
					Unrealized Appreciation	1,344,161
					Unrealized Depreciation	(104,221)

For the period, the average contract value for forward foreign currency contracts was $70,898,968. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	$(29,285)	$19,015	$(10,270)
BMW Finance NV	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,100,000	(34,761)	35,310	549
Daimler AG	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,100,000	(33,616)	28,763	(4,853)
Deutsche Bank AG	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,100,000	(15,600)	16,481	881
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(2,304)	1,553	(751)
Intesa Sanpaolo SpA	Dec. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,100,000	(23,019)	28,112	5,093
Shell International Finance BV	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,100,000	(41,536)	39,927	(1,609)
Volvo Treasury AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(4,475)	2,403	(2,072)

TOTAL CREDIT DEFAULT SWAPS						$(184,596)	$171,564	$(13,032)

For the period, the average monthly notional amount for swaps in the aggregate was $10,850,632.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,683,230 or 7.3% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Non-income producing - Security is in default.

 (g) Level 3 security

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,069,776.

 (i) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) For the period, the average monthly notional amount for purchased swaptions was $15,369,571.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$10,227,167	$69,513,286	$72,910,250	$4,149	$50	$--	$6,830,253	0.0%
Total	$10,227,167	$69,513,286	$72,910,250	$4,149	$50	$--	$6,830,253

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$91,148,311	$--	$91,115,294	$33,017
U.S. Government and Government Agency Obligations	206,565	--	206,565	--
Foreign Government and Government Agency Obligations	1,381,572	--	1,381,572	--
Preferred Securities	30,774,552	--	30,774,552	--
Money Market Funds	6,830,253	6,830,253	--	--
Purchased Swaptions	74,138	--	74,138	--
Total Investments in Securities:	$130,415,391	$6,830,253	$123,552,121	$33,017
Derivative Instruments:
Assets
Futures Contracts	$422,759	$422,759	$--	$--
Forward Foreign Currency Contracts	1,344,161	--	1,344,161	--
Total Assets	$1,766,920	$422,759	$1,344,161	$--
Liabilities
Futures Contracts	$(147,699)	$(147,699)	$--	$--
Forward Foreign Currency Contracts	(104,221)	--	(104,221)	--
Swaps	(184,596)	--	(184,596)	--
Total Liabilities	$(436,516)	$(147,699)	$(288,817)	$--
Total Derivative Instruments:	$1,330,404	$275,060	$1,055,344	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$74,138	$0
Swaps(b)	0	(184,596)
Total Credit Risk	74,138	(184,596)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	1,344,161	(104,221)
Total Foreign Exchange Risk	1,344,161	(104,221)
Interest Rate Risk
Futures Contracts(d)	422,759	(147,699)
Total Interest Rate Risk	422,759	(147,699)
Total Value of Derivatives	$1,841,058	$(436,516)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank NA	$741,529	$(218,013)	$--	$--	$523,516
BNP Paribas SA	422,853	(9,486)	--	--	413,367
JPMorgan Chase Bank, N.A.	217,229	(30,880)	--	--	186,349
State Street Bank And Trust Co	31,719	(10,104)	--	--	21,615
Goldman Sachs Bank USA	4,229	(10,388)	--	--	(6,159)
Royal Bank Of Canada	740	(9,216)	--	--	(8,476)
Brown Brothers Harriman & Co.	--	(730)	--	--	(730)
Exchange Traded Futures	422,759	(147,699)	--	--	275,060
Total	$1,841,058	$(436,516)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $125,472,824)	$123,585,138
Fidelity Central Funds (cost $6,830,253)	6,830,253
Total Investment in Securities (cost $132,303,077)		$130,415,391
Foreign currency held at value (cost $457,128)		461,304
Receivable for investments sold		2
Unrealized appreciation on forward foreign currency contracts		1,344,161
Receivable for fund shares sold		187,531
Interest receivable		1,015,282
Distributions receivable from Fidelity Central Funds		529
Receivable for daily variation margin on futures contracts		138,233
Receivable for daily variation margin on centrally cleared OTC swaps		569
Prepaid expenses		125
Receivable from investment adviser for expense reductions		23,414
Total assets		133,586,541
Liabilities
Unrealized depreciation on forward foreign currency contracts	$104,221
Payable for fund shares redeemed	637,301
Bi-lateral OTC swaps, at value	184,596
Accrued management fee	60,994
Distribution and service plan fees payable	3,388
Other affiliated payables	18,619
Other payables and accrued expenses	88,201
Total liabilities		1,097,320
Net Assets		$132,489,221
Net Assets consist of:
Paid in capital		$132,524,664
Total accumulated earnings (loss)		(35,443)
Net Assets		$132,489,221
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,643,089 ÷ 580,684 shares)(a)		$9.72
Maximum offering price per share (100/96.00 of $9.72)		$10.13
Class M:
Net Asset Value and redemption price per share ($1,982,632 ÷ 204,012 shares)(a)		$9.72
Maximum offering price per share (100/96.00 of $9.72)		$10.13
Class C:
Net Asset Value and offering price per share ($2,125,626 ÷ 218,641 shares)(a)		$9.72
Global Credit:
Net Asset Value, offering price and redemption price per share ($65,990,299 ÷ 6,786,761 shares)		$9.72
Class I:
Net Asset Value, offering price and redemption price per share ($8,005,098 ÷ 823,546 shares)		$9.72
Class Z:
Net Asset Value, offering price and redemption price per share ($48,742,477 ÷ 5,000,928 shares)		$9.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$980,805
Interest		2,372,553
Income from Fidelity Central Funds		4,149
Income before foreign taxes withheld		3,357,507
Less foreign taxes withheld		(13,327)
Total income		3,344,180
Expenses
Management fee	$703,789
Transfer agent fees	151,361
Distribution and service plan fees	39,448
Accounting fees and expenses	66,636
Custodian fees and expenses	10,874
Independent trustees' fees and expenses	378
Registration fees	94,275
Audit	104,069
Legal	2,248
Miscellaneous	580
Total expenses before reductions	1,173,658
Expense reductions	(208,575)
Total expenses after reductions		965,083
Net investment income (loss)		2,379,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,973,578
Fidelity Central Funds	50
Forward foreign currency contracts	2,693,336
Foreign currency transactions	43,750
Futures contracts	(1,213,248)
Swaps	(66,731)
Total net realized gain (loss)		3,430,735
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,430,433)
Forward foreign currency contracts	1,455,847
Assets and liabilities in foreign currencies	(42,361)
Futures contracts	344,424
Swaps	2,613
Total change in net unrealized appreciation (depreciation)		(6,669,910)
Net gain (loss)		(3,239,175)
Net increase (decrease) in net assets resulting from operations		$(860,078)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,379,097	$2,237,628
Net realized gain (loss)	3,430,735	(928,529)
Change in net unrealized appreciation (depreciation)	(6,669,910)	5,075,867
Net increase (decrease) in net assets resulting from operations	(860,078)	6,384,966
Distributions to shareholders	(3,187,421)	(3,900,997)
Share transactions - net increase (decrease)	17,880,387	38,330,066
Total increase (decrease) in net assets	13,832,888	40,814,035
Net Assets
Beginning of period	118,656,333	77,842,298
End of period	$132,489,221	$118,656,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.61	$8.70	$9.19	$8.61
Income from Investment Operations
Net investment income (loss)A	.159	.210	.214	.214	.141
Net realized and unrealized gain (loss)	(.236)	.547	1.031	(.493)	.596
Total from investment operations	(.077)	.757	1.245	(.279)	.737
Distributions from net investment income	(.133)B	(.255)B	(.224)B	(.178)	–
Distributions from net realized gain	(.090)B	(.092)B	(.102)B	–	–
Tax return of capital	–	–	(.009)	(.033)	(.157)
Total distributions	(.223)	(.347)	(.335)	(.211)	(.157)
Net asset value, end of period	$9.72	$10.02	$9.61	$8.70	$9.19
Total ReturnC,D	(.76)%	8.00%	14.37%	(3.05)%	8.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.20%	1.27%	1.49%	1.50%	1.63%
Expenses net of fee waivers, if any	.99%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.61%	2.14%	2.28%	2.40%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$5,643	$4,643	$4,739	$3,830	$4,320
Portfolio turnover rateG	57%	59%	85%	83%	150%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.60	$8.70	$9.19	$8.61
Income from Investment Operations
Net investment income (loss)A	.159	.210	.214	.214	.141
Net realized and unrealized gain (loss)	(.237)	.556	1.021	(.494)	.596
Total from investment operations	(.078)	.766	1.235	(.280)	.737
Distributions from net investment income	(.132)B	(.254)B	(.224)B	(.177)	–
Distributions from net realized gain	(.090)B	(.092)B	(.102)B	–	–
Tax return of capital	–	–	(.009)	(.033)	(.157)
Total distributions	(.222)	(.346)	(.335)	(.210)	(.157)
Net asset value, end of period	$9.72	$10.02	$9.60	$8.70	$9.19
Total ReturnC,D	(.77)%	8.10%	14.25%	(3.06)%	8.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.27%	1.35%	1.57%	1.58%	1.70%
Expenses net of fee waivers, if any	.99%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.61%	2.14%	2.28%	2.40%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$1,983	$2,062	$1,939	$1,757	$2,150
Portfolio turnover rateG	57%	59%	85%	83%	150%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.61	$8.70	$9.17	$8.60
Income from Investment Operations
Net investment income (loss)A	.085	.136	.143	.147	.073
Net realized and unrealized gain (loss)	(.246)	.561	1.027	(.489)	.589
Total from investment operations	(.161)	.697	1.170	(.342)	.662
Distributions from net investment income	(.075)B	(.185)B	(.150)B	(.108)	–
Distributions from net realized gain	(.074)B	(.092)B	(.102)B	–	–
Tax return of capital	–	–	(.007)	(.020)	(.092)
Total distributions	(.149)	(.277)	(.260)C	(.128)	(.092)
Net asset value, end of period	$9.72	$10.03	$9.61	$8.70	$9.17
Total ReturnD,E	(1.60)%	7.33%	13.47%	(3.74)%	7.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.02%	2.10%	2.33%	2.31%	2.44%
Expenses net of fee waivers, if any	1.74%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.74%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	.86%	1.39%	1.53%	1.65%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$2,126	$2,398	$2,090	$2,290	$2,552
Portfolio turnover rateH	57%	59%	85%	83%	150%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.61	$8.70	$9.19	$8.61
Income from Investment Operations
Net investment income (loss)A	.183	.234	.238	.237	.164
Net realized and unrealized gain (loss)	(.247)	.556	1.030	(.495)	.598
Total from investment operations	(.064)	.790	1.268	(.258)	.762
Distributions from net investment income	(.156)B	(.278)B	(.246)B	(.196)	–
Distributions from net realized gain	(.090)B	(.092)B	(.102)B	–	–
Tax return of capital	–	–	(.010)	(.036)	(.182)
Total distributions	(.246)	(.370)	(.358)	(.232)	(.182)
Net asset value, end of period	$9.72	$10.03	$9.61	$8.70	$9.19
Total ReturnC	(.63)%	8.36%	14.64%	(2.82)%	8.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.90%	.95%	1.10%	1.18%	1.30%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.86%	2.39%	2.53%	2.65%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$65,990	$96,584	$61,759	$30,263	$32,493
Portfolio turnover rateF	57%	59%	85%	83%	150%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.61	$8.70	$9.19	$8.61
Income from Investment Operations
Net investment income (loss)A	.184	.234	.239	.237	.163
Net realized and unrealized gain (loss)	(.238)	.546	1.029	(.495)	.599
Total from investment operations	(.054)	.780	1.268	(.258)	.762
Distributions from net investment income	(.156)B	(.278)B	(.246)B	(.196)	–
Distributions from net realized gain	(.090)B	(.092)B	(.102)B	–	–
Tax return of capital	–	–	(.010)	(.036)	(.182)
Total distributions	(.246)	(.370)	(.358)	(.232)	(.182)
Net asset value, end of period	$9.72	$10.02	$9.61	$8.70	$9.19
Total ReturnC	(.53)%	8.25%	14.64%	(2.82)%	8.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.97%	1.03%	1.14%	1.30%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.86%	2.39%	2.53%	2.65%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$8,005	$9,952	$4,309	$1,265	$1,333
Portfolio turnover rateF	57%	59%	85%	83%	150%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.61	$8.70	$8.92
Income from Investment Operations
Net investment income (loss)B	.191	.244	.247	.065
Net realized and unrealized gain (loss)	(.235)	.556	1.021	(.164)
Total from investment operations	(.044)	.800	1.268	(.099)
Distributions from net investment income	(.156)C	(.278)C	(.246)C	(.102)
Distributions from net realized gain	(.090)C	(.092)C	(.102)C	–
Tax return of capital	–	–	(.010)	(.019)
Total distributions	(.246)	(.370)	(.358)	(.121)
Net asset value, end of period	$9.75	$10.04	$9.61	$8.70
Total ReturnD,E	(.42)%	8.46%	14.64%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.91%	1.05%	.95%H
Expenses net of fee waivers, if any	.64%	.66%	.66%	.66%H
Expenses net of all reductions	.64%	.66%	.66%	.66%H
Net investment income (loss)	1.96%	2.48%	2.61%	2.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$48,742	$3,017	$3,004	$100
Portfolio turnover rateI	57%	59%	85%	83%

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency contracts, market discount, losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,280,761
Gross unrealized depreciation	(5,983,002)
Net unrealized appreciation (depreciation)	$(702,241)
Tax Cost	$132,089,629

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$677,019
Net unrealized appreciation (depreciation) on securities and other investments	$(712,460)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$2,308,322	$ 3,190,192
Long-term Capital Gains	879,099	710,805
Total	$3,187,421	$ 3,900,997

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempt to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(580,472)	$(60,805)
Swaps	(66,731)	2,613
Total Credit Risk	(647,203)	(58,192)
Foreign Exchange Risk
Forward Foreign Currency Contracts	2,693,336	1,455,847
Total Foreign Exchange Risk	2,693,336	1,455,847
Interest Rate Risk
Futures Contracts	(1,213,248)	344,424
Total Interest Rate Risk	(1,213,248)	344,424
Totals	$832,885	$1,742,079

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Credit Fund	90,828,652	68,170,836

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,727	$1,642
Class M	-%	.25%	5,026	1,773
Class C	.75%	.25%	22,695	7,499
			$39,448	$10,914

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$822
Class M	84
Class C(a)	47
$953

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,523.18
Class M	5,084.25
Class C	5,736.25
Global Credit	104,658.12
Class I	14,333.15
Class Z	13,027.05
	$151,361

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Credit Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Credit Fund	$223

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%/.95%(a)	$9,793
Class M	1.00%/.95%(a)	5,624
Class C	1.75%/1.70%(a)	6,375
Global Credit	.75%/.70%(a)	132,549
Class I	.75%/.70%(a)	16,924
Class Z	.66%/.61%(a)	36,076
		$207,341

 (a) Expense limitation effective October 1, 2021.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $93 .

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,141.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Global Credit Fund
Distributions to shareholders
Class A	$112,052	$160,429
Class M	45,256	69,153
Class C	34,054	64,019
Global Credit	2,003,204	3,195,290
Class I	228,891	317,963
Class Z	763,964	94,143
Total	$3,187,421	$3,900,997

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Global Credit Fund
Class A
Shares sold	216,574	140,159	$2,128,054	$1,381,086
Reinvestment of distributions	11,297	16,130	110,222	157,956
Shares redeemed	(110,423)	(186,415)	(1,084,884)	(1,811,822)
Net increase (decrease)	117,448	(30,126)	$1,153,392	$(272,780)
Class M
Shares sold	24,167	14,212	$238,385	$135,264
Reinvestment of distributions	4,584	6,986	44,733	68,516
Shares redeemed	(30,514)	(17,359)	(299,479)	(161,259)
Net increase (decrease)	(1,763)	3,839	$(16,361)	$42,521
Class C
Shares sold	41,414	37,062	$408,890	$366,121
Reinvestment of distributions	3,450	6,446	33,673	63,405
Shares redeemed	(65,351)	(21,831)	(639,291)	(213,184)
Net increase (decrease)	(20,487)	21,677	$(196,728)	$216,342
Global Credit
Shares sold	3,724,331	6,812,945	$36,783,520	$66,891,182
Reinvestment of distributions	195,835	314,561	1,913,077	3,096,174
Shares redeemed	(6,765,365)	(3,922,900)	(66,998,508)	(37,153,274)
Net increase (decrease)	(2,845,199)	3,204,606	$(28,301,911)	$32,834,082
Class I
Shares sold	595,832	878,150	$5,862,686	$8,653,237
Reinvestment of distributions	23,137	31,941	225,915	314,824
Shares redeemed	(788,231)	(365,862)	(7,719,869)	(3,489,578)
Net increase (decrease)	(169,262)	544,229	$(1,631,268)	$5,478,483
Class Z
Shares sold	4,927,645	263,485	$49,117,843	$2,548,551
Reinvestment of distributions	68,675	9,297	672,208	91,594
Shares redeemed	(295,771)	(284,907)	(2,916,788)	(2,608,727)
Net increase (decrease)	4,700,549	(12,125)	$46,873,263	$31,418

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity Global Credit Fund	23%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Global Credit Fund
Class A	.98%
Actual		$1,000.00	$999.70	$4.94
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class M	.98%
Actual		$1,000.00	$999.60	$4.94
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class C	1.73%
Actual		$1,000.00	$994.90	$8.70
Hypothetical-C		$1,000.00	$1,016.48	$8.79
Global Credit	.73%
Actual		$1,000.00	$1,000.40	$3.68
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class I	.73%
Actual		$1,000.00	$1,000.40	$3.68
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class Z	.64%
Actual		$1,000.00	$1,001.40	$3.23
Hypothetical-C		$1,000.00	$1,021.98	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Credit Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Global Credit Fund
Class A	02/14/22	02/11/22	$0.051
Class M	02/14/22	02/11/22	$0.051
Class C	02/14/22	02/11/22	$0.051
Fidelity Global Credit Fund	02/14/22	02/11/22	$0.051
Class I	02/14/22	02/11/22	$0.051
Class Z	02/14/22	02/11/22	$0.051

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,309,168, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $747,274 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 91.12% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $2,696,096 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above to the median of its ASPG for 2020. The Board noted that Fidelity's believes the management fee for this fund is reasonable.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked above the similar sales load structure group competitive median and above the ASPG competitive median for 2020. The Board noted that the total expense ratio of the retail class was above the competitive median primarily as a result of high fixed other expenses due to lower asset levels.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, 0.66%, and 0.75% through April 30, 2022. The Board considered that, at the September 2021 meeting, FMR proposed, and the Board approved, a reduction to the contractual expense for each class by five basis points effective October 1, 2021, and that had the lower cap been in effect in 2020 the total expense ratio of the retail class of the fund would have been below the ASPG competitive median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GLB-ANN-0322
1.939061.109

Fidelity Advisor® Multi-Asset Income Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	12.70%	10.53%	10.05%
Class M (incl. 4.00% sales charge)	12.87%	10.56%	10.07%
Class C (incl. contingent deferred sales charge)	15.50%	10.60%	9.93%
Fidelity® Multi-Asset Income Fund	17.80%	11.73%	11.05%
Class I	17.70%	11.72%	11.04%
Class Z	17.87%	11.79%	11.10%

 A From September 9, 2015

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Multi-Asset Income Fund shares took place on March 28, 2018. Returns prior to March 28, 2018 are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$18,304	Fidelity Advisor® Multi-Asset Income Fund - Class A
$12,218	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These factors helped the index gain 11.84% through April. Investors also gained optimism by the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors, including inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, the fast-spreading delta variant of the coronavirus, and the Fed’s signal that it could soon begin to taper its pandemic-era bond purchases. In the fourth quarter, the index gained 11.03%, driven by strong earnings growth amid an ongoing mid-cycle economic expansion, despite the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. Turning to fixed income, U.S. taxable investment-grade bonds posted a decline for the 12 months, hampered by higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -1.54%. Outside the index, U.S. corporate high-yield bonds gained roughly 5% and Treasury Inflation-Protected Securities rose 6%.

Comments from Lead Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 17% to 18%, topping the 12.80% advance of the Composite index, a 50/50 blend of the S&P 500® index and Bloomberg U.S. Aggregate Bond Index. Versus the Composite index, a sizable underweighting in investment-grade bonds contributed most in 2021, followed by security selection among convertible securities. Top individual relative contributors included timely ownership of equity-sensitive convertible bonds issued by software & services company MicroStrategy (+32%) and electric car maker Tesla (+66%), along with equity stakes in Canada-based gaming company Score Media and Gaming (+212%) and wood pellet company Enviva (+72%). All were non-Composite positions. MicroStrategy, Score Media and Tesla were not held at period end. Conversely, a sizable overweighting in high-yield bonds hampered the fund’s relative result, more than offsetting a relative contribution from security selection within the asset class. Overweightings in bank loans and emerging-markets debt also hurt our relative result. In terms of individual securities, underexposure to the stock of software leader Microsoft (+52%) and overweightings in two long-term U.S. Treasuries were the biggest detractors versus the Composite index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	16.3
Babcock & Wilcox Enterprises Inc.	2.3
Albertsons Companies LLC/Safeway Inc./New Albertson's, Inc./Albertson's LLC	1.7
Exxon Mobil Corp.	1.3
IBM Corp.	1.3
22.9

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Consumer Discretionary	13.2
Energy	11.0
Industrials	10.0
Information Technology	7.9
Financials	7.9

Quality Diversification (% of fund's net assets)

As of December 31, 2021
U.S. Government and U.S. Government Agency Obligations	16.3%
BBB	0.6%
BB	7.2%
B	11.0%
CCC,CC,C	4.1%
Not Rated	3.5%
Equities	55.8%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Preferred Securities	0.6%
Corporate Bonds	19.0%
U.S. Government and U.S. Government Agency Obligations	16.3%
Bank Loan Obligations	6.8%
Stocks	55.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 18.1%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 19.0%
	Principal Amount	Value
Convertible Bonds - 3.3%
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.4%
Patrick Industries, Inc. 1% 2/1/23	$6,091,000	$6,753,396
Automobiles - 1.1%
Ford Motor Co. 0% 3/15/26 (a)	6,454,000	8,878,284
Tesla, Inc. 2% 5/15/24	687,000	11,690,198
		20,568,482
TOTAL CONSUMER DISCRETIONARY		27,321,878
ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Antero Resources Corp. 4.25% 9/1/26	1,931,000	7,951,086
EQT Corp. 1.75% 5/1/26	5,486,000	9,142,419
Pioneer Natural Resources Co. 0.25% 5/15/25	4,595,000	8,187,716
		25,281,221
INDUSTRIALS - 0.5%
Professional Services - 0.5%
KBR, Inc. 2.5% 11/1/23	4,896,000	9,310,138

TOTAL CONVERTIBLE BONDS		61,913,237

Nonconvertible Bonds - 15.7%
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.7%
Altice France SA 5.125% 7/15/29 (a)	11,750,000	11,461,538
Frontier Communications Holdings LLC 6% 1/15/30 (a)	1,500,000	1,507,500
Windstream Escrow LLC 7.75% 8/15/28 (a)	245,000	259,813
		13,228,851
Media - 0.6%
Gannett Holdings LLC 6% 11/1/26 (a)	11,335,000	11,575,869
TOTAL COMMUNICATION SERVICES		24,804,720
CONSUMER DISCRETIONARY - 3.4%
Automobiles - 1.0%
Aston Martin Capital Holdings Ltd. 10.5% 11/30/25 (a)	3,605,000	3,965,500
Ford Motor Co.:
5.291% 12/8/46	7,795,000	9,161,074
7.4% 11/1/46	575,000	792,112
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 6.625% 10/15/26 (a)(b)(c)(d)	5,000,000	5,212,500
		19,131,186
Distributors - 0.1%
BCPE Empire Holdings, Inc. 7.625% 5/1/27 (a)	900,000	918,963
Ritchie Bros. Holdings, Inc. 4.75% 12/15/31 (a)	800,000	835,000
		1,753,963
Diversified Consumer Services - 0.4%
Sotheby's 7.375% 10/15/27 (a)	495,000	527,175
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (a)	2,000,000	2,040,000
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (a)	4,380,000	4,603,161
		7,170,336
Hotels, Restaurants & Leisure - 0.6%
Affinity Gaming LLC 6.875% 12/15/27 (a)	955,000	993,200
Caesars Entertainment, Inc. 6.25% 7/1/25 (a)	1,910,000	2,004,784
Golden Nugget, Inc. 6.75% 10/15/24 (a)	5,800,000	5,800,000
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (a)	1,090,000	1,177,200
Premier Entertainment Sub LLC 5.875% 9/1/31 (a)	2,500,000	2,508,675
		12,483,859
Internet & Direct Marketing Retail - 0.1%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (a)	1,100,000	1,188,847
Specialty Retail - 1.2%
Asbury Automotive Group, Inc. 4.625% 11/15/29 (a)	1,080,000	1,100,250
Bath & Body Works, Inc. 6.75% 7/1/36	4,390,000	5,421,650
Carvana Co. 4.875% 9/1/29 (a)	6,550,000	6,238,875
Group 1 Automotive, Inc. 4% 8/15/28 (a)	3,250,000	3,237,813
Ken Garff Automotive LLC 4.875% 9/15/28 (a)	4,620,000	4,625,775
Sonic Automotive, Inc. 4.875% 11/15/31 (a)	2,000,000	2,019,400
		22,643,763
TOTAL CONSUMER DISCRETIONARY		64,371,954
CONSUMER STAPLES - 2.4%
Food & Staples Retailing - 1.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (a)	4,750,000	4,759,310
4.875% 2/15/30 (a)	23,760,000	25,654,147
New Albertsons LP:
7.45% 8/1/29	807,000	934,103
8% 5/1/31	1,290,000	1,573,800
8.7% 5/1/30	2,165,000	2,714,369
		35,635,729
Food Products - 0.1%
Del Monte Foods, Inc. 11.875% 5/15/25 (a)	975,000	1,086,569
Tobacco - 0.4%
Turning Point Brands, Inc. 5.625% 2/15/26 (a)	6,100,000	6,115,250
Vector Group Ltd. 5.75% 2/1/29 (a)	2,495,000	2,427,785
		8,543,035
TOTAL CONSUMER STAPLES		45,265,333
ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Tidewater, Inc. 8.5% 11/16/26	1,250,000	1,250,000
Oil, Gas & Consumable Fuels - 3.2%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. 7.5% 5/1/25 (a)	8,540,000	8,668,100
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11% 4/15/25 (a)	18,120,000	19,546,950
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (a)	975,000	1,012,776
Delek Logistics Partners LP 7.125% 6/1/28 (a)	1,420,000	1,476,800
Occidental Petroleum Corp. 7.2% 4/1/28	550,000	643,500
Petroleos Mexicanos 7.69% 1/23/50	23,630,000	22,684,800
Renewable Energy Group, Inc. 5.875% 6/1/28 (a)	985,000	1,012,088
SFL Corp. Ltd. 7.25% 5/12/26 (a)	3,300,000	3,324,750
Teekay Corp. 9.25% 11/15/22 (a)	2,945,000	3,006,551
		61,376,315
TOTAL ENERGY		62,626,315
FINANCIALS - 0.2%
Capital Markets - 0.0%
Coinbase Global, Inc. 3.625% 10/1/31 (a)	195,000	179,400
Consumer Finance - 0.0%
Ford Motor Credit Co. LLC 5.125% 6/16/25	345,000	375,188
Diversified Financial Services - 0.1%
Compass Group Diversified Holdings LLC 5.25% 4/15/29 (a)	1,030,000	1,078,925
Insurance - 0.1%
Alliant Holdings Intermediate LLC 5.875% 11/1/29 (a)	1,935,000	1,968,669
TOTAL FINANCIALS		3,602,182
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc. 6.125% 4/1/30 (a)	6,240,000	6,173,357
Tenet Healthcare Corp. 4.375% 1/15/30 (a)	2,200,000	2,228,743
		8,402,100
INDUSTRIALS - 2.9%
Aerospace & Defense - 0.3%
Bombardier, Inc.:
7.125% 6/15/26 (a)	1,000,000	1,037,410
7.45% 5/1/34 (a)	1,000,000	1,225,000
7.5% 12/1/24 (a)	1,590,000	1,656,582
7.875% 4/15/27 (a)	1,415,000	1,466,294
		5,385,286
Commercial Services & Supplies - 0.7%
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (a)	604,000	603,626
4.625% 6/1/28 (a)	1,026,000	1,007,004
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	3,610,000	3,606,643
CoreCivic, Inc. 8.25% 4/15/26	1,600,000	1,672,000
PowerTeam Services LLC 9.033% 12/4/25 (a)	6,505,000	6,881,867
		13,771,140
Construction & Engineering - 1.0%
Pike Corp. 5.5% 9/1/28 (a)	11,720,000	11,746,722
Railworks Holdings LP 8.25% 11/15/28 (a)	6,020,000	6,200,600
		17,947,322
Marine - 0.9%
Euronav Luxembourg SA 6.25% 9/14/26	4,700,000	4,812,800
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	2,530,000	2,504,700
11.25% 8/15/22 (a)	685,000	681,575
Seaspan Corp.:
5.5% 8/1/29 (a)	7,025,000	7,095,250
6.5% 2/5/24 (a)	400,000	418,000
6.5% 4/29/26 (a)	2,200,000	2,356,509
		17,868,834
TOTAL INDUSTRIALS		54,972,582
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
II-VI, Inc. 5% 12/15/29 (a)	1,140,000	1,164,191
IT Services - 0.1%
Acuris Finance U.S. 5% 5/1/28 (a)	1,500,000	1,492,500
TOTAL INFORMATION TECHNOLOGY		2,656,691
MATERIALS - 1.1%
Chemicals - 0.4%
CVR Partners LP 6.125% 6/15/28 (a)	1,000,000	1,055,000
LSB Industries, Inc. 6.25% 10/15/28 (a)	6,918,000	7,194,720
		8,249,720
Metals & Mining - 0.7%
Eldorado Gold Corp. 6.25% 9/1/29 (a)	5,450,000	5,520,850
Infrabuild Australia Pty Ltd. 12% 10/1/24 (a)	7,167,000	7,382,010
		12,902,860
TOTAL MATERIALS		21,152,580
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
The GEO Group, Inc. 6% 4/15/26	1,500,000	1,210,200
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (a)	3,240,000	3,228,871
Uniti Group, Inc. 6% 1/15/30 (a)	3,825,000	3,680,970
		8,120,041
UTILITIES - 0.1%
Water Utilities - 0.1%
Solaris Midstream Holdings LLC 7.625% 4/1/26 (a)	795,000	836,738

TOTAL NONCONVERTIBLE BONDS		296,811,236

TOTAL CORPORATE BONDS
(Cost $346,997,707)		358,724,473

U.S. Treasury Obligations - 16.3%
U.S. Treasury Bonds:
1.375% 8/15/50	$82,222,000	$72,024,545
1.625% 11/15/50	86,392,000	80,489,656
1.75% 8/15/41	79,882,000	77,448,095
2.375% 5/15/51	71,174,000	78,613,907
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $294,759,392)		308,576,203

Commercial Mortgage Securities - 0.0%
BANK Series 2020-BN30 Class MCDG, 2.9182% 12/15/53 (Cost $176,885)(b)	$200,000	$169,574
	Shares	Value

Common Stocks - 49.1%
COMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	331,860	8,163,756
BCE, Inc. (e)	209,200	10,886,768
Verizon Communications, Inc.	3,433	178,379
		19,228,903
Entertainment - 0.5%
The Walt Disney Co. (f)	63,806	9,882,911
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (f)	6,612	19,155,228
Meta Platforms, Inc. Class A (f)	32,300	10,864,105
		30,019,333
Media - 0.9%
Comcast Corp. Class A	220,624	11,104,006
Gannett Co., Inc. (e)(f)	949,309	5,059,817
Interpublic Group of Companies, Inc.	1,731	64,826
Shaw Communications, Inc. Class B	646	19,605
WPP PLC	2,784	42,394
		16,290,648
Wireless Telecommunication Services - 0.0%
Rogers Communications, Inc. Class B (non-vtg.)	142	6,761
T-Mobile U.S., Inc. (f)	589	68,312
		75,073

TOTAL COMMUNICATION SERVICES		75,496,868

CONSUMER DISCRETIONARY - 2.5%
Hotels, Restaurants & Leisure - 1.7%
A&W Revenue Royalties Income Fund	311,300	9,794,648
Boston Pizza Royalties Income Fund	381,500	4,659,611
Caesars Entertainment, Inc. (f)	73,800	6,902,514
McDonald's Corp.	368	98,650
Pizza Pizza Royalty Corp.	1,035,000	9,834,934
The Keg Royalties Income Fund	38,200	441,809
		31,732,166
Household Durables - 0.6%
Sony Group Corp. sponsored ADR	85,800	10,845,120
Tempur Sealy International, Inc.	1,011	47,547
		10,892,667
Internet & Direct Marketing Retail - 0.0%
eBay, Inc.	279	18,554
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (f)	91,500	3,272,040
Multiline Retail - 0.0%
Kohl's Corp.	706	34,869
Nordstrom, Inc. (f)	436	9,862
Target Corp.	255	59,017
		103,748
Specialty Retail - 0.1%
Best Buy Co., Inc.	199	20,218
Burlington Stores, Inc. (f)	141	41,103
Dick's Sporting Goods, Inc.	209	24,033
Lowe's Companies, Inc.	5,549	1,434,306
The Home Depot, Inc.	60	24,901
TJX Companies, Inc.	277	21,030
		1,565,591
Textiles, Apparel & Luxury Goods - 0.0%
PVH Corp.	204	21,757
Tapestry, Inc.	876	35,566
		57,323

TOTAL CONSUMER DISCRETIONARY		47,642,089

CONSUMER STAPLES - 1.9%
Beverages - 1.3%
Diageo PLC	800	43,741
Keurig Dr. Pepper, Inc.	1,576	58,091
The Coca-Cola Co.	409,395	24,240,278
		24,342,110
Food & Staples Retailing - 0.0%
BJ's Wholesale Club Holdings, Inc. (f)	465	31,141
Costco Wholesale Corp.	76	43,145
Walmart, Inc.	641	92,746
		167,032
Food Products - 0.0%
Bunge Ltd.	255	23,807
Lamb Weston Holdings, Inc.	435	27,570
Mondelez International, Inc.	1,104	73,206
Nestle SA (Reg. S)	156	21,780
		146,363
Household Products - 0.6%
Procter & Gamble Co.	66,477	10,874,308

TOTAL CONSUMER STAPLES		35,529,813

ENERGY - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
Calumet Specialty Products Partners LP (f)	25,100	331,320
Canadian Natural Resources Ltd.	232,706	9,832,907
Cheniere Energy, Inc.	48,200	4,888,444
Chesapeake Energy Corp. (g)	100	6,452
ConocoPhillips Co.	649	46,845
DHT Holdings, Inc.	3,646,547	18,925,579
Enterprise Products Partners LP	1,535	33,709
Enviva, Inc.	350,730	24,698,407
Euronav NV (e)	1,790,397	15,916,629
Exxon Mobil Corp.	414,493	25,362,827
Freehold Royalties Ltd. (e)	341,200	3,142,401
Hess Corp.	296	21,913
Imperial Oil Ltd.	1,188	42,845
MPLX LP	258,100	7,637,179
Phillips 66 Co.	476	34,491
Suncor Energy, Inc.	2,302	57,598
Thungela Resources Ltd. (f)	4	21
Valero Energy Corp.	498	37,405
		111,016,972
FINANCIALS - 5.7%
Banks - 2.2%
Bank of America Corp.	188,161	8,371,283
Citigroup, Inc.	1,483	89,558
Comerica, Inc.	38,100	3,314,700
Huntington Bancshares, Inc.	3,189	49,174
JPMorgan Chase & Co.	20,433	3,235,566
M&T Bank Corp.	601	92,302
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (e)	247,500	1,351,350
PNC Financial Services Group, Inc.	580	116,302
Societe Generale Series A	91,800	3,155,050
Sumitomo Mitsui Financial Group, Inc. ADR (e)	395,300	2,684,087
Wells Fargo & Co.	399,461	19,166,139
		41,625,511
Capital Markets - 1.5%
AllianceBernstein Holding LP	191,500	9,352,860
BlackRock, Inc. Class A	79	72,329
KKR & Co. LP	881	65,635
Lazard Ltd. Class A	204,600	8,926,698
Morgan Stanley	24,300	2,385,288
Sixth Street Specialty Lending, Inc.	295,250	6,905,898
		27,708,708
Consumer Finance - 0.0%
Capital One Financial Corp.	749	108,672
Diversified Financial Services - 1.0%
Sports Entertainment Acquisition Corp. Class A (f)	2,011,373	19,952,820
Insurance - 1.0%
American Financial Group, Inc.	323	44,354
American International Group, Inc.	525	29,852
Chubb Ltd.	383	74,038
Hartford Financial Services Group, Inc.	134,863	9,310,942
Old Republic International Corp.	1,266	31,118
Power Corp. of Canada (sub. vtg.) (e)	281,600	9,305,411
The Travelers Companies, Inc.	343	53,655
		18,849,370

TOTAL FINANCIALS		108,245,081

HEALTH CARE - 5.5%
Biotechnology - 1.2%
AbbVie, Inc.	90,043	12,191,822
Amgen, Inc.	968	217,771
Vertex Pharmaceuticals, Inc. (f)	44,100	9,684,360
		22,093,953
Health Care Providers & Services - 0.3%
Cigna Corp.	284	65,215
UnitedHealth Group, Inc.	11,700	5,875,038
		5,940,253
Life Sciences Tools & Services - 0.0%
Danaher Corp.	558	183,588
Pharmaceuticals - 4.0%
AstraZeneca PLC (United Kingdom)	642	74,966
Bristol-Myers Squibb Co.	187,127	11,667,368
Eli Lilly & Co.	46,995	12,980,959
GlaxoSmithKline PLC sponsored ADR	242,500	10,694,250
Johnson & Johnson	80,579	13,784,650
Merck & Co., Inc.	132,542	10,158,019
Roche Holding AG (participation certificate)	22,700	9,417,350
Sanofi SA	978	98,136
Sanofi SA sponsored ADR	148,500	7,439,850
		76,315,548

TOTAL HEALTH CARE		104,533,342

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.5%
Huntington Ingalls Industries, Inc.	84	15,686
Northrop Grumman Corp.	26,374	10,208,584
The Boeing Co. (f)	335	67,442
		10,291,712
Air Freight & Logistics - 0.4%
Deutsche Post AG	87,137	5,604,722
FedEx Corp.	4,300	1,112,152
United Parcel Service, Inc. Class B	360	77,162
		6,794,036
Building Products - 0.0%
Johnson Controls International PLC	811	65,942
Construction & Engineering - 0.2%
Quanta Services, Inc.	33,700	3,864,042
Electrical Equipment - 1.0%
AMETEK, Inc.	446	65,580
Babcock & Wilcox Enterprises, Inc. (e)(f)	2,158,831	19,472,656
		19,538,236
Industrial Conglomerates - 0.2%
General Electric Co.	850	80,300
Hitachi Ltd.	72,721	3,938,554
Roper Technologies, Inc.	144	70,828
Siemens AG	117	20,265
		4,109,947
Machinery - 0.6%
Crane Co.	221	22,482
Fortive Corp.	144,188	11,000,103
ITT, Inc.	456	46,599
Nordson Corp.	136	34,717
Otis Worldwide Corp.	622	54,158
		11,158,059
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	4	14,277
Road & Rail - 1.0%
Canadian Pacific Railway Ltd.	85,592	6,157,488
Norfolk Southern Corp.	20,865	6,211,719
Union Pacific Corp.	24,600	6,197,478
		18,566,685
Trading Companies & Distributors - 0.0%
Watsco, Inc.	79	24,718
Transportation Infrastructure - 0.0%
Aena SME SA (a)(f)	148	23,308

TOTAL INDUSTRIALS		74,450,962

INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 0.6%
Cisco Systems, Inc.	182,311	11,553,048
IT Services - 1.3%
Accenture PLC Class A	171	70,888
Amdocs Ltd.	1,008	75,439
Genpact Ltd.	883	46,870
GTT Communications, Inc. rights (c)(f)	8,340	8,340
IBM Corp.	185,300	24,767,198
Visa, Inc. Class A	78	16,903
		24,985,638
Semiconductors & Semiconductor Equipment - 2.5%
Intel Corp.	100,000	5,150,000
Micron Technology, Inc.	173,600	16,170,840
NVIDIA Corp.	10,580	3,111,684
NXP Semiconductors NV	43,611	9,933,714
Qualcomm, Inc.	255	46,632
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	102,333	12,311,683
		46,724,553
Software - 1.2%
Greenidge Generation Holdings, Inc. (e)(f)	255,100	4,094,355
Microsoft Corp.	57,341	19,284,925
NortonLifeLock, Inc.	817	21,226
Open Text Corp.	732	34,744
		23,435,250
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	107,913	19,162,111
FUJIFILM Holdings Corp.	57,000	4,224,828
Samsung Electronics Co. Ltd.	1,049	69,089
		23,456,028

TOTAL INFORMATION TECHNOLOGY		130,154,517

MATERIALS - 3.2%
Chemicals - 0.2%
Linde PLC	263	91,111
Nutrien Ltd.	122	9,170
Olin Corp.	56,000	3,221,120
		3,321,401
Containers & Packaging - 0.0%
Crown Holdings, Inc.	533	58,960
Packaging Corp. of America	308	41,934
		100,894
Metals & Mining - 3.0%
Anglo American PLC (United Kingdom)	538	22,129
Freeport-McMoRan, Inc.	256,900	10,720,437
Lundin Mining Corp.	856	6,686
Newmont Corp.	349,100	21,651,182
Wheaton Precious Metals Corp.	574,626	24,657,654
		57,058,088

TOTAL MATERIALS		60,480,383

REAL ESTATE - 6.9%
Equity Real Estate Investment Trusts (REITs) - 6.9%
Alexandria Real Estate Equities, Inc.	50,800	11,326,368
American Tower Corp.	177	51,773
Cousins Properties, Inc.	259,900	10,468,772
Gaming & Leisure Properties	256,550	12,483,723
Lamar Advertising Co. Class A	42,029	5,098,118
MGM Growth Properties LLC	275,500	11,254,175
National Retail Properties, Inc.	71,000	3,412,970
Postal Realty Trust, Inc.	650,400	12,877,920
Prologis (REIT), Inc.	46,000	7,744,560
Public Storage	143	53,562
Realty Income Corp.	57,700	4,130,743
RioCan (REIT)	518,100	9,395,797
Simon Property Group, Inc.	60,100	9,602,177
Smart (REIT) (e)	326,400	8,306,112
Spirit Realty Capital, Inc.	246,400	11,874,016
VICI Properties, Inc.	383,400	11,544,174
		129,624,960
UTILITIES - 2.7%
Electric Utilities - 1.8%
Duke Energy Corp.	112,400	11,790,760
Exelon Corp.	197,162	11,388,077
NextEra Energy, Inc.	128,481	11,994,986
NRG Energy, Inc.	1,072	46,182
PG&E Corp. (f)	1,285	15,600
		35,235,605
Independent Power and Renewable Electricity Producers - 0.9%
Clearway Energy, Inc. Class C	214,900	7,742,847
NextEra Energy Partners LP	102,800	8,676,320
Vistra Corp.	1,857	42,284
		16,461,451
Multi-Utilities - 0.0%
Ameren Corp.	410	36,494
CenterPoint Energy, Inc.	1,265	35,306
Dominion Energy, Inc.	802	63,005
WEC Energy Group, Inc.	419	40,672
		175,477

TOTAL UTILITIES		51,872,533

TOTAL COMMON STOCKS
(Cost $823,779,196)		929,047,520

Preferred Stocks - 6.7%
Convertible Preferred Stocks - 2.2%
HEALTH CARE - 0.6%
Life Sciences Tools & Services - 0.6%
Danaher Corp. Series B, 5.00% (f)	6,400	11,184,000
INDUSTRIALS - 0.9%
Construction & Engineering - 0.9%
Fluor Corp. 6.50% (a)	12,750	16,809,600
UTILITIES - 0.7%
Electric Utilities - 0.7%
PG&E Corp. (f)	123,200	14,223,440

TOTAL CONVERTIBLE PREFERRED STOCKS		42,217,040

Nonconvertible Preferred Stocks - 4.5%
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
BCE, Inc.:
2.954% (b)	119,000	1,840,104
Series AM, Canadian Government Bond 5 Year Note Index + 2.090% 2.939% (b)(d)	61,700	982,361
Series AQ, Canadian Government Bond 5 Year Note Index + 2.640% 4.812% (b)(d)	8,800	168,981
Series R	91,900	1,466,826
		4,458,272
CONSUMER DISCRETIONARY - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Fossil Group, Inc. 7.00% (f)	179,808	4,567,123
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Enbridge, Inc.:
Canadian Government Bond 5 Year Note Index + 2.400% 3.415% (b)(d)	17,600	263,663
Canadian Government Bond 5 Year Note Index + 2.570% 4.449% (b)(d)	25,500	410,234
Canadian Government Bond 5 Year Note Index + 2.650% 5.086% (b)(d)	36,300	618,129
Series F, Canadian Government Bond 5 Year Note Index + 2.510% 4.689% (b)(d)	52,600	859,514
Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (b)(d)	65,300	1,420,928
Energy Transfer LP Series C, 7.375% (b)	26,400	654,192
Global Partners LP Series B, 9.50%	61,000	1,622,600
Pembina Pipeline Corp.:
Series 15, 4.40% (b)	14,900	263,381
Series 17, Canadian Government Bond 5 Year Note Index + 3.010% 4.821% (b)(d)	11,900	219,947
Series 3, Canadian Government Bond 5 Year Note Index + 2.600% 4.478% (b)(d)	15,600	262,312
Series 5, Canadian Government Bond 5 Year Note Index + 3.000% 4.573% (b)(d)	13,400	241,210
Series 7, Canadian Government Bond 5 Year Note Index + 2.940% 4.38% (b)(d)	5,400	93,959
TC Energy Corp. Canadian Government Bond 5 Year Note Index + 2.380% 3.903% (b)(d)	45,300	773,533
		7,703,602
FINANCIALS - 1.5%
Banks - 0.3%
Bank of Nova Scotia 4.85% (b)	12,600	249,022
CIT Group, Inc. Series B 5.625%	42,400	1,141,832
Cullen/Frost Bankers, Inc. Series B 4.45%	7,000	182,700
First Citizens Bancshares, Inc.	4,300	112,660
First Republic Bank Series L, 4.375%	8,000	204,880
JPMorgan Chase & Co.:
4.625%	26,000	680,420
Series MM, 4.20%	25,450	648,466
Silvergate Capital Corp. 5.375%	54,660	1,363,767
Truist Financial Corp. Series O, 5.25%	6,000	166,740
Wells Fargo & Co.:
4.25%	39,500	984,340
Series CC, 4.375%	8,000	202,880
Series Z, 4.75%	9,300	241,056
		6,178,763
Capital Markets - 0.9%
B. Riley Financial, Inc.:
5.00%	142,000	3,555,680
5.25%	96,200	2,405,481
5.50%	66,000	1,684,650
6.00%	3,700	94,443
6.375%	68,100	1,777,410
6.50%	17,800	470,810
6.75%	5,307	137,186
Brookfield Asset Management, Inc.:
Canadian Government Bond 5 Year Note Index + 1.800% 2.727% (b)(d)	10,700	151,413
Canadian Government Bond 5 Year Note Index + 2.310% 3.471% (b)(d)	16,300	267,382
Canadian Government Bond 5 Year Note Index + 2.630% 4.437% (b)(d)	2,300	42,984
Canadian Government Bond 5 Year Note Index + 2.960% 4.685% (b)(d)	900	17,424
Series 13 CANADA PRIME RATE + 0.000% 2.513% (b)(d)	55,800	630,808
Canaccord Genuity Group, Inc.:
Canadian Government Bond 5 Year Note Index + 3.210% 3.885% (b)(d)	172,400	2,569,066
Canadian Government Bond 5 Year Note Index + 4.030% 4.993% (b)(d)	94,400	1,761,208
Stifel Financial Corp. Series D, 4.50%	35,000	902,650
		16,468,595
Consumer Finance - 0.0%
Capital One Financial Corp.:
4.25%	10,500	267,330
Series J, 5.00%	19,300	502,379
		769,709
Diversified Financial Services - 0.0%
Carlyle Finance LLC 4.625%	20,000	506,000
Equitable Holdings, Inc. 4.30%	10,700	270,175
		776,175
Insurance - 0.1%
Athene Holding Ltd.:
Series A, 6.35% (b)	4,300	127,022
Series B, 5.625%	7,923	216,060
Series D, 4.875%	8,000	204,240
MetLife, Inc. Series F 4.75%	7,300	195,129
Power Financial Corp. BK CDA TREASURY BIL 3 MTH INDX + 1.600% 1.77% (b)(d)	28,300	392,412
		1,134,863
Mortgage Real Estate Investment Trusts - 0.1%
KKR Real Estate Finance Trust, Inc. 6.50%	40,000	1,028,000
Real Estate Management & Development - 0.1%
Brookfield Properties Corp.:
Canadian Government Bond 5 Year Note Index + 3.000% 4.161% (b)(d)	43,400	679,331
Canadian Government Bond 5 Year Note Index + 3.160% 5.383% (b)(d)	42,100	705,244
Series CC, Canadian Government Bond 5 Year Note Index + 5.180% 6.00% (b)(d)	18,100	380,616
Series EE, 5.10% (b)	20,000	388,000
Series R, Canadian Government Bond 5 Year Note Index + 3.480% 4.155% (b)(d)	26,900	433,820
		2,587,011
TOTAL FINANCIALS		28,943,116
INDUSTRIALS - 1.4%
Commercial Services & Supplies - 0.0%
Pitney Bowes, Inc. 6.70%	15,674	394,828
Electrical Equipment - 1.3%
Babcock & Wilcox Enterprises, Inc.:
6.50%	102,500	2,542,000
8.125%	621,537	16,340,208
Series A, 7.75%	235,302	5,880,197
		24,762,405
Marine - 0.1%
Global Ship Lease, Inc. 8.00%	32,284	832,959
TOTAL INDUSTRIALS		25,990,192
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Greenidge Generation Holdings, Inc. 8.50% (f)	175,318	4,183,087
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Pebblebrook Hotel Trust:
6.375%	18,000	473,040
Series H, 5.70%	45,000	1,106,550
Summit Hotel Properties, Inc.:
Series E, 6.25%	30,802	780,831
Series F, 5.875%	16,000	411,840
Sunstone Hotel Investors, Inc. Series I, 5.70%	25,000	627,625
Vornado Realty Trust Series O, 4.45%	17,300	427,310
		3,827,196
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP 5.75%	78,100	1,842,379
TOTAL REAL ESTATE		5,669,575
UTILITIES - 0.2%
Electric Utilities - 0.0%
Emera, Inc. Series J 4.25%	25,000	523,538
Fortis, Inc. Series G, Canadian Government Bond 5 Year Note Index + 2.130% 3.883% (b)(d)	21,600	379,936
		903,474
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Partners LP 5.25%	13,000	343,720
TransAlta Corp.:
Canadian Government Bond 5 Year Note Index + 2.030% 2.709% (b)(d)	33,300	421,729
Canadian Government Bond 5 Year Note Index + 3.800% 4.988% (b)(d)	13,700	258,848
Series E, Canadian Government Bond 5 Year Note Index + 3.650% 5.19% (b)(d)	50,400	904,447
		1,928,744
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP:
5.125%	15,000	379,650
Class A 5.00%	25,400	643,382
		1,023,032
TOTAL UTILITIES		3,855,250

TOTAL NONCONVERTIBLE PREFERRED STOCKS		85,370,217

TOTAL PREFERRED STOCKS
(Cost $121,919,765)		127,587,257
	Principal Amount	Value

Bank Loan Obligations - 6.8%
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.1%
Rough Country LLC 2LN, term loan 1 month U.S. LIBOR + 6.500% 7.25% 7/28/29 (b)(d)(h)	2,390,000	2,384,025
Diversified Consumer Services - 1.3%
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (b)(d)(h)	23,653,036	23,708,857
Hotels, Restaurants & Leisure - 1.2%
Arcis Golf LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 11/24/28 (b)(d)(h)	120,000	120,300
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 9/9/26 (b)(d)(h)	812,963	816,523
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 7/20/25 (b)(d)(h)	454,250	454,136
Carnival Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 10/18/28 (b)(d)(h)	770,000	762,300
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (b)(d)(h)	6,237,202	6,193,230
Pacific Bells LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 10/20/28 (b)(d)(h)	6,720,000	6,686,400
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/12/28 (d)(h)(i)	70,000	69,650
Raptor Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (b)(d)(h)	4,110,000	4,117,727
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (b)(d)(h)	4,470,000	4,449,662
		23,669,928
Household Durables - 1.2%
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 6/29/28 (b)(d)(h)	20,384,571	20,274,087
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (d)(h)(i)	2,687,839	2,673,271
		22,947,358
Internet & Direct Marketing Retail - 1.1%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (b)(d)(h)	19,163,680	19,167,705
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 12/17/26 (b)(d)(h)	1,545,670	1,537,556
		20,705,261
Specialty Retail - 0.3%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (b)(d)(h)	4,392,925	4,349,786
RH Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 10/20/28 (b)(d)(h)	613,463	611,622
		4,961,408
Textiles, Apparel & Luxury Goods - 0.3%
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 11/18/28 (b)(d)(h)	6,000,000	5,962,500

TOTAL CONSUMER DISCRETIONARY		104,339,337

FINANCIALS - 0.1%
Insurance - 0.1%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/6/27 (b)(d)(h)	1,048,373	1,046,318
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Virgin Pulse, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (b)(d)(h)	997,033	983,324
INDUSTRIALS - 0.4%
Air Freight & Logistics - 0.1%
Echo Global Logistics, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/23/28 (b)(d)(h)	1,450,000	1,442,750
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 12/23/22 (b)(c)(d)(h)	350,000	351,313
		1,794,063
Commercial Services & Supplies - 0.3%
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.1043% 8/4/28 (b)(d)(h)	5,087,250	5,052,708
Transportation Infrastructure - 0.0%
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.3535% 10/25/28 (b)(c)(d)(h)	655,000	651,725

TOTAL INDUSTRIALS		7,498,496

INFORMATION TECHNOLOGY - 0.7%
Electronic Equipment & Components - 0.0%
DG Investment Intermediate Holdings, Inc. 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (b)(d)(h)	520,000	518,700
IT Services - 0.0%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 5/31/25 (b)(d)(h)	228,261	203,200
Software - 0.7%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (b)(d)(h)	1,468,129	1,457,118
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (b)(d)(h)	2,190,000	2,193,657
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 11/18/28 (d)(h)(j)	1,350,000	1,346,909
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 1/31/27 (b)(d)(h)	2,500,000	2,487,500
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/3/26 (b)(d)(h)	5,140,000	5,109,468
		12,594,652

TOTAL INFORMATION TECHNOLOGY		13,316,552

UTILITIES - 0.1%
Multi-Utilities - 0.1%
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/17/28 (b)(d)(h)	2,279,288	2,264,472
TOTAL BANK LOAN OBLIGATIONS
(Cost $129,610,837)		129,448,499

Preferred Securities - 0.6%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP:
6.25% (b)(k)	500,000	446,209
6.5% (b)(k)	1,600,000	1,641,503
6.625% (b)(k)	400,000	388,978
		2,476,690
FINANCIALS - 0.4%
Banks - 0.2%
Bank of America Corp. 5.125% (b)(k)	150,000	157,191
CIT Group, Inc. 5.8% (b)(k)	775,000	787,756
Citigroup, Inc. 4% (b)(k)	175,000	176,740
JPMorgan Chase & Co.:
3.65% (b)(k)	1,000,000	1,000,643
4.6% (b)(k)	200,000	209,050
5% (b)(k)	230,000	241,075
5.15% (b)(k)	135,000	139,475
Truist Financial Corp.:
5.05% (b)(k)	205,000	208,302
5.1% (b)(k)	200,000	226,938
Wells Fargo & Co. 3.9% (b)(k)	200,000	205,868
		3,353,038
Capital Markets - 0.0%
Charles Schwab Corp. 5.375% (b)(k)	150,000	164,194
Consumer Finance - 0.2%
Ally Financial, Inc. 4.7% (b)(k)	2,470,000	2,577,452
American Express Co. 3.55% (b)(k)	750,000	752,570
		3,330,022
Diversified Financial Services - 0.0%
Equitable Holdings, Inc. 4.95% (b)(k)	250,000	262,453

TOTAL FINANCIALS		7,109,707

INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co. 3.5328% (b)(d)(k)	575,000	570,209
UTILITIES - 0.1%
Electric Utilities - 0.1%
Edison International 5% (b)(k)	1,500,000	1,543,117
TOTAL PREFERRED SECURITIES
(Cost $11,150,209)		11,699,723
	Shares	Value

Money Market Funds - 6.5%
Fidelity Cash Central Fund 0.08% (l)	79,468,782	79,484,676
Fidelity Securities Lending Cash Central Fund 0.08% (l)(m)	43,779,183	43,783,561
TOTAL MONEY MARKET FUNDS
(Cost $123,268,237)		123,268,237
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $1,851,662,228)		1,988,521,486
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(95,388,574)
NET ASSETS - 100%		$1,893,132,912

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $269,276,832 or 14.2% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Level 3 security

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security is on loan at period end.

 (f) Non-income producing

 (g) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,452 or 0.0% of net assets.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $2,536,905 and $2,523,164, respectively.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$947

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$3,451,678	$996,669,593	$920,636,932	$17,295	$337	$--	$79,484,676	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	1,531,231	273,524,865	231,272,535	376,469	--	--	43,783,561	0.1%
Total	$4,982,909	$1,270,194,458	$1,151,909,467	$393,764	$337	$--	$123,268,237

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$79,955,140	$79,912,746	$42,394	$--
Consumer Discretionary	52,209,212	52,209,212	--	--
Consumer Staples	35,529,813	35,464,292	65,521	--
Energy	118,720,574	118,720,553	21	--
Financials	137,188,197	130,477,467	6,710,730	--
Health Care	115,717,342	94,942,890	20,774,452	--
Industrials	117,250,754	92,236,582	25,014,172	--
Information Technology	134,337,604	134,329,264	--	8,340
Materials	60,480,383	60,458,254	22,129	--
Real Estate	135,294,535	135,294,535	--	--
Utilities	69,951,223	55,727,783	14,223,440	--
Corporate Bonds	358,724,473	--	353,511,973	5,212,500
U.S. Government and Government Agency Obligations	308,576,203	--	308,576,203	--
Commercial Mortgage Securities	169,574	--	169,574	--
Bank Loan Obligations	129,448,499	--	128,445,461	1,003,038
Preferred Securities	11,699,723	--	11,699,723	--
Money Market Funds	123,268,237	123,268,237	--	--
Total Investments in Securities:	$1,988,521,486	$1,113,041,815	$869,255,793	$6,223,878

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Canada	7.5%
Marshall Islands	1.8%
Japan	1.3%
Mexico	1.2%
France	1.2%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $42,212,607) — See accompanying schedule: Unaffiliated issuers (cost $1,728,393,991)	$1,865,253,249
Fidelity Central Funds (cost $123,268,237)	123,268,237
Total Investment in Securities (cost $1,851,662,228)		$1,988,521,486
Cash		992,149
Foreign currency held at value (cost $197,868)		197,868
Receivable for investments sold		320,370
Receivable for fund shares sold		8,370,286
Dividends receivable		1,662,299
Interest receivable		7,284,888
Distributions receivable from Fidelity Central Funds		11,965
Prepaid expenses		1,103
Other receivables		2,766
Total assets		2,007,365,180
Liabilities
Payable for investments purchased	$67,026,538
Payable for fund shares redeemed	1,753,388
Distributions payable	434,107
Accrued management fee	828,973
Distribution and service plan fees payable	78,825
Other affiliated payables	232,872
Other payables and accrued expenses	94,159
Collateral on securities loaned	43,783,406
Total liabilities		114,232,268
Net Assets		$1,893,132,912
Net Assets consist of:
Paid in capital		$1,749,015,467
Total accumulated earnings (loss)		144,117,445
Net Assets		$1,893,132,912
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($132,536,920 ÷ 8,852,217 shares)(a)		$14.97
Maximum offering price per share (100/96.00 of $14.97)		$15.59
Class M:
Net Asset Value and redemption price per share ($18,697,862 ÷ 1,247,330 shares)(a)		$14.99
Maximum offering price per share (100/96.00 of $14.99)		$15.61
Class C:
Net Asset Value and offering price per share ($61,355,898 ÷ 4,105,951 shares)(a)		$14.94
Fidelity Multi-Asset Income Fund:
Net Asset Value, offering price and redemption price per share ($1,125,872,689 ÷ 75,174,773 shares)		$14.98
Class I:
Net Asset Value, offering price and redemption price per share ($461,353,246 ÷ 30,810,527 shares)		$14.97
Class Z:
Net Asset Value, offering price and redemption price per share ($93,316,297 ÷ 6,230,608 shares)		$14.98

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$19,025,375
Interest		19,017,566
Income from Fidelity Central Funds (including $376,469 from security lending)		393,764
Total income		38,436,705
Expenses
Management fee	$6,230,176
Transfer agent fees	1,351,731
Distribution and service plan fees	552,293
Accounting fees	470,567
Custodian fees and expenses	62,128
Independent trustees' fees and expenses	2,951
Registration fees	284,412
Audit	77,107
Legal	4,056
Miscellaneous	2,702
Total expenses before reductions	9,038,123
Expense reductions	(9,796)
Total expenses after reductions		9,028,327
Net investment income (loss)		29,408,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,189,269
Fidelity Central Funds	337
Foreign currency transactions	(168,487)
Total net realized gain (loss)		15,021,119
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	96,422,195
Assets and liabilities in foreign currencies	1,920
Total change in net unrealized appreciation (depreciation)		96,424,115
Net gain (loss)		111,445,234
Net increase (decrease) in net assets resulting from operations		$140,853,612

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,408,378	$6,346,713
Net realized gain (loss)	15,021,119	811,927
Change in net unrealized appreciation (depreciation)	96,424,115	27,214,446
Net increase (decrease) in net assets resulting from operations	140,853,612	34,373,086
Distributions to shareholders	(36,448,930)	(6,825,061)
Share transactions - net increase (decrease)	1,446,938,224	184,286,400
Total increase (decrease) in net assets	1,551,342,906	211,834,425
Net Assets
Beginning of period	341,790,006	129,955,581
End of period	$1,893,132,912	$341,790,006

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$11.72	$9.81	$10.41	$10.14
Income from Investment Operations
Net investment income (loss)A	.339	.384	.293	.223	.243
Net realized and unrealized gain (loss)	1.923	1.464	1.922	(.558)	.348
Total from investment operations	2.262	1.848	2.215	(.335)	.591
Distributions from net investment income	(.407)	(.401)	(.298)	(.207)B	(.210)
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)B	(.069)
Tax return of capital	–	–	–	–	(.042)
Total distributions	(.442)	(.418)	(.305)	(.265)	(.321)
Net asset value, end of period	$14.97	$13.15	$11.72	$9.81	$10.41
Total ReturnC,D	17.40%	16.26%	22.84%	(3.25)%	5.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.13%	1.26%	1.38%	1.38%
Expenses net of fee waivers, if any	1.01%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.01%	1.08%	1.09%	1.08%	1.09%
Net investment income (loss)	2.35%	3.27%	2.69%	2.19%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$132,537	$30,583	$23,438	$9,513	$10,443
Portfolio turnover rateG	150%	308%	298%	367%	299%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$11.72	$9.81	$10.41	$10.14
Income from Investment Operations
Net investment income (loss)A	.342	.383	.292	.223	.243
Net realized and unrealized gain (loss)	1.943	1.463	1.923	(.558)	.348
Total from investment operations	2.285	1.846	2.215	(.335)	.591
Distributions from net investment income	(.410)	(.399)	(.298)	(.207)B	(.210)
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)B	(.069)
Tax return of capital	–	–	–	–	(.042)
Total distributions	(.445)	(.416)	(.305)	(.265)	(.321)
Net asset value, end of period	$14.99	$13.15	$11.72	$9.81	$10.41
Total ReturnC,D	17.58%	16.24%	22.84%	(3.25)%	5.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.13%	1.30%	1.40%	1.40%
Expenses net of fee waivers, if any	.99%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	.99%	1.08%	1.09%	1.08%	1.09%
Net investment income (loss)	2.37%	3.27%	2.69%	2.19%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$18,698	$11,048	$9,719	$7,441	$7,511
Portfolio turnover rateG	150%	308%	298%	367%	299%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.13	$11.70	$9.80	$10.41	$10.14
Income from Investment Operations
Net investment income (loss)A	.231	.298	.210	.147	.166
Net realized and unrealized gain (loss)	1.917	1.463	1.915	(.561)	.351
Total from investment operations	2.148	1.761	2.125	(.414)	.517
Distributions from net investment income	(.303)	(.314)	(.218)	(.138)B	(.148)
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)B	(.069)
Tax return of capital	–	–	–	–	(.030)
Total distributions	(.338)	(.331)	(.225)	(.196)	(.247)
Net asset value, end of period	$14.94	$13.13	$11.70	$9.80	$10.41
Total ReturnC,D	16.50%	15.44%	21.87%	(4.00)%	5.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.76%	1.84%	2.13%	2.14%	2.14%
Expenses net of fee waivers, if any	1.76%	1.84%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.76%	1.82%	1.84%	1.83%	1.84%
Net investment income (loss)	1.60%	2.53%	1.94%	1.44%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$61,356	$13,015	$4,634	$8,003	$8,683
Portfolio turnover rateG	150%	308%	298%	367%	299%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$11.72	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.378	.417	.322	.168
Net realized and unrealized gain (loss)	1.934	1.460	1.919	(.135)
Total from investment operations	2.312	1.877	2.241	.033
Distributions from net investment income	(.447)	(.430)	(.324)	(.165)C
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)C
Total distributions	(.482)	(.447)	(.331)	(.223)
Net asset value, end of period	$14.98	$13.15	$11.72	$9.81
Total ReturnD,E	17.80%	16.55%	23.14%	.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%	.85%	.94%	1.05%H
Expenses net of fee waivers, if any	.74%	.85%	.85%	.85%H
Expenses net of all reductions	.74%	.83%	.84%	.84%H
Net investment income (loss)	2.63%	3.53%	2.94%	2.17%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,125,873	$211,236	$60,534	$5,819
Portfolio turnover rateI	150%	308%	298%	367%

 A For the period March 28, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$11.72	$9.81	$10.41	$10.14
Income from Investment Operations
Net investment income (loss)A	.375	.417	.319	.249	.268
Net realized and unrealized gain (loss)	1.924	1.461	1.922	(.558)	.349
Total from investment operations	2.299	1.878	2.241	(.309)	.617
Distributions from net investment income	(.444)	(.431)	(.324)	(.233)B	(.231)
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)B	(.069)
Tax return of capital	–	–	–	–	(.047)
Total distributions	(.479)	(.448)	(.331)	(.291)	(.347)
Net asset value, end of period	$14.97	$13.15	$11.72	$9.81	$10.41
Total ReturnC	17.70%	16.56%	23.14%	(3.01)%	6.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.83%	1.00%	1.08%	1.10%
Expenses net of fee waivers, if any	.76%	.83%	.85%	.85%	.85%
Expenses net of all reductions	.76%	.81%	.84%	.83%	.84%
Net investment income (loss)	2.60%	3.54%	2.94%	2.44%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$461,353	$55,206	$26,507	$21,904	$22,224
Portfolio turnover rateF	150%	308%	298%	367%	299%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$11.72	$9.81	$10.37
Income from Investment Operations
Net investment income (loss)B	.388	.431	.335	.052
Net realized and unrealized gain (loss)	1.933	1.457	1.916	(.515)
Total from investment operations	2.321	1.888	2.251	(.463)
Distributions from net investment income	(.456)	(.441)	(.334)	(.039)C
Distributions from net realized gain	(.035)	(.017)	(.007)	(.058)C
Total distributions	(.491)	(.458)	(.341)	(.097)
Net asset value, end of period	$14.98	$13.15	$11.72	$9.81
Total ReturnD,E	17.87%	16.65%	23.25%	(4.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.77%	.85%	.89%H
Expenses net of fee waivers, if any	.67%	.76%	.76%	.76%H
Expenses net of all reductions	.67%	.74%	.75%	.74%H
Net investment income (loss)	2.69%	3.61%	3.03%	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$93,316	$20,701	$5,123	$148
Portfolio turnover rateI	150%	308%	298%	367%

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications, certain conversion ratio adjustments, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$145,842,282
Gross unrealized depreciation	(13,098,155)
Net unrealized appreciation (depreciation)	$132,744,127

Tax Cost	$1,855,777,359

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,689,014
Undistributed long-term capital gain	$13,832,913
Net unrealized appreciation (depreciation) on securities and other investments	$132,404,087

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$35,210,399	$ 6,616,939
Long-term Capital Gains	1,238,531	208,122
Total	$36,448,930	$ 6,825,061

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Multi-Asset Income Fund	2,579,786,582	1,435,190,173

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$188,616	$37,560
Class M	-%	.25%	33,980	4,885
Class C	.75%	.25%	329,697	210,308
			$552,293	$252,753

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$72,989
Class M	9,401
Class C(a)	1,697
$84,087

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$105,118.14
Class M	16,235.12
Class C	46,168.14
Fidelity Multi-Asset Income Fund	836,492.11
Class I	321,046.14
Class Z	26,672.05
	$1,351,731

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Multi-Asset Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Multi-Asset Income Fund	$29,754

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Multi-Asset Income Fund	81,611,255	50,028,084	(2,812,467)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Multi-Asset Income Fund	76,290

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Multi-Asset Income Fund	$1,321

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Multi-Asset Income Fund	$40,052	$7,462	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $192.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,604.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor Multi-Asset Income Fund
Distributions to shareholders
Class A	$2,239,823	$877,760
Class M	418,230	348,676
Class C	739,556	171,951
Fidelity Multi-Asset Income Fund	23,936,698	3,826,800
Class I	7,342,854	1,291,746
Class Z	1,771,769	308,128
Total	$36,448,930	$6,825,061

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor Multi-Asset Income Fund
Class A
Shares sold	8,319,605	1,027,019	$120,945,898	$12,477,358
Reinvestment of distributions	147,263	74,273	2,140,047	873,138
Shares redeemed	(1,941,125)	(775,087)	(28,196,038)	(9,187,287)
Net increase (decrease)	6,525,743	326,205	$94,889,907	$4,163,209
Class M
Shares sold	885,624	256,306	$12,817,531	$3,152,537
Reinvestment of distributions	28,574	29,102	411,588	341,305
Shares redeemed	(507,130)	(274,549)	(7,229,394)	(3,321,163)
Net increase (decrease)	407,068	10,859	$5,999,725	$172,679
Class C
Shares sold	3,387,560	665,381	$49,170,105	$8,173,168
Reinvestment of distributions	50,642	14,192	733,677	168,472
Shares redeemed	(323,752)	(84,085)	(4,682,581)	(971,877)
Net increase (decrease)	3,114,450	595,488	$45,221,201	$7,369,763
Fidelity Multi-Asset Income Fund
Shares sold	81,314,189	15,648,956	$1,168,854,665	$189,122,345
Reinvestment of distributions	1,473,203	291,891	21,390,817	3,483,789
Shares redeemed	(23,673,977)	(5,042,966)	(343,702,518)	(57,591,213)
Net increase (decrease)	59,113,415	10,897,881	$846,542,964	$135,014,921
Class I
Shares sold	29,320,052	2,181,342	$426,044,323	$26,165,206
Reinvestment of distributions	473,921	107,643	6,909,326	1,276,328
Shares redeemed	(3,182,168)	(352,014)	(46,410,279)	(4,159,559)
Net increase (decrease)	26,611,805	1,936,971	$386,543,370	$23,281,975
Class Z
Shares sold	5,642,008	1,389,120	$82,093,496	$17,043,865
Reinvestment of distributions	96,384	23,310	1,402,004	279,519
Shares redeemed	(1,081,913)	(275,341)	(15,754,443)	(3,039,531)
Net increase (decrease)	4,656,479	1,137,089	$67,741,057	$14,283,853

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Advisor Multi-Asset Income Fund
Class A	1.00%
Actual		$1,000.00	$1,040.00	$5.14
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	.97%
Actual		$1,000.00	$1,041.50	$4.99
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class C	1.74%
Actual		$1,000.00	$1,035.50	$8.93
Hypothetical-C		$1,000.00	$1,016.43	$8.84
Fidelity Multi-Asset Income Fund	.72%
Actual		$1,000.00	$1,041.40	$3.70
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Class I	.75%
Actual		$1,000.00	$1,041.30	$3.86
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.66%
Actual		$1,000.00	$1,041.70	$3.40
Hypothetical-C		$1,000.00	$1,021.88	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Multi-Asset Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Multi-Asset Income Fund
Class A	02/14/22	02/11/22	$0.104
Class M	02/14/22	02/11/22	$0.104
Class C	02/14/22	02/11/22	$0.104
Fidelity Multi-Asset Income Fund	02/14/22	02/11/22	$0.104
Class I	02/14/22	02/11/22	$0.104
Class Z	02/14/22	02/11/22	$0.104

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $13,832,914, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,416,261 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $4,486,711 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January, 2021	20%	19%	32%	19%	18%	17%
February, 2021	28%	26%	34%	30%	30%	25%
March, 2021	30%	27%	39%	27%	29%	26%
April, 2021	30%	28%	47%	28%	28%	26%
May, 2021	30%	28%	38%	27%	28%	27%
June, 2021	30%	28%	39%	27%	28%	29%
July, 2021	31%	30%	47%	27%	28%	26%
August, 2021	30%	28%	38%	27%	28%	27%
September, 2021	30%	28%	39%	27%	28%	27%
October, 2021	31%	30%	51%	27%	28%	26%
November, 2021	30%	29%	39%	27%	28%	27%
December, 2021	29%	31%	43%	27%	28%	27%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January, 2021	28%	27%	46%	27%	25%	24%
February, 2021	39%	37%	48%	42%	42%	36%
March, 2021	42%	38%	55%	38%	42%	37%
April, 2021	43%	40%	67%	40%	40%	37%
May, 2021	43%	39%	54%	38%	40%	38%
June, 2021	43%	40%	55%	38%	40%	41%
July, 2021	44%	42%	66%	38%	39%	38%
August, 2021	43%	40%	53%	38%	40%	38%
September, 2021	43%	40%	55%	38%	40%	38%
October, 2021	44%	42%	72%	38%	39%	37%
November, 2021	42%	42%	55%	38%	40%	38%
December, 2021	42%	44%	61%	38%	40%	39%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January, 2021	5%	5%	8%	5%	5%	4%
February, 2021	7%	7%	8%	7%	7%	6%
March, 2021	7%	7%	9%	7%	7%	7%
April, 2021	7%	7%	11%	7%	7%	7%
May, 2021	7%	7%	9%	7%	7%	7%
June, 2021	7%	7%	9%	7%	7%	7%
July, 2021	8%	7%	11%	7%	7%	7%
August, 2021	7%	7%	9%	7%	7%	7%
September, 2021	8%	7%	10%	7%	7%	7%
October, 2021	8%	7%	12%	7%	7%	6%
November, 2021	7%	7%	10%	7%	7%	7%
December, 2021	7%	8%	10%	7%	7%	7%

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, 0.76%, and 0.85% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMAI-ANN-0322
1.9865887.106

Fidelity® Series International Credit Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity® Series International Credit Fund	(0.07)%	5.02%

 A From July 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Credit Fund on July 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$12,431	Fidelity® Series International Credit Fund
$11,906	Bloomberg Global Aggregate Credit Ex U.S. Index Hedged (USD)

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed sluggishly in 2021, and corporate securities in most geographic regions posted negative returns in a risk-on environment. The Bloomberg Global Aggregate Credit Index (Hedged) returned -0.95% for the year. Global bond markets faced challenging conditions early in 2021, although the passage of a $1.9 trillion COVID-relief bill in the U.S. in March offered optimism for an eventual global economic recovery. The second quarter saw modestly brighter conditions, thanks partly to COVID-19 vaccination progress in many developed countries. The U.S. Federal Reserve and European Central Bank continued their aggressive intervention programs, which boosted liquidity, ensured access to capital at low rates for businesses and individuals, and helped maintain a stable market environment. Credit spreads rallied in the third quarter amid progress in fighting the pandemic and dovish global monetary policy. Then in the fourth quarter, the combination of the rise of the omicron variant of the coronavirus, as well as announcements by the U.S. Federal Reserve of accelerated plans to taper its bond-buying program and increased potential for interest-rate increases in 2022, led to higher bond yields.

Comments from Co-Portfolio Managers Michael Foggin, Andrew Lewis and Lisa Easterbrook:  For the year ending December 31, 2021, the fund returned -0.07%, outpacing, net of fees, the -0.96% result of the benchmark, the Bloomberg Global Aggregate Credit Ex US Index Hedged (USD). At year's end, we positioned roughly 75% of the portfolio in corporate hybrid bonds, i.e. subordinated bank debt, and only about 10% of the portfolio in government bonds. We positioned less than 2% of the fund in U.S.-government securities. Largely avoiding sovereign bonds and bonds issued by government-related agencies notably helped the fund's relative performance for the year. Investing in corporate credit, especially in market segments that recovered economically in 2021, including airlines, energy, hotels and retail, also aided the fund's relative return. Top fund holdings at the end of the year included Bayer AG, Bank of Ireland, Volkswagen and Credit Suisse. Conversely, derivative positions held to guard against the potential for widening credit spreads detracted from the fund's performance versus the benchmark. Notably, these positions had added value during market volatility early in 2020.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
United Kingdom	23.0%
United States of America*	9.5%
Netherlands	9.4%
France	9.3%
Luxembourg	8.0%
Germany	6.1%
Ireland	5.9%
Switzerland	4.7%
Australia	3.4%
Other	20.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2021
U.S. Government and U.S. Government Agency Obligations	1.6%
AAA	3.2%
A	4.9%
BBB	46.3%
BB and Below	26.9%
Not Rated	10.8%
Short-Term Investments and Net Other Assets	6.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*,**
Corporate Bonds	58.9%
Foreign Government and Government Agency Obligations	4.1%
U.S. Government and Government Agency Obligations	1.6%
Preferred Securities	29.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

 * Futures and Swaps - 16.7%

 ** Foreign Currency Contracts - (66.2)%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 58.9%
		Principal Amount(a)	Value
Argentina - 0.2%
YPF SA 4% 2/12/26 (b)(c)		$282,545	$223,211
Australia - 1.9%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	170,988
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	797,003
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	600,000	777,428
6.75% 12/2/44 (Reg. S) (d)		570,000	629,850

TOTAL AUSTRALIA			2,375,269

Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	338,317
Bailiwick of Jersey - 1.6%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	650,000	870,717
7.125% 2/14/24	GBP	750,000	1,120,983

TOTAL BAILIWICK OF JERSEY			1,991,700

Cayman Islands - 0.8%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	193,230
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	600,000	802,311

TOTAL CAYMAN ISLANDS			995,541

Denmark - 0.8%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (d)	GBP	705,000	957,974
France - 5.1%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	500,000	569,990
ARGAN SA 1.011% 11/17/26 (Reg. S)	EUR	300,000	340,648
BNP Paribas SA 2.159% 9/15/29 (c)(d)		225,000	220,575
BPCE SA 1.5% 1/13/42 (Reg. S) (d)	EUR	800,000	903,596
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	400,000	547,527
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	222,631
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,916,096
1.5% 10/14/24 (Reg. S)	EUR	200,000	228,039
1.875% 2/11/28 (Reg. S)	EUR	200,000	216,315
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	115,897
1.75% 10/7/27 (Reg. S)	EUR	200,000	230,283
Societe Generale 4.75% 11/24/25 (c)		200,000	217,250
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	443,602

TOTAL FRANCE			6,172,449

Germany - 4.0%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	525,000	492,658
Bayer AG:
2.375% 4/2/75 (Reg. S) (d)	EUR	2,500,000	2,867,593
3.75% 7/1/74 (Reg. S) (d)	EUR	500,000	589,885
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	500,000	555,730
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	341,174

TOTAL GERMANY			4,847,040

Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	250,000	275,067
Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	300,000	336,050
Ireland - 5.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	171,411
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	1,000,000	1,158,793
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	800,000	900,262
2.029% 9/30/27 (c)(d)		950,000	932,963
2.375% 10/14/29 (Reg. S) (d)	EUR	800,000	937,490
3.125% 9/19/27 (Reg. S) (d)	GBP	650,000	886,459
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		902,000	956,452
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (d)		600,000	598,950

TOTAL IRELAND			6,542,780

Italy - 2.0%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	100,000	117,102
1.75% 7/30/31 (Reg. S)	EUR	175,000	203,290
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	550,000	681,748
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	1,050,000	1,218,788
5.861% 6/19/32 (c)(d)		200,000	219,399

TOTAL ITALY			2,440,327

Luxembourg - 4.8%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,000,000	1,906,988
2.25% 4/27/27 (Reg. S)	EUR	200,000	190,699
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	948,952
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	1,166,276
1.75% 3/12/29 (Reg. S)	EUR	600,000	693,974
2.625% 10/20/28 (Reg. S)	GBP	250,000	339,730
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	558,497

TOTAL LUXEMBOURG			5,805,116

Mexico - 2.4%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	504,903
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	344,556
6.5% 3/13/27		1,980,000	2,104,997

TOTAL MEXICO			2,954,456

Netherlands - 3.3%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		964,000	1,083,295
5.75% 8/15/50 (Reg. S) (d)		1,300,000	1,433,250
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	144,317
Technip Energies NV 1.125% 5/28/28	EUR	500,000	570,578
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	450,000	510,961
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	228,725

TOTAL NETHERLANDS			3,971,126

Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	300,000	365,390
Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	991,380
Sweden - 0.9%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	500,000	593,466
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	567,827

TOTAL SWEDEN			1,161,293

Switzerland - 2.8%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (d)	GBP	500,000	667,472
4.194% 4/1/31 (c)(d)		250,000	275,710
4.282% 1/9/28 (c)		298,000	323,481
6.5% 8/8/23 (Reg. S)		2,000,000	2,152,500

TOTAL SWITZERLAND			3,419,163

United Kingdom - 19.3%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	234,673
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	500,000	579,297
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,639,136
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,529,746
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,370,000	1,942,665
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,776,395
Lloyds Banking Group PLC 1.985% 12/15/31 (d)	GBP	400,000	532,408
M&G PLC:
5.625% 10/20/51 (Reg. S) (d)	GBP	750,000	1,170,982
6.5% 10/20/48 (Reg. S) (d)		500,000	583,866
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	552,211
4.5% 7/10/27 (Reg. S)	GBP	520,000	727,725
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (d)	GBP	650,000	864,818
3.622% 8/14/30 (Reg. S) (d)	GBP	250,000	352,085
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	1,000,000	1,149,885
Prudential PLC 2.95% 11/3/33 (Reg. S) (d)		1,300,000	1,286,064
Rolls-Royce PLC 3.375% 6/18/26	GBP	740,000	1,002,879
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,500,000	2,537,215
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	521,079
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	200,000	279,522
4.5% 9/7/23 (Reg. S)	GBP	350,000	489,348
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	239,446
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	584,452
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (d)	GBP	250,000	356,999
6.25% 10/3/78 (Reg. S) (d)		200,000	213,806
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	335,400
3.375% 10/16/25 (Reg. S)	GBP	800,000	1,121,160

TOTAL UNITED KINGDOM			23,603,262

United States of America - 1.7%
BAT Capital Corp.:
3.557% 8/15/27		550,000	576,840
4.7% 4/2/27		109,000	119,905
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	337,137
Southern Co. 1.875% 9/15/81 (d)	EUR	1,000,000	1,105,768

TOTAL UNITED STATES OF AMERICA			2,139,650

TOTAL NONCONVERTIBLE BONDS
(Cost $73,005,830)			71,906,561

U.S. Government and Government Agency Obligations - 1.6%
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bonds 2.5% 2/15/45 (f)		64,000	70,383
U.S. Treasury Notes 0.75% 3/31/26 (f)		1,960,000	1,922,791
			1,993,174
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,013,416)			1,993,174

Foreign Government and Government Agency Obligations - 4.1%
Germany - 4.1%
German Federal Republic:		$	$
0% 8/15/31	EUR	1,000,000	1,158,982
0% 5/15/35 (Reg. S)	EUR	1,800,000	2,055,231
1.25% 8/15/48	EUR	1,200,000	1,769,808
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,269,255)			4,984,021

Preferred Securities - 29.1%
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		1,100,000	1,162,132
5.875% (c)(d)(e)		650,000	707,275

TOTAL AUSTRALIA			1,869,407

Canada - 0.9%
Bank of Nova Scotia:
4.65% (d)(e)		800,000	801,078
4.9% (d)(e)		350,000	376,285

TOTAL CANADA			1,177,363

Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (d)(e)	EUR	300,000	352,537
France - 4.1%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		550,000	601,600
Danone SA 1.75% (Reg. S) (d)(e)	EUR	600,000	699,123
EDF SA 5.25% (Reg. S) (d)(e)		2,300,000	2,420,187
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	219,356
Veolia Environnement SA 2% (Reg. S) (d)(e)	EUR	900,000	1,021,243

TOTAL FRANCE			4,961,509

Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,400,000	1,615,411
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	567,549
Italy - 0.9%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	900,000	1,060,311
Luxembourg - 3.2%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,400,000	1,646,454
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	800,000	878,481
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,300,000	1,446,476

TOTAL LUXEMBOURG			3,971,411

Netherlands - 6.1%
AerCap Holdings NV 5.875% 10/10/79 (d)		1,050,000	1,100,647
AT Securities BV 5.25% (Reg. S) (d)(e)		750,000	791,963
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (d)(e)(g)	EUR	379,300	593,465
Telefonica Europe BV:
2.625% (Reg. S) (d)(e)	EUR	500,000	588,439
3.875% (Reg. S) (d)(e)	EUR	500,000	608,397
Volkswagen International Finance NV:
3.375% (Reg. S)(d)(e)	EUR	100,000	121,871
3.875% (Reg. S) (d)(e)	EUR	900,000	1,133,540
4.625% (Reg. S) (d)(e)	EUR	1,900,000	2,494,890

TOTAL NETHERLANDS			7,433,212

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	483,880
Sweden - 2.2%
Heimstaden Bostad AB:
3.248% (Reg. S) (d)(e)	EUR	1,500,000	1,757,741
3.625% (Reg. S) (d)(e)	EUR	150,000	170,723
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	650,000	738,093

TOTAL SWEDEN			2,666,557

Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		1,900,000	2,059,438
UBS Group AG 7% (Reg. S) (d)(e)		200,000	234,572

TOTAL SWITZERLAND			2,294,010

United Kingdom - 5.8%
Aviva PLC 6.125% (d)(e)	GBP	1,010,000	1,431,371
Barclays Bank PLC 7.625% 11/21/22		776,000	825,381
Barclays PLC:
5.875% (Reg. S) (d)(e)	GBP	350,000	499,318
7.125% (d)(e)	GBP	200,000	298,679
British American Tobacco PLC 3% (Reg. S) (d)(e)	EUR	1,900,000	2,121,684
HSBC Holdings PLC 6.375% (d)(e)		950,000	1,040,875
National Express Group PLC 4.25% (Reg. S) (d)(e)	GBP	190,000	271,013
SSE PLC 3.74% (Reg. S) (d)(e)	GBP	400,000	568,814

TOTAL UNITED KINGDOM			7,057,135

TOTAL PREFERRED SECURITIES
(Cost $35,651,142)			35,510,292
		Shares	Value

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.08% (h)
(Cost $4,833,648)		4,832,682	4,833,648

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas SA to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	2/16/22	EUR 15,150,000	$67,867
TOTAL PURCHASED SWAPTIONS
(Cost $140,161)			67,867
TOTAL INVESTMENT IN SECURITIES - 97.8%
(Cost $120,913,452)			119,295,563
NET OTHER ASSETS (LIABILITIES) - 2.2%			2,689,645
NET ASSETS - 100%			$121,985,208

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	March 2022	$708,758	$(1,897)	$(1,897)
Eurex Euro-Bund Contracts (Germany)	24	March 2022	4,682,514	(62,991)	(62,991)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	4	March 2022	941,494	(42,646)	(42,646)
TME 10 Year Canadian Note Contracts (Canada)	38	March 2022	4,284,407	104,034	104,034
TOTAL BOND INDEX CONTRACTS					(3,500)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	6	March 2022	1,309,031	(2,615)	(2,615)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	76	March 2022	9,194,219	(2,486)	(2,486)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	13	March 2022	2,085,688	13,784	13,784
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	41	March 2022	6,003,938	56,848	56,848
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	37	March 2022	7,293,625	95,650	95,650
TOTAL TREASURY CONTRACTS					161,181

TOTAL PURCHASED					157,681

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	26	March 2022	3,944,037	23,298	23,298
ICE Long Gilt Contracts (United Kingdom)	15	March 2022	2,535,876	8,118	8,118

TOTAL SOLD					31,416

TOTAL FUTURES CONTRACTS					$189,097

The notional amount of futures purchased as a percentage of Net Assets is 29.9%

The notional amount of futures sold as a percentage of Net Assets is 5.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $47,286,632.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	166,000	USD	192,026	Goldman Sachs Bank USA	1/13/22	$(3,000)
EUR	112,000	USD	127,403	JPMorgan Chase Bank, N.A.	1/13/22	133
EUR	592,000	USD	671,804	JPMorgan Chase Bank, N.A.	1/13/22	2,314
EUR	2,434,000	USD	2,760,541	JPMorgan Chase Bank, N.A.	1/13/22	11,085
EUR	151,000	USD	170,512	JPMorgan Chase Bank, N.A.	1/13/22	1,433
EUR	231,000	USD	261,052	JPMorgan Chase Bank, N.A.	1/13/22	1,990
EUR	199,000	USD	230,761	State Street Bank And Trust Co	1/13/22	(4,157)
EUR	99,000	USD	114,974	State Street Bank And Trust Co	1/13/22	(2,241)
EUR	381,000	USD	442,313	State Street Bank And Trust Co	1/13/22	(8,464)
EUR	57,000	USD	66,165	State Street Bank And Trust Co	1/13/22	(1,258)
EUR	389,000	USD	438,864	State Street Bank And Trust Co	1/13/22	4,095
EUR	443,000	USD	499,862	State Street Bank And Trust Co	1/13/22	4,587
GBP	28,000	USD	37,355	BNP Paribas SA	1/13/22	543
GBP	129,000	USD	178,140	Goldman Sachs Bank USA	1/13/22	(3,536)
GBP	88,000	USD	119,131	JPMorgan Chase Bank, N.A.	1/13/22	(21)
GBP	55,000	USD	73,183	JPMorgan Chase Bank, N.A.	1/13/22	1,261
GBP	1,512,000	USD	2,013,540	JPMorgan Chase Bank, N.A.	1/13/22	32,983
GBP	90,000	USD	123,036	State Street Bank And Trust Co	1/13/22	(1,220)
GBP	65,000	USD	87,061	State Street Bank And Trust Co	1/13/22	918
GBP	89,000	USD	118,774	State Street Bank And Trust Co	1/13/22	1,689
USD	38,992	AUD	52,000	BNP Paribas SA	1/13/22	1,158
USD	60,523	CAD	75,000	Royal Bank Of Canada	1/13/22	1,233
USD	63,483	EUR	56,000	BNP Paribas SA	1/13/22	(285)
USD	73,545	EUR	65,000	Bank Of America, N.A	1/13/22	(471)
USD	33,984	EUR	30,000	Bank Of America, N.A.	1/13/22	(177)
USD	22,097,864	EUR	19,030,000	Citibank, N.A.	1/13/22	428,173
USD	103,375	EUR	89,000	Citibank, N.A.	1/13/22	2,030
USD	75,620	EUR	67,000	Goldman Sachs Bank USA	1/13/22	(673)
USD	148,092	EUR	131,000	JPMorgan Chase Bank, N.A.	1/13/22	(1,080)
USD	642,689	EUR	573,000	Royal Bank Of Canada	1/13/22	(9,793)
USD	3,230,771	EUR	2,850,000	Royal Bank Of Canada	1/13/22	(14,558)
USD	1,369,669	EUR	1,187,000	State Street Bank And Trust Co	1/13/22	18,017
USD	62,820	EUR	55,000	State Street Bank And Trust Co	1/13/22	191
USD	25,562,705	GBP	18,565,000	BNP Paribas SA	1/13/22	434,601
USD	242,646	GBP	179,000	BNP Paribas SA	1/13/22	366
USD	128,180	GBP	95,000	BNP Paribas SA	1/13/22	(404)
USD	161,315	GBP	122,000	BNP Paribas SA	1/13/22	(3,815)
USD	242,558	GBP	183,000	Brown Brothers Harriman & Co.	1/13/22	(5,136)
USD	24,716	GBP	18,000	Goldman Sachs Bank USA	1/13/22	353
USD	496,493	GBP	375,000	Goldman Sachs Bank USA	1/13/22	(11,078)
USD	276,935	GBP	202,000	JPMorgan Chase Bank, N.A.	1/13/22	3,524
USD	196,182	GBP	148,000	JPMorgan Chase Bank, N.A.	1/13/22	(4,139)
USD	115,302	GBP	85,000	State Street Bank And Trust Co	1/13/22	253
USD	589,163	GBP	437,000	State Street Bank And Trust Co	1/13/22	(2,325)
USD	34,899,000	EUR	30,170,133	JPMorgan Chase Bank, N.A.	1/14/22	543,193
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$1,418,292
					Unrealized Appreciation	1,496,123
					Unrealized Depreciation	(77,831)

For the period, the average contract value for forward foreign currency contracts was $90,993,288. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(46,368)	$30,107	$(16,261)
BMW Finance NV	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(31,601)	32,100	499
Daimler AG	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(30,560)	26,149	(4,411)
Deutsche Bank AG	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(14,182)	14,983	801
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(5,760)	3,883	(1,877)
Intesa Sanpaolo SpA	Dec. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,000,000	(20,927)	25,556	4,629
Shell International Finance BV	Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(37,760)	36,297	(1,463)
Volvo Treasury AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(6,712)	3,605	(3,107)

TOTAL CREDIT DEFAULT SWAPS						$(193,870)	$172,680	$(21,190)

For the period, the average monthly notional amount for swaps in the aggregate was $10,895,260.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,793,927 or 4.7% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $687,148.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $14,654,413.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$8,331,249	$50,429,264	$53,926,886	$3,263	$21	$--	$4,833,648	0.0%
Total	$8,331,249	$50,429,264	$53,926,886	$3,263	$21	$--	$4,833,648

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$71,906,561	$--	$71,906,561	$--
U.S. Government and Government Agency Obligations	1,993,174	--	1,993,174	--
Foreign Government and Government Agency Obligations	4,984,021	--	4,984,021	--
Preferred Securities	35,510,292	--	35,510,292	--
Money Market Funds	4,833,648	4,833,648	--	--
Purchased Swaptions	67,867	--	67,867	--
Total Investments in Securities:	$119,295,563	$4,833,648	$114,461,915	$--
Derivative Instruments:
Assets
Futures Contracts	$301,732	$301,732	$--	$--
Forward Foreign Currency Contracts	1,496,123	--	1,496,123	--
Total Assets	$1,797,855	$301,732	$1,496,123	$--
Liabilities
Futures Contracts	$(112,635)	$(112,635)	$--	$--
Forward Foreign Currency Contracts	(77,831)	--	(77,831)	--
Swaps	(193,870)	--	(193,870)	--
Total Liabilities	$(384,336)	$(112,635)	$(271,701)	$--
Total Derivative Instruments:	$1,413,519	$189,097	$1,224,422	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$67,867	$0
Swaps(b)	0	(193,870)
Total Credit Risk	67,867	(193,870)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	1,496,123	(77,831)
Total Foreign Exchange Risk	1,496,123	(77,831)
Interest Rate Risk
Futures Contracts(d)	301,732	(112,635)
Total Interest Rate Risk	301,732	(112,635)
Total Value of Derivatives	$1,865,722	$(384,336)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
JPMorgan Chase Bank, N.A.	$597,916	$(26,167)	$--	$--	$571,749
BNP Paribas SA	504,535	(10,264)	--	--	494,271
Citibank, N.A.	430,203	(167,183)	--	--	263,020
State Street Bank And Trust Co	29,750	(19,665)	--	--	10,085
Royal Bank Of Canada	1,233	(24,351)	--	--	(23,118)
Goldman Sachs Bank USA	353	(18,287)	--	--	(17,934)
Bank Of America, N.A.	--	(648)	--	--	(648)
Brown Brothers Harriman & Co	--	(5,136)	--	--	(5,136)
Exchange Traded Futures	301,732	(112,635)	--	--	189,097
Total	$1,865,722	$(384,336)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $116,079,804)	$114,461,915
Fidelity Central Funds (cost $4,833,648)	4,833,648
Total Investment in Securities (cost $120,913,452)		$119,295,563
Foreign currency held at value (cost $467,192)		471,975
Unrealized appreciation on forward foreign currency contracts		1,496,123
Dividends receivable		675
Interest receivable		927,572
Distributions receivable from Fidelity Central Funds		342
Receivable for daily variation margin on futures contracts		67,827
Receivable from investment adviser for expense reductions		1,381
Total assets		122,261,458
Liabilities
Unrealized depreciation on forward foreign currency contracts	$77,831
Bi-lateral OTC swaps, at value	193,870
Other payables and accrued expenses	4,549
Total liabilities		276,250
Net Assets		$121,985,208
Net Assets consist of:
Paid in capital		$121,926,151
Total accumulated earnings (loss)		59,057
Net Assets		$121,985,208
Net Asset Value, offering price and redemption price per share ($121,985,208 ÷ 12,299,508 shares)		$9.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$1,265,206
Interest		1,858,237
Income from Fidelity Central Funds		3,263
Income before foreign taxes withheld		3,126,706
Less foreign taxes withheld		(37,209)
Total income		3,089,497
Expenses
Custodian fees and expenses	$10,740
Independent trustees' fees and expenses	364
Total expenses before reductions	11,104
Expense reductions	(7,117)
Total expenses after reductions		3,987
Net investment income (loss)		3,085,510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,291,562
Fidelity Central Funds	21
Forward foreign currency contracts	3,466,068
Foreign currency transactions	(84,948)
Futures contracts	(1,181,831)
Swaps	(71,335)
Total net realized gain (loss)		4,419,537
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(9,362,178)
Forward foreign currency contracts	1,628,999
Assets and liabilities in foreign currencies	(70,671)
Futures contracts	188,984
Swaps	10,882
Total change in net unrealized appreciation (depreciation)		(7,603,984)
Net gain (loss)		(3,184,447)
Net increase (decrease) in net assets resulting from operations		$(98,937)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,085,510	$3,468,282
Net realized gain (loss)	4,419,537	(972,288)
Change in net unrealized appreciation (depreciation)	(7,603,984)	6,935,790
Net increase (decrease) in net assets resulting from operations	(98,937)	9,431,784
Distributions to shareholders	(3,647,839)	(7,657,248)
Share transactions
Proceeds from sales of shares	–	48,471
Reinvestment of distributions	3,647,839	7,657,248
Cost of shares redeemed	–	(4,221)
Net increase (decrease) in net assets resulting from share transactions	3,647,839	7,701,498
Total increase (decrease) in net assets	(98,937)	9,476,034
Net Assets
Beginning of period	122,084,145	112,608,111
End of period	$121,985,208	$122,084,145
Other Information
Shares
Sold	–	4,771
Issued in reinvestment of distributions	364,389	753,882
Redeemed	–	(417)
Net increase (decrease)	364,389	758,236

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Credit Fund

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.23	$10.08	$9.50	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.255	.307	.271	.269	.100
Net realized and unrealized gain (loss)	(.263)	.516	1.027	(.373)	.090
Total from investment operations	(.008)	.823	1.298	(.104)	.190
Distributions from net investment income	(.197)C	(.423)	(.299)C	(.257)	(.103)
Distributions from net realized gain	(.105)C	(.250)	(.378)C	(.139)	(.021)
Tax return of capital	–	–	(.041)	–	(.066)
Total distributions	(.302)	(.673)	(.718)	(.396)	(.190)
Net asset value, end of period	$9.92	$10.23	$10.08	$9.50	$10.00
Total ReturnD,E	(.07)%	8.33%	13.85%	(1.04)%	1.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%H
Expenses net of fee waivers, if any	- %I	.01%	.01%	.01%	.01%H
Expenses net of all reductions	- %I	.01%	.01%	.01%	.01%H
Net investment income (loss)	2.53%	3.00%	2.69%	2.74%	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$121,985	$122,084	$112,608	$98,904	$101,965
Portfolio turnover rateJ	65%	52%	88%	94%	40%K

 A For the period July 25, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, swap agreements, market discount, and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,011,231
Gross unrealized depreciation	(5,692,688)
Net unrealized appreciation (depreciation)	$(681,457)

Tax Cost	$120,673,700

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$751,122
Net unrealized appreciation (depreciation) on securities and other investments	$(692,066)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$2,873,281	$ 6,113,670
Long-term Capital Gains	774,558	1,543,578
Total	$3,647,839	$ 7,657,248

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(567,353)	$(52,658)
Swaps	(71,335)	10,882
Total Credit Risk	(638,688)	(41,776)
Foreign Exchange Risk
Forward Foreign Currency Contracts	3,466,068	1,628,999
Interest Rate Risk
Futures Contracts	(1,181,831)	188,984
Totals	$1,645,549	$1,776,207

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fundwill realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Credit Fund	81,053,612	73,777,325

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $7,087.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $30.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Risks of Investing in European Countries.

There continues to be uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of investments in the region or with exposure to the region.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period July 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period July 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Series International Credit Fund	- %-C
Actual		$1,000.00	$1,000.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series International Credit Fund voted to pay on February 14, 2022, to shareholders of record at the opening of business on February 11, 2022, a distribution of $0.063 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,202,875, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,954,681 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted Fidelity's resources devoted to non-U.S. offices and Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SUN-ANN-0222
1.9882621.104

Fidelity® Series International Developed Markets Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
United States of America*	20.2%
Japan	15.2%
France	5.5%
Italy	4.8%
Canada	4.8%
United Kingdom	4.7%
Austria	4.2%
Germany	3.9%
Spain	3.7%
Other	33.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	15.5%
AA	16.2%
A	13.4%
BBB	3.5%
BB and Below	0.3%
Not Rated	30.9%
Short-Term Investments and Net Other Assets	20.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021 *,**
Government Obligations	79.8%
Short-Term Investments and Net Other Assets (Liabilities)	20.2%

 * Foreign investments - 79.8%

 ** Foreign Currency Contracts - (89.8)%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Government Obligations - 79.8%
		Principal Amount(a)	Value
Australia - 3.7%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	$22,446,000	$16,022,135
0.25% 11/21/25 (Reg. S)	AUD	19,392,000	13,586,384
0.5% 9/21/26 (Reg. S)	AUD	4,489,000	3,142,529
1% 12/21/30 (Reg. S)	AUD	18,159,000	12,511,874
1% 11/21/31 (Reg. S)	AUD	10,771,000	7,366,408
1.75% 6/21/51 (Reg. S)	AUD	7,295,000	4,601,282
2.75% 4/21/24	AUD	15,698,000	11,979,224
2.75% 11/21/27	AUD	50,231,000	39,284,523
2.75% 11/21/28	AUD	7,664,000	6,025,451
2.75% 11/21/29 (Reg. S)	AUD	22,554,000	17,835,641
2.75% 5/21/41(Reg. S)	AUD	2,278,000	1,781,485
3.75% 4/21/37 (Reg. S)	AUD	14,761,000	13,202,953
4.5% 4/21/33	AUD	27,814,000	26,032,046

TOTAL AUSTRALIA			173,371,935

Austria - 4.2%
Austrian Republic:
0% 9/20/22 (Reg. S) (b)	EUR	5,710,000	6,527,879
0% 7/15/23 (Reg. S) (b)	EUR	18,030,000	20,731,989
0% 7/15/24 (Reg. S) (b)	EUR	24,477,000	28,268,576
0% 2/20/30 (Reg. S) (b)	EUR	8,709,000	9,918,270
0% 2/20/31 (Reg. S) (b)	EUR	12,003,000	13,565,729
0% 10/20/40 (Reg. S) (b)	EUR	6,902,000	7,177,713
0.5% 4/20/27 (Reg. S) (b)	EUR	19,636,000	23,313,747
0.75% 2/20/28 (Reg. S) (b)	EUR	12,147,000	14,653,728
0.75% 3/20/51 (Reg. S) (b)	EUR	3,392,000	3,970,455
0.85% 6/30/20 (Reg. S) (b)	EUR	3,457,000	3,421,600
1.2% 10/20/25 (Reg. S) (b)	EUR	19,028,000	23,067,252
1.5% 2/20/47 (Reg. S) (b)	EUR	3,794,000	5,275,005
2.1% 9/20/17 (Reg. S) (b)	EUR	1,020,000	1,789,447
3.8% 1/26/62 (b)	EUR	7,942,000	18,571,857
4.15% 3/15/37 (b)	EUR	10,029,000	17,986,779

TOTAL AUSTRIA			198,240,026

Belgium - 3.6%
Belgian Kingdom:
0% 10/22/27 (Reg. S) (b)	EUR	20,598,000	23,819,845
0% 10/22/31 (b)	EUR	706,000	789,506
0.1% 6/22/30 (Reg. S) (b)	EUR	14,700,000	16,854,784
0.4% 6/22/40 (b)	EUR	11,835,000	12,812,120
0.65% 6/22/71 (Reg. S) (b)	EUR	1,503,000	1,402,016
0.8% 6/22/25 (Reg. S) (b)	EUR	8,618,000	10,255,108
0.8% 6/22/28 (Reg. S) (b)	EUR	2,706,000	3,285,092
0.9% 6/22/29 (b)	EUR	1,056,000	1,292,117
1% 6/22/26 (Reg. S) (b)	EUR	4,744,000	5,739,689
1.7% 6/22/50 (b)	EUR	17,320,000	23,563,990
2.25% 6/22/23	EUR	2,215,000	2,628,751
2.6% 6/22/24 (Reg.S) (b)	EUR	13,782,000	16,938,823
5% 3/28/35 (b)	EUR	27,036,000	49,371,777

TOTAL BELGIUM			168,753,618

Canada - 4.8%
Canadian Government:
0.25% 8/1/23	CAD	74,124,000	58,003,590
0.25% 3/1/26	CAD	44,228,000	33,599,224
0.5% 9/1/25	CAD	28,191,000	21,744,700
0.5% 12/1/30	CAD	70,378,000	51,499,816
1.25% 6/1/30	CAD	12,150,000	9,527,513
2% 12/1/51	CAD	40,955,000	34,798,556
4% 6/1/41	CAD	12,881,000	14,129,030

TOTAL CANADA			223,302,429

Cyprus - 0.3%
Republic of Cyprus:
0% 2/9/26 (Reg. S)	EUR	5,219,000	5,893,810
0.625% 1/21/30 (Reg. S)	EUR	2,319,000	2,629,742
1.25% 1/21/40 (Reg. S)	EUR	1,506,000	1,730,977
2.25% 4/16/50 (Reg. S)	EUR	1,316,000	1,769,154

TOTAL CYPRUS			12,023,683

Denmark - 1.9%
Danish Kingdom:
0% 11/15/31 (Reg. S) (b)	DKK	38,195,000	5,811,277
0.25% 11/15/22 (Reg. S) (b)	DKK	53,157,000	8,195,472
0.25% 11/15/52 (Reg. S) (b)	DKK	46,998,000	7,028,421
0.5% 11/15/27	DKK	17,460,000	2,785,074
0.5% 11/15/29(Reg. S) (b)	DKK	110,754,000	17,675,572
1.5% 11/15/23	DKK	22,070,000	3,509,475
1.75% 11/15/25	DKK	97,371,000	16,123,035
4.5% 11/15/39	DKK	102,792,000	27,920,907

TOTAL DENMARK			89,049,233

Estonia - 0.0%
Estonian Republic 0.125% 6/10/30 (Reg. S)	EUR	1,297,000	1,465,837
Finland - 2.6%
Finnish Government:
0.125% 9/15/31 (Reg. S) (b)	EUR	777,000	888,348
0.125% 4/15/36 (Reg. S) (b)	EUR	17,608,000	19,500,836
0.125% 4/15/52 (Reg. S) (b)	EUR	5,064,000	5,171,462
0.25% 9/15/40 (Reg. S) (b)	EUR	9,001,000	9,999,379
0.5% 4/15/26 (Reg. S) (b)	EUR	13,649,000	16,160,340
0.5% 9/15/27 (Reg. S) (b)	EUR	10,508,000	12,503,504
0.5% 9/15/28 (Reg. S) (b)	EUR	6,568,000	7,821,641
0.5% 9/15/29 (Reg. S) (b)	EUR	9,338,000	11,132,048
0.875% 9/15/25 (Reg. S) (b)	EUR	15,486,000	18,521,872
1.5% 4/15/23 (Reg. S) (b)	EUR	14,018,000	16,404,362
2% 4/15/24 (Reg. S) (b)	EUR	4,397,000	5,310,949

TOTAL FINLAND			123,414,741

France - 5.5%
French Government:
OAT 3.25% 5/25/45	EUR	4,033,000	7,086,850
0% 2/25/23 (Reg. S)	EUR	19,143,000	21,961,381
0% 2/25/24 (Reg. S)	EUR	15,678,000	18,061,665
0% 3/25/25(Reg. S)	EUR	31,290,000	36,168,152
0% 2/25/27 (Reg. S)	EUR	3,742,000	4,314,500
0.5% 5/25/40 (Reg. S) (b)	EUR	673,000	748,511
0.5% 5/25/72 (b)	EUR	1,747,000	1,538,854
0.75% 11/25/28(Reg. S)	EUR	23,968,000	28,952,470
0.75% 5/25/52 (Reg. S) (b)	EUR	18,534,000	20,176,210
1.25% 5/25/36(Reg. S) (b)	EUR	54,659,000	68,987,271
2.75% 10/25/27	EUR	35,980,000	48,234,695

TOTAL FRANCE			256,230,559

Germany - 3.9%
German Federal Republic:
0% 9/15/23 (Reg. S)	EUR	25,144,000	28,946,169
0% 10/18/24 (Reg. S)	EUR	1,018,000	1,180,182
0% 10/10/25 (Reg. S)	EUR	25,126,000	29,201,813
0% 11/15/27 (Reg. S)	EUR	38,344,000	44,740,833
0% 8/15/29(Reg. S)	EUR	8,292,000	9,679,531
0% 8/15/30 (Reg. S)	EUR	12,515,000	14,579,487
0% 8/15/31	EUR	940,000	1,089,443
0% 5/15/36 (Reg. S)	EUR	13,082,000	14,868,625
0% 8/15/50	EUR	10,015,000	10,913,886
2.5% 7/4/44	EUR	952,000	1,692,624
4.75% 7/4/40	EUR	12,781,000	27,593,672

TOTAL GERMANY			184,486,265

Hong Kong - 0.1%
Hong Kong Government SAR:
1.68% 1/21/26	HKD	33,050,000	4,336,942
1.89% 3/2/32	HKD	9,400,000	1,244,053
2.13% 7/16/30	HKD	4,750,000	643,406
2.22% 8/7/24	HKD	3,250,000	431,304

TOTAL HONG KONG			6,655,705

Ireland - 3.4%
Irish Republic:
0% 10/18/31 (Reg. S)	EUR	22,095,000	24,528,995
0.2% 5/15/27 (Reg. S)	EUR	7,014,000	8,149,460
0.4% 5/15/35 (Reg. S)	EUR	14,080,000	15,791,072
0.55% 4/22/41 (Reg. S)	EUR	3,811,000	4,222,630
0.9% 5/15/28 (Reg. S)	EUR	18,409,000	22,312,575
1% 5/15/26(Reg. S)	EUR	6,187,000	7,457,940
1.1% 5/15/29 (Reg. S)	EUR	13,398,000	16,477,040
1.5% 5/15/50 (Reg. S)	EUR	6,300,000	8,252,019
2% 2/18/45 (Reg.S)	EUR	9,071,000	13,172,080
3.4% 3/18/24 (Reg.S)	EUR	2,417,000	2,993,714
3.9% 3/20/23(Reg. S)	EUR	14,498,000	17,387,887
5.4% 3/13/25	EUR	12,279,000	16,607,898

TOTAL IRELAND			157,353,310

Italy - 4.8%
Italian Republic:
0% 4/15/24 (Reg. S)	EUR	36,404,000	41,448,855
0% 4/1/26 (Reg. S)	EUR	50,025,000	56,074,943
0.6% 6/15/23 (Reg. S)	EUR	14,352,000	16,569,326
0.6% 8/1/31 (Reg. S) (b)	EUR	10,871,000	11,781,618
0.95% 8/1/30 (Reg. S)	EUR	16,920,000	19,197,000
0.95% 3/1/37 (Reg. S) (b)	EUR	28,568,000	29,937,679
1.45% 5/15/25	EUR	810,000	962,020
1.7% 9/1/51 (Reg. S) (b)	EUR	4,028,000	4,296,913
2.15% 3/1/72 (Reg. S) (b)	EUR	3,026,000	3,293,934
3% 8/1/29	EUR	18,611,000	24,595,097
4.75% 9/1/44 (b)	EUR	11,115,000	19,601,639

TOTAL ITALY			227,759,024

Japan - 15.2%
Japan Government:
0.005% 8/1/23	JPY	9,752,500,000	84,917,034
0.005% 6/20/26	JPY	2,871,900,000	25,062,152
0.1% 6/20/27	JPY	4,469,900,000	39,221,886
0.1% 9/20/28	JPY	3,109,300,000	27,309,023
0.1% 6/20/30	JPY	1,384,300,000	12,147,615
0.1% 6/20/31	JPY	21,733,350,000	189,739,340
0.2% 6/20/36	JPY	4,504,600,000	38,709,093
0.4% 6/20/25	JPY	5,115,650,000	45,231,454
0.4% 6/20/41	JPY	17,225,900,000	147,806,099
0.6% 6/20/24	JPY	1,828,950,000	16,170,856
0.7% 6/20/51	JPY	6,507,400,000	56,738,780
0.7% 3/20/61	JPY	3,683,350,000	31,555,836

TOTAL JAPAN			714,609,168

Latvia - 0.3%
Latvian Republic:
0% 3/17/31 (Reg. S)	EUR	1,538,000	1,688,926
0.25% 1/23/30 (Reg. S)	EUR	2,400,000	2,729,497
0.375% 10/7/26 (Reg. S)	EUR	696,000	808,716
1.125% 5/30/28 (Reg. S)	EUR	400,000	483,322
1.875% 2/19/49 (Reg. S)	EUR	1,478,000	2,159,960
2.875% 4/30/24 (Reg. S)	EUR	3,749,000	4,575,716

TOTAL LATVIA			12,446,137

Lithuania - 0.2%
Lithuanian Republic:
0.5% 7/28/50 (Reg. S)	EUR	2,285,000	2,336,122
0.75% 5/6/30 (Reg. S)	EUR	1,960,000	2,312,072
0.95% 5/26/27 (Reg. S)	EUR	1,116,000	1,327,741
1.625% 6/19/49 (Reg. S)	EUR	1,009,000	1,377,275
2.1% 5/26/47 (Reg. S)	EUR	1,441,000	2,140,237

TOTAL LITHUANIA			9,493,447

Luxembourg - 0.2%
Grand Duchy of Luxembourg:
0% 4/28/25 (Reg. S)	EUR	174,000	199,808
0% 11/13/26 (Reg. S)	EUR	460,000	527,093
0% 4/28/30 (Reg. S)	EUR	1,879,000	2,125,799
0% 3/24/31 (Reg. S)	EUR	1,532,000	1,721,863
0% 9/14/32 (Reg. S)	EUR	1,037,000	1,151,037
0.625% 2/1/27 (Reg. S)	EUR	3,395,000	4,006,115
2.125% 7/10/23 (Reg. S)	EUR	1,029,000	1,218,775

TOTAL LUXEMBOURG			10,950,490

Netherlands - 3.5%
Dutch Government:
0% 1/15/27 (Reg. S) (b)	EUR	2,084,000	2,417,334
0% 7/15/30 (Reg. S) (b)	EUR	20,117,000	23,131,742
0% 1/15/38 (Reg. S) (b)	EUR	30,030,000	33,187,755
0% 1/15/52 (Reg. S) (b)	EUR	2,502,000	2,601,434
0.25% 7/15/25 (b)	EUR	13,480,000	15,750,606
0.5% 1/15/40 (Reg. S) (b)	EUR	101,000	122,428
0.75% 7/15/27 (Reg. S) (b)	EUR	23,159,000	28,019,671
0.75% 7/15/28 (b)	EUR	6,894,000	8,393,420
1.75% 7/15/23 (Reg. S) (b)	EUR	17,532,000	20,710,645
2% 7/15/24 (b)	EUR	5,196,000	6,305,972
2.75% 1/15/47 (b)	EUR	12,860,000	23,813,824

TOTAL NETHERLANDS			164,454,831

New Zealand - 1.5%
New Zealand Government:
0.5% 5/15/24	NZD	23,913,000	15,830,169
0.5% 5/15/26	NZD	24,870,000	15,826,131
1.75% 5/15/41	NZD	3,464,000	2,001,554
2% 5/15/32	NZD	11,913,000	7,867,359
2.75% 4/15/37 (Reg. S)	NZD	18,879,000	13,136,335
3% 4/20/29	NZD	23,046,000	16,532,219

TOTAL NEW ZEALAND			71,193,767

Norway - 1.2%
Kingdom of Norway:
1.375% 8/19/30 (Reg. S) (b)	NOK	86,034,000	9,517,955
1.5% 2/19/26 (Reg. S) (b)	NOK	159,972,000	18,088,873
1.75% 2/17/27 (Reg. S) (b)	NOK	42,082,000	4,800,374
1.75% 9/6/29 (Reg. S) (b)	NOK	75,590,000	8,613,343
2% 5/24/23 (b)	NOK	16,214,000	1,862,641
3% 3/14/24 (b)	NOK	130,943,000	15,374,419

TOTAL NORWAY			58,257,605

Portugal - 3.6%
Portugal Obrigacoes Do Tesouro:
0.3% 10/17/31 (Reg. S) (b)	EUR	1,217,000	1,362,762
0.475% 10/18/30 (Reg. S) (b)	EUR	11,994,000	13,868,433
0.7% 10/15/27 (Reg. S) (b)	EUR	26,380,000	31,293,301
0.9% 10/12/35 (Reg. S) (b)	EUR	25,777,000	29,865,972
1% 4/12/52 (Reg. S) (b)	EUR	3,888,000	4,013,233
1.95% 6/15/29 (Reg. S) (b)	EUR	7,919,000	10,209,525
2.875% 10/15/25 (Reg. S) (b)	EUR	17,529,000	22,403,929
5.65% 2/15/24 (Reg. S) (b)	EUR	20,957,000	27,019,021
Republic of Portugal:
2.125% 10/17/28 (b)	EUR	15,565,000	20,187,322
4.1% 4/15/37 (b)	EUR	5,490,000	9,244,740

TOTAL PORTUGAL			169,468,238

Singapore - 2.0%
Republic of Singapore:
1.625% 7/1/31	SGD	27,486,000	20,307,128
1.75% 2/1/23	SGD	32,008,000	24,043,606
1.875% 3/1/50	SGD	13,039,000	9,089,876
2.125% 6/1/26	SGD	38,722,000	29,752,576
2.25% 8/1/36	SGD	30,000	23,134
2.75% 4/1/42	SGD	14,958,000	12,323,034

TOTAL SINGAPORE			95,539,354

Slovakia - 1.1%
Slovakia Republic:
0% 6/17/24 (Reg. S)	EUR	6,882,000	7,956,269
0.125% 6/17/27 (Reg. S)	EUR	6,600,000	7,695,012
0.25% 5/14/25 (Reg. S)	EUR	4,667,000	5,424,509
1% 10/9/30 (Reg. S)	EUR	14,722,000	18,096,011
1% 5/14/32 (Reg. S)	EUR	3,031,000	3,746,923
1.875% 3/9/37 (Reg. S)	EUR	134,000	179,629
2% 10/17/47 (Reg. S)	EUR	5,390,000	7,788,388
2.25% 6/12/68 (Reg. S)	EUR	100,000	158,044
3% 2/28/23 (Reg. S)	EUR	429,000	510,719

TOTAL SLOVAKIA			51,555,504

Slovenia - 0.8%
Republic of Slovenia:
0% 2/12/31 (Reg. S)	EUR	5,375,000	5,899,505
0.4875% 10/20/50 (Reg. S)	EUR	1,430,000	1,417,434
0.875% 7/15/30 (Reg. S)	EUR	3,502,000	4,160,463
1.1875% 3/14/29 (Reg. S)	EUR	1,521,000	1,855,437
1.5% 3/25/35 (Reg. S)	EUR	2,925,000	3,677,915
2.125% 7/28/25 (Reg. S)	EUR	261,000	324,240
3.125% 8/7/45 (Reg. S)	EUR	3,894,000	6,475,327
4.625% 9/9/24	EUR	2,655,000	3,449,979
5.125% 3/30/26 (Reg. S)	EUR	5,975,000	8,383,651

TOTAL SLOVENIA			35,643,951

Spain - 3.7%
Spanish Kingdom:
0% 4/30/23	EUR	20,536,000	23,564,426
0% 5/31/24	EUR	13,685,000	15,731,515
0% 1/31/25	EUR	7,857,000	9,052,557
0% 1/31/26	EUR	18,484,000	21,172,466
0% 1/31/28	EUR	10,708,000	12,097,187
0.6% 10/31/29 (Reg. S) (b)	EUR	16,011,000	18,689,705
0.8% 7/30/27 (Reg. S) (b)	EUR	12,227,000	14,512,899
0.85% 7/30/37 (Reg. S) (b)	EUR	19,859,000	22,044,235
1% 10/31/50 (Reg. S) (b)	EUR	2,314,000	2,391,273
1.25% 10/31/30 (Reg. S) (b)	EUR	12,038,000	14,684,984
1.45% 10/31/71 (Reg. S) (b)	EUR	4,434,000	4,384,899
5.15% 10/31/44 (b)	EUR	8,385,000	17,185,672

TOTAL SPAIN			175,511,818

Sweden - 1.4%
Sweden Kingdom:
0.125% 5/12/31 (Reg. S) (b)	SEK	102,610,000	11,181,895
0.5% 11/24/45	SEK	14,800,000	1,565,627
0.75% 5/12/28	SEK	41,560,000	4,776,364
0.75% 11/12/29 (b)	SEK	60,005,000	6,944,250
1% 11/12/26 (Reg. S)	SEK	62,660,000	7,251,368
1.375% 6/23/71	SEK	8,985,000	984,589
1.5% 11/13/23 (b)	SEK	115,745,000	13,212,980
2.5% 5/12/25	SEK	96,080,000	11,541,679
3.5% 3/30/39	SEK	36,250,000	5,992,214

TOTAL SWEDEN			63,450,966

Switzerland - 1.6%
Switzerland Confederation:
0.5% 5/27/30 (Reg. S)	CHF	10,619,000	12,334,938
0.5% 6/28/45	CHF	6,536,000	8,032,035
0.5% 5/30/58 (Reg. S)	CHF	570,000	767,486
1.25% 5/28/26	CHF	1,780,000	2,097,907
1.5% 7/24/25	CHF	6,149,000	7,230,069
2% 6/25/64 (Reg. S)	CHF	682,000	1,437,649
2.25% 6/22/31(Reg. S)	CHF	11,092,000	14,945,667
2.5% 3/8/36 (Reg. S)	CHF	3,128,000	4,651,493
3.25% 6/27/27	CHF	3,459,000	4,550,331
4% 2/11/23	CHF	1,599,000	1,846,841
4% 1/6/49 (Reg. S)	CHF	8,457,000	19,385,204

TOTAL SWITZERLAND			77,279,620

United Kingdom - 4.7%
United Kingdom, Great Britain and Northern Ireland:
0.125% 1/31/23 (Reg. S)	GBP	7,040,000	9,487,853
0.125% 1/31/24 (Reg. S)	GBP	15,456,000	20,683,293
0.125% 1/30/26 (Reg. S)	GBP	14,935,000	19,717,068
0.125% 1/31/28 (Reg. S)	GBP	7,096,000	9,234,734
0.375% 10/22/30 (Reg. S)	GBP	351,000	453,478
0.5% 10/22/61 (Reg. S)	GBP	1,816,000	2,075,683
0.625% 7/31/35 (Reg. S)	GBP	10,111,000	12,794,145
0.625% 10/22/50 (Reg. S)	GBP	6,113,000	7,270,527
0.875% 1/31/46 (Reg. S)	GBP	33,692,000	42,510,683
1.25% 10/22/41 (Reg. S)	GBP	8,263,000	11,289,452
1.625% 10/22/71 (Reg. S)	GBP	14,862,000	26,277,629
4.25% 6/7/32	GBP	9,611,000	17,194,267
4.75% 12/7/30 (c)	GBP	23,100,000	41,563,567

TOTAL UNITED KINGDOM			220,552,379

TOTAL GOVERNMENT OBLIGATIONS
(Cost $3,832,000,954)			3,752,513,640
		Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.08% (d)
(Cost $12,953,038)		12,950,448	12,953,038
TOTAL INVESTMENT IN SECURITIES - 80.1%
(Cost $3,844,953,992)			3,765,466,678
NET OTHER ASSETS (LIABILITIES) - 19.9%			936,075,870
NET ASSETS - 100%			$4,701,542,548

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
DKK	592,026,000	USD	90,176,343	BNP Paribas	1/3/22	$457,684
EUR	5,499,247	USD	6,238,621	Goldman Sachs Bank USA	1/4/22	22,272
SEK	581,177,000	USD	63,841,261	HSBC Bank USA	1/3/22	475,266
USD	3,325,372	DKK	21,847,000	Bank Of America NA	1/3/22	(19,214)
USD	1,602,800	DKK	10,554,000	Bank Of America NA	1/3/22	(12,925)
USD	1,064,665	DKK	6,992,000	JPMorgan Chase Bank, N.A.	1/3/22	(5,749)
USD	67,207,260	DKK	443,537,000	State Street Bank And Trust Co	1/3/22	(694,394)
USD	14,664,235	DKK	96,259,000	State Street Bank And Trust Co	1/3/22	(72,180)
USD	1,950,188	DKK	12,837,000	State Street Bank And Trust Co	1/3/22	(15,045)
USD	9,249,131	SEK	83,956,000	Bank Of America NA	1/3/22	(41,943)
USD	1,529,686	SEK	13,900,000	Bank Of America NA	1/3/22	(8,571)
USD	6,420,385	SEK	58,650,000	JPMorgan Chase Bank, N.A.	1/3/22	(70,175)
USD	47,020,572	SEK	424,671,000	State Street Bank And Trust Co	1/3/22	23,936
JPY	81,789,249,194	USD	711,953,771	Royal Bank Of Canada	1/4/22	(928,393)
USD	549,655,546	JPY	63,159,050,000	BNP Paribas	1/4/22	589,650
USD	92,335,258	JPY	10,409,600,000	BNP Paribas	1/4/22	1,840,607
USD	11,320,753	JPY	1,283,900,000	BNP Paribas	1/4/22	159,317
USD	5,897,912	JPY	669,800,000	Bank Of America NA	1/4/22	75,083
USD	9,169,013	JPY	1,039,550,000	Bank Of America NA	1/4/22	131,806
USD	4,211,282	JPY	478,750,000	Bank Of America NA	1/4/22	49,324
USD	3,398,781	JPY	387,250,000	Bank Of America NA	1/4/22	32,268
USD	39,380,950	JPY	4,438,300,000	State Street Bank And Trust Co	1/4/22	797,102
EUR	22,135,000	USD	25,123,114	Goldman Sachs Bank USA	1/28/22	90,103
GPB	4,347,000	USD	5,874,718	State Street Bank And Trust Co	1/28/22	8,819
USD	173,010,514	AUD	239,163,000	BNP Paribas	1/28/22	(1,006,111)
USD	1,961,809	CAD	2,490,000	BNP Paribas	1/28/22	(6,599)
USD	180,665,906	CAD	231,209,000	Royal Bank Of Canada	1/28/22	(2,110,609)
USD	78,731,544	CHF	72,191,000	Royal Bank Of Canada	1/28/22	(544,872)
USD	90,126,123	DKK	591,489,000	BNP Paribas	1/28/22	(472,686)
USD	1,065,451,840	EUR	940,143,000	JPMorgan Chase Bank, N.A.	1/28/22	(5,432,716)
USD	919,920,000	EUR	811,438,753	State Street Bank And Trust Co	1/28/22	(4,361,975)
USD	172,801,980	GBP	128,604,000	BNP Paribas	1/28/22	(1,259,778)
USD	6,704,361	HKD	52,294,000	JPMorgan Chase Bank, N.A.	1/28/22	(2,408)
USD	711,799,171	JPY	81,760,100,000	Royal Bank Of Canada	1/28/22	888,724
USD	45,485,404	NOK	402,581,000	JPMorgan Chase Bank, N.A.	1/28/22	(208,386)
USD	70,821,852	NZD	103,939,000	HSBC Bank USA	1/28/22	(343,352)
USD	63,825,932	SEK	580,913,000	HSBC Bank USA	1/28/22	(473,772)
USD	95,749,453	SGD	129,984,000	HSBC Bank USA	1/28/22	(691,011)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(13,140,903)
					Unrealized Appreciation	5,641,961
					Unrealized Depreciation	(18,782,864)

For the period, the average contract value for forward foreign currency contracts was $2,987,305,698. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

JPY – Japanese yen

NOK – Norwegian krone

NZD – New Zealand dollar

SEK – Swedish krona

SGD – Singapore dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,204,266,471 or 25.6% of net assets.

 (c) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $12,344,848.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$--	$3,654,461,177	$3,641,508,139	$16,492	$--	$--	$12,953,038	0.0%
Total	$--	$3,654,461,177	$3,641,508,139	$16,492	$--	$--	$12,953,038

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Government Obligations	$3,752,513,640	$--	$3,752,513,640	$--
Money Market Funds	12,953,038	12,953,038	--	--
Total Investments in Securities:	$3,765,466,678	$12,953,038	$3,752,513,640	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$5,641,961	$--	$5,641,961	$--
Total Assets	$5,641,961	$--	$5,641,961	$--
Liabilities
Forward Foreign Currency Contracts	$(18,782,864)	$--	$(18,782,864)	$--
Total Liabilities	$(18,782,864)	$--	$(18,782,864)	$--
Total Derivative Instruments	$(13,140,903)	$--	$(13,140,903)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts	$5,641,961	$(18,782,864)
Total Foreign Exchange Risk(a)	5,641,961	(18,782,864)
Total Value of Derivatives	$5,641,961	$(18,782,864)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,832,000,954)	$3,752,513,640
Fidelity Central Funds (cost $12,953,038)	12,953,038
Total Investment in Securities (cost $3,844,953,992)		$3,765,466,678
Foreign currency held at value (cost $6,429,824)		6,421,850
Unrealized appreciation on forward foreign currency contracts		5,641,961
Receivable for fund shares sold		1,052,679,732
Interest receivable		14,477,551
Distributions receivable from Fidelity Central Funds		5,006
Receivable from investment adviser for expense reductions		6,292
Total assets		4,844,699,070
Liabilities
Payable for investments purchased	$116,027,982
Unrealized depreciation on forward foreign currency contracts	18,782,864
Payable for forward foreign currency contracts	5,753,426
Payable for fund shares redeemed	2,534,578
Other payables and accrued expenses	57,672
Total liabilities		143,156,522
Net Assets		$4,701,542,548
Net Assets consist of:
Paid in capital		$4,726,700,620
Total accumulated earnings (loss)		(25,158,072)
Net Assets		$4,701,542,548
Net Asset Value, offering price and redemption price per share ($4,701,542,548 ÷ 478,447,372 shares)		$9.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 31, 2021 (commencement of operations) through December 31, 2021
Investment Income
Interest		$1,766,117
Income from Fidelity Central Funds		16,492
Income before foreign taxes withheld		1,782,609
Less foreign taxes withheld		(151,793)
Total income		1,630,816
Expenses
Custodian fees and expenses	$46,788
Independent trustees' fees and expenses	1,184
Total expenses before reductions	47,972
Expense reductions	(24,025)
Total expenses after reductions		23,947
Net investment income (loss)		1,606,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(856,451)
Forward foreign currency contracts	74,060,249
Foreign currency transactions	(4,232,189)
Total net realized gain (loss)		68,971,609
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(79,487,314)
Forward foreign currency contracts	(13,140,903)
Assets and liabilities in foreign currencies	(144,654)
Total change in net unrealized appreciation (depreciation)		(92,772,871)
Net gain (loss)		(23,801,262)
Net increase (decrease) in net assets resulting from operations		$(22,194,393)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 31, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,606,869
Net realized gain (loss)	68,971,609
Change in net unrealized appreciation (depreciation)	(92,772,871)
Net increase (decrease) in net assets resulting from operations	(22,194,393)
Distributions to shareholders	(2,963,679)
Share transactions
Proceeds from sales of shares	4,817,445,515
Reinvestment of distributions	2,963,679
Cost of shares redeemed	(93,708,574)
Net increase (decrease) in net assets resulting from share transactions	4,726,700,620
Total increase (decrease) in net assets	4,701,542,548
Net Assets
Beginning of period	–
End of period	$4,701,542,548
Other Information
Shares
Sold	487,636,716
Issued in reinvestment of distributions	300,576
Redeemed	(9,489,920)
Net increase (decrease)	478,447,372

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Developed Markets Bond Index Fund

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.007
Net realized and unrealized gain (loss)	(.169)
Total from investment operations	(.162)
Distributions from net investment income	(.008)
Total distributions	(.008)
Net asset value, end of period	$9.83
Total ReturnC,D	(1.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G
Expenses net of fee waivers, if any	- %G,H
Expenses net of all reductions	- %G,H
Net investment income (loss)	.21%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,701,543
Portfolio turnover rateI	2%J

 A For the period August 31, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Series International Developed Markets Bond Index Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,422,154
Gross unrealized depreciation	(37,101,394)
Net unrealized appreciation (depreciation)	$(26,679,240)
Tax Cost	$3,845,179,655

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,676,088
Capital loss carryforward	$(10,266)
Net unrealized appreciation (depreciation) on securities and other investments	$(26,823,894)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(10,266)

The tax character of distributions paid was as follows:

December 31, 2021(a)
Ordinary Income	$2,963,679

 (a) For the period August 31, 2021 (commencement of operations) through December 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Developed Markets Bond Index Fund	3,888,795,039	50,229,516

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $24,025.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Risks of Investing in European Countries.

There continues to be uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of investments in the region or with exposure to the region.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Developed Markets Bond Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series International Developed Markets Bond Index Fund (the "Fund"), a fund of Fidelity School Street Trust, including the schedule of investments, as of December 31, 2021, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 31, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 31, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 31, 2021 to December 31, 2021). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2021	Expenses Paid During Period-B
Fidelity Series International Developed Markets Bond Index Fund	- %-C
Actual		$1,000.00	$983.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period August 31, 2021 to December 31, 2021.

 C Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 D Amount represents less than .005%.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Developed Markets Bond Index Fund

At its May 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also took into consideration the fact that it oversees funds managed by Fidelity that have similar investment objectives and policies as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered that the fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR undertakes to pay all operating expenses of the fund, with certain exceptions. The Board also noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2025.

Based on its review, the Board considered that the fund will not pay a management fee and concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. The Board also noted that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund are not relevant to approval of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, with certain exceptions. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees and FMR will bear all expenses of the fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds and Fidelity managed 529 plans, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

IDM-ANN-0322
1.9901932.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series International Developed Markets Bond Index Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series International Developed Markets Bond Index Fund	$-	$-	$-	$500

December 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series International Developed Markets Bond Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.
B Fidelity Series International Developed Markets Bond Index Fund commenced operations on August 31, 2021.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Series International Credit Fund (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$50,400	$4,800	$10,500	$2,100
Fidelity Global Credit Fund	$78,800	$7,300	$13,000	$3,100
Fidelity Intermediate Municipal Income Fund	$46,200	$4,100	$5,100	$1,800
Fidelity Series International Credit Fund	$73,000	$6,700	$11,200	$2,900

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$51,000	$4,700	$12,100	$2,500
Fidelity Global Credit Fund	$80,700	$7,000	$16,200	$3,800
Fidelity Intermediate Municipal Income Fund	$46,800	$3,900	$5,100	$2,100
Fidelity Series International Credit Fund	$73,800	$6,400	$12,800	$3,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A,B	December 31, 2020 A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Series International Developed Markets Bond Index Fund’s commencement of operations.

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A,B	December 31, 2020A,B
Deloitte Entities	$522,100	$501,600
PwC	$14,192,100	$14,622,400

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Series International Developed Markets Bond Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022